Table of Contents
--------------------------------------------------------------------------------

Letter from the President...........................................................................       2

Atlas Fund Discussions:
     Money Funds....................................................................................       4
     Municipal Funds................................................................................       4
     U.S. Government and Mortgage Securities Fund...................................................       5
     U.S. Government Intermediate Fund..............................................................       5
     Strategic Income Fund..........................................................................       6
     Balanced.......................................................................................       7
     Growth and Income Fund.........................................................................       7
     Strategic Growth Fund..........................................................................       8
     Global Growth Fund.............................................................................       9
Atlas Stock and Bond Fund Total Returns:
     Bond Funds.....................................................................................      10
     Stock Funds....................................................................................      10
Comparing Atlas Fund Performance To The Market......................................................      11
Statements of Investments in Securities and Net Assets..............................................      14
Statements of Assets and Liabilities................................................................      36
Statements of Operations............................................................................      38
Statements of Changes in Net Assets.................................................................      40
Financial Highlights................................................................................      44
Notes to Financial Statements.......................................................................      52
Independent Auditors' Report........................................................................      62

(ATLASFUNDS LOGO)

              FROM THE OFFICE OF MARION O. SANDLER
              President and Chief Executive Officer

              Dear Valued Shareholder,

                  The past year witnessed divergent results in the stock
              and bond markets. After a banner year in 1995, the stock market continued its vigorous upward climb in 1996. While the bond market fared less well, delivering disappointing results, all Atlas bond funds posted positive returns for the year and the long-term funds outperformed the majority of their competitors.

                                      1995-1996:
                  Rewarding Back-To-Back Years For Atlas Stock Funds

                  In 1996, for the second year in a row, all Atlas stock
              funds registered double digit returns. The Strategic Growth Fund led the way, with a net asset value total return of 23.72%. This Fund's aggregate gain for the years 1995-96 was 59.78%. The two-year net asset return for our Growth and Income Fund was even higher at 59.88%.

                  The remarkable stock market achievements of 1995 and
              1996 confirm the wisdom of adhering to long-term investment goals. Investors who left -- or stayed out of -- the market following the brief downturn of 1994 missed the rewards of Wall Street's largest two-year percentage gain since 1975-1976, as measured by the Dow Jones Industrial Average.

                                  The Year In Bonds:
                           Making The Best Of A Weak Market

                  1996 was a lackluster period for bonds. The year, in
              fact, delivered negative returns for owners of long-term Treasury Bonds, with the Merrill Lynch Long-Term Treasury Index down 1% for 1996. In a bond market this weak, Atlas bond funds were unable to duplicate the double digit returns of 1995. All Atlas Funds generated positive results, with the Atlas U.S. Government and Mortgage Securities Fund accumulating a 12-month net asset value total return of 4.50%. What's more, Atlas' newest bond fund, the Strategic Income Fund, rewarded shareholders with an 8.89% aggregate total return since its inception on May 20, 1996.

                      You'll find detailed information on the
                  performance of all Atlas Funds starting on page 10
                  of this report.
                  New In 1996: Introducing The Atlas Global Growth Fund
                  And The Atlas Strategic Income Fund
                      Atlas' two newest funds were created to allow
                  shareholders to take advantage of investment
                  opportunities not only in the U.S., but also all over   (NOT FDIC- INSURED
                  the world.                                              INFO)

           The Global Growth Fund invests in the stocks of both foreign and U.S. companies to achieve the goal of long-term growth. The Atlas Strategic Income Fund seeks high current income by investing across three broad sectors of the bond market -- U.S. Government securities, foreign fixed-income debt, and high yield, lower-rated corporates. Both funds provide excellent ways to diversify your investment portfolio.

                                New In 1997:
                   Announcing Atlas Tax-Deferred Annuities

           With the introduction in January of Atlas Tax-Deferred Annuities, an important new addition to our family of investment opportunities, we are able to provide you with tax-deferred earnings at very competitive rates. These fixed annuities offer a 1% bonus rate for one year on each purchase, no up-front sales charge, an insurance company money back guarantee and other benefits your Atlas Investment Representative will be happy to explain. You can also call 1-800-993-ATLAS (1-800-933-2852) for more information, or to make an appointment to discuss how Atlas Tax-Deferred Annuities can work for you.

                      Atlas Investment Representatives:
                    Helping You Meet Your Financial Goals

           As a sister company of World Savings and a member of the $35 billion-strong Golden West Financial Corporation, Atlas is dedicated to providing the superior products, personal service and caring professional advice you've come to expect from World. That's why we call Atlas Funds "THE INVESTMENTS YOU WANT FROM THE PEOPLE YOU TRUST." So, if you'd like more information about Atlas' new investment opportunities, or wish to review your current investments to determine if they are consistent with your financial objectives, just call 1-800-993-ATLAS (1-800-933-2852) and speak with an Atlas Investment Representative. You can also call to set up a meeting with your personal Representative at a nearby World branch.

           On behalf of all of us at Atlas Funds, I thank you for the opportunity to serve your investment needs today and in the future.

       Sincerely,
       (SANDLER SIGNATURE)
       (Mrs.) Marion O. Sandler
       President and Chief Executive Officer

Atlas Fund Discussions
--------------------------------------------------------------------------------

Money Funds:

                  During 1996, the Atlas U.S. Treasury Money Fund (Class A shares) provided a total return of 4.74%, by investing solely in top quality U.S. Treasury obligations, which are guaranteed by the full faith and credit of the U.S. Government. Income generated by Treasury securities is exempt from both state and local taxes, so shareholders also enjoyed some tax advantages.

                  The Atlas National Municipal Money Fund generated a total return of 2.96% in 1996, which is equivalent to a maximum taxable equivalent return of 4.90%. For the same period, the Atlas California Municipal Money Fund realized a double tax-free return of 2.82%, or a maximum taxable return of 5.15%.

                  The Atlas municipal money funds will continue to purchase only the highest quality short-term municipal securities, favoring those that are enhanced by letters of credit, private insurance or pre-refunding. As in 1996, the Funds will continue to avoid securities backed by letters of credit from Japanese banks, which are still suffering through a period of weak financial performance. In our view, without financial stability, a bank's backing becomes nearly meaningless. The Fund manager continues to monitor the situation and will reconsider purchasing Japanese-backed securities if conditions improve.

Municipal Funds:

                  Despite a disappointing bond market overall in 1996, the Atlas Municipal Bond Funds all realized positive returns for their shareholders:

                                                                     1996 TOTAL RETURN AT NET
                                                                            ASSET VALUE
                                                                         (CLASS A SHARES)
                       ---------------------------------------------------------------------------------------
                       Atlas California Municipal Bond Fund                     3.90%
                       Atlas National Municipal Bond Fund                       3.58%
                       Atlas California Insured Intermediate
                         Municipal Fund                                         3.93%
                       Atlas National Insured Intermediate
                         Municipal Fund                                         3.68%

                  Bond prices were anything but stable during 1996. The year started with the Federal Reserve Board cutting interest rates a quarter point. As the year progressed, investor concern that the federal government would impose a flat tax and eliminate the advantage of buying tax-exempt securities also added uncertainty to the market. When it became apparent that the economy was stronger than expected and inflation fears began to influence the markets, long-term municipal bond prices began to fall and yields began to climb. The Bond Buyer 20 yield (a measure of the long-term municipal market) started the year at 5.44% and moved as high as 6.12% by mid-June.

                  During the last half of the year, when it appeared that concerns over rising inflation were unfounded, long-term bond prices began to rise, and yields fell from a high of 6.12% to finish the year at 5.66%. Intermediate-term bonds, as measured by the total return of the

--------------------------------------------------------------------------------

                  Lehman Brothers 7-Year Municipal Bond Index, were somewhat less volatile, slightly outperforming their long-term counterparts.

                  To help stabilize prices during 1996, the Atlas municipal funds portfolio manager maintained a shorter weighted-average portfolio maturity than the majority of comparable funds. The Funds continued emphasizing essential services issues, such as water, sewer, public power and general obligation bonds because of their reliable revenue sources.

                  The overall credit quality of the Atlas municipal funds remains exceptionally high. As of December 31, approximately 98% of the California Municipal Bond Fund and 95% of the National Municipal Bond Fund were invested in securities rated either AAA or AA, making these Funds among the highest quality of all comparable municipal debt funds in the country. Despite this very heavy emphasis on quality, both long-term municipal funds outperformed the Lipper average for their respective fund categories*. The Atlas National and California Insured Intermediate Funds, both of which are insured portfolios (100% AAA), slightly underperformed their respective intermediate Lipper category averages, but it is important to note that the comparable categories contain primarily lower quality, uninsured funds.

                  The general outlook for the municipal market in 1997 is favorable, reflecting the expectation that inflation will remain low, the economy will grow at a modest pace, and municipal issuers, with improving fiscal circumstances, will use the municipal securities marketplace to meet their financing needs. The Fund manager will continue to implement changes to maintain competitive yields and high credit quality, while attempting to dampen price volatility.

                  * 3.65% return for the Lipper California Municipal Debt Fund average; 3.30% for the General Municipal Debt Fund average. Lipper returns do not take sales charges into consideration.

U.S. Government and Mortgage Securities Fund
U.S. Government Intermediate Fund:

                  Despite a somewhat disappointing year for bond funds overall, Atlas U.S. Government and Mortgage Securities Fund (Class A shares) shareholders enjoyed a total return of 4.50% for the year, far exceeding the 1.70% Lipper average for General U.S. Government Funds and ranking the Fund among the top 5% of similar funds in the country*. The shorter-maturity Atlas U.S. Government Intermediate Fund (Class A shares) posted a 3.81% net asset value total return for the year, versus the 2.87% Lipper average for Intermediate U.S. Government Funds.

                  The bond market in 1996 can be characterized as one of changing expectations. When the Federal Reserve Board
                  (Fed) cut interest rates by a quarter point at the end of January, some predicted a volatile year ahead, filled with significant interest rate adjustments. In fact, the January cut was the only move the Fed made during the entire year. Despite the

Atlas Fund Discussions
--------------------------------------------------------------------------------

U.S. Government and Mortgage Securities Fund
U.S. Government Intermediate Fund: (continued)
                  Fed's inaction, bond prices were anything but stable. When it became apparent that the economy was stronger than expected and inflation fears began to influence the markets, prices fell and yields rose; 30-year Treasury bond yields, which started the year at 5.95%, moved as high as 7.20% in July. During the second half of the year, when it became more apparent that inflation was under control, bond prices rebounded somewhat, and yields finished the year at 6.64%. Overall, the bond market's total return, as measured by the Merrill Lynch Long-Term Treasury Index, was a negative 1.0% for the year.

                  During 1996, the Atlas U.S. Government Fund's portfolio manager looked for opportunities to enhance yield by selling issues with lower (below the current market) coupon rates and replacing them with higher, market-rate coupons. As a result, shareholders enjoyed a distribution rate** over the year of 6.68%. In addition to enhancing yield, this activity helped reduce price volatility, particularly during the first half of the year when interest rates were rising.

                  In anticipation of a flat to lower interest rate environment in 1997, the Fund will continue to maintain a balanced portfolio approach, intended to optimize yield and reduce price volatility.

                  * Lipper Analytical Services, Inc. ranked the Fund 8 out of 170 for 1996 net asset value total return; 22 out of 71 for the five years ended 12/31/96; 16 out of 62 since 1/31/90, the Fund's inception date for ranking purposes. Lipper returns do not take sales charges into consideration.

                  ** Distribution rate is calculated by annualizing actual distributions over a 30-day period and dividing by the net asset value per share at the end of the period.

Strategic Income Fund:

                  The Atlas Strategic Income Fund (Class A shares) produced an aggregate return of 8.89% from its introduction on May 20, 1996 through the end of the year, while providing shareholders with a distribution rate* of 8.25%.

                  The Fund is designed to take advantage of opportunities in three primary fixed-income sectors -- U.S. Government, foreign and high yield bonds -- which tend to perform independently of one another, reducing the risk associated with investing in a single sector of the bond market. At the end of 1996, 37% of the Fund's non-cash assets was allocated to U.S. Government securities, 42% was invested in foreign fixed-income debt, and 21% in high yield U.S. corporates.

                  Of the three sectors, the Fund's foreign and high yield bonds performed the best over the past year. While the portfolio's allocation to emerging market bonds is relatively small, their returns have, at times, exceeded other investments within the portfolio by a ratio of five to one. When you combine this success with that of the Fund's high yield corporate bond holdings, the two added up to very positive results for the Fund.

                  Looking forward to 1997, the Fund's manager is likely to reduce the U.S. Government allocation slightly and to shift the majority of that sector's holdings from Treasury securities to mortgage-backed securities, which the manager believes will offer better value

--------------------------------------------------------------------------------
                  in 1997. The foreign fixed-income sector will focus on emerging markets, which boasted spectacular returns in 1996 and are expected to generate good, but more modest results in 1997. Decent growth is expected to fuel continued recovery in Asia and restructuring should boost the fortunes of Eastern Europe. With that in mind, the Fund manager is increasing investments in emerging Asian and Eastern European markets. In addition, the manager anticipates growing opportunities in the high yield market, particularly among telecommunications and energy companies, and will increase investment in those areas.

                  * Distribution rate is calculated by annualizing actual distributions over a 30-day period and dividing by the net asset value per share at the end of the period.

Balanced Fund:

                  The Atlas Balanced Fund (Class A shares) produced a 1996 net asset value total return of 15.81% versus the Lipper average of 13.76%. This performance ranked the Fund among the top 23% of Balanced Funds tracked by Lipper*.

                  The Atlas Balanced Fund continues to provide shareholders with a combination of current income and reasonable capital growth. To achieve these objectives, the Fund maintains a well-diversified portfolio of stocks, convertible securities, government and corporate bonds, and short-term cash instruments. Throughout 1996, the Balanced Fund was positioned defensively, due to concerns over corporate earnings and inflation. Rather than purchase additional stocks, inflows were used to build cash reserves. At year-end, 52% of the Fund was invested in stocks and convertible securities, 29% was in U.S. Treasury and corporate bonds, and cash had increased from 16% to 19% of the portfolio.

                  Entering 1997, the Fund's equity strategy continues to be defensive, with emphasis on companies with reliable earnings prospects for 1997 and relatively low price to earnings ratios. For income, the Fund manager will continue to maintain a significant investment in convertible securities.

                  * Lipper Analytical Services, Inc. ranked the Fund 62 out of 272 Balanced Funds for 1996 net asset value total return; 55 out of 136 since the Fund's inception on 10/1/93. Lipper returns do not take sales charges into consideration.

Growth and Income Fund:

                  In 1996, the Atlas Growth and Income Fund (Class A shares) produced a net asset value total return of 20.16%, slightly less than the 21.07% Lipper average for Growth and Income Funds.

                  1996 was another record year for the stock market. Despite a 101 point drop on the last day of trading, the Dow Jones Industrial Average gained 26% in 1996, far exceeding most analysts' original expectations. Not all parts of the stock market performed equally well. Returns for small-capitalization stocks trailed large-capitalization (blue chip) stocks by more than 10 percentage points for the year.

                  The Atlas Growth and Income Fund performed exceptionally well throughout the first three quarters of 1996, with technology holdings, in particular, posting strong gains. The

Atlas Fund Discussions
--------------------------------------------------------------------------------

Growth and Income Fund: (continued)
                  Fund maintained a bias toward mid-capitalization stocks with strong earnings growth potential. As a result, the Fund's year-to-date performance lost some ground during the fourth quarter, when mid- and small-cap stock prices lagged the big gains posted by the large-cap (blue chip) stocks.

                  The portfolio manager continues to believe that the economy is transitioning to a slower growth environment and the most attractive investment opportunities will be in those companies that can sustain a higher than average earnings growth rate into 1997. The manager sold some larger-capitalization companies that had reached valuation targets, and proceeds were used to purchase additional mid-capitalization stocks, which have been undervalued relative to large-cap stocks and offer better short-term appreciation potential.

Strategic Growth Fund:

                  The Atlas Strategic Growth Fund (Class A shares) produced a 1996 net asset value return of 23.72%, outperforming the Lipper average for Growth Funds (19.24%), as well as the S&P 500 (22.96%) for the same period. This performance ranked the Fund among the top 18% of the 669 Growth Funds tracked by Lipper*.

                  1996 was another record year for the stock market. Despite a 101 point drop on the last day of trading, the Dow Jones Industrial Average gained 26% in 1996, which far exceeded most analysts' original expectations. Not all parts of the stock market did as well. Large-capitalization (blue chip) stocks led the way, while small-stock prices trailed by more than 10 percentage points for the year.

                  The Fund manager focuses on mid- to
                  large-capitalization companies with above average growth potential and below average prices. Targeted companies generally had higher earnings growth rates and lower price to earnings ratios than the S&P 500. The Fund benefited significantly during the first half of the year from its holdings in technology stocks. As these stocks reached their price targets, the Fund took profits and used the proceeds to purchase additional issues in the retailing and financial sectors, which performed well over the fourth quarter. With the generally high level of the market, it was difficult to find stocks that weren't overpriced, relative to their earnings potential. Therefore, the Fund maintained a fairly large cash position throughout the year.

                  For 1997, the Fund remains positioned somewhat defensively with 22% cash reserves. The manager expects volatility to remain high in 1997, and will buy stocks opportunistically, as their prices become attractive relative to earnings prospects. Currently, the Fund's portfolio emphasizes consumer cyclical, financial and energy stocks.

                  * Lipper Analytical Services, Inc. ranked the Fund 117 out of 669 Growth Funds for net asset value total return; 154 out of 404 since 10/1/93, the Fund's inception date. Lipper returns do not take sales charges into consideration.

--------------------------------------------------------------------------------

Global Growth Fund:
                  The Atlas Global Growth Fund (Class A shares) produced an aggregate return at net asset value of 10.89% for the eight months from its introduction on April 30, 1996 through the end of the year. This performance compares favorably to the 6.39% Lipper Global Fund average for the same period.*

                  The Atlas Global Growth Fund looks for outstanding growth opportunities around the world. The portfolio manager searches for companies that stand to benefit from one or more key global trends, such as telecommunications expansion, emerging consumer markets, natural resources, and corporate restructuring, among others. The Fund has the flexibility to invest in companies in developed markets, as well as those in emerging markets. During 1996, returns were strongest in the U.S., Europe and Latin America, while the biggest decline came from the Japanese market, which was down 15.5% for the full year. The Fund manager reduced exposure to Japan in mid-year and avoided a very weak fourth quarter in that market.

                  Several of the Fund's natural resources holdings realized significant gains in 1996. For example, the Fund held large positions in energy related companies as oil prices moved higher during the year. This rise was due to a simple matter of supply and demand. Heating oil inventories have been seasonally low in the U.S., while demand has been stronger than anticipated. Meanwhile, overseas emerging economies' demand for oil continues to grow dramatically, while non-OPEC production has slowed.

                  Moving into 1997, there are some particular areas of interest. The portfolio manager recently took advantage of sharp price declines in the biotechnology sector to add to the Fund's portfolio. The focus was on companies that have strong earnings profiles, as well as good research and development pipelines. The Fund has also invested in the stocks of several European banks which are streamlining their operations, much as U.S. banks did in 1990-1991. The portfolio manager believes that as the world evolves towards a truly global stock market, a bottom-up, global theme-oriented investment style, such as that employed by this Fund, should continue to provide growth opportunities for long-term investors.

                  * Lipper returns do not take sales charges into consideration.

Atlas Stock and Bond Fund Total Returns      for periods ended December 31, 1996
--------------------------------------------------------------------------------

                                            Class A Shares                             Class B Shares(1)
                         ----------------------------------------------------  ----------------------------------
                                                               Inception To                        Inception To
                            12 Months          5 Years             Date           12 Months            Date
                         ----------------  ----------------  ----------------  ----------------  ----------------
                            at     with       at     with       at     with    without   with    without   with
                           net   maximum     net   maximum     net   maximum   deferred deferred deferred deferred
                          asset   sales     asset   sales     asset   sales     sales   sales     sales   sales
                          value  charge(2)  value  charge(2)  value  charge(2)  charge charge(3)  charge charge(3)
                            %       %         %       %         %       %         %       %         %       %
-----------------------------------------------------------------------------------------------------------------
Bond Funds:
California Insured
Intermediate Municipal(4)..  3.93     0.81     N.A.     N.A.     5.12     4.23     3.14     0.15     5.22     4.48
National Insured
Intermediate Municipal(4)..  3.68     0.57     N.A.     N.A.     5.09     4.20     2.99     0.01     5.24     4.50
U.S. Government
Intermediate(5)............  3.81     0.69     N.A.     N.A.     4.38     3.63     3.12     0.17     5.14     4.39
California
Municipal Bond(6)..........  3.90     0.78     6.57     5.92     7.87     7.40     3.39      .42     6.12     5.39
National
Municipal Bond(7)..........  3.58     0.47     6.79     6.14     8.01     7.54     3.07      .11     6.33     5.59
U.S. Government
and Mortgage
Securities(8)..............  4.50     1.37     6.23     5.58     8.17     7.70     3.98     1.05     7.80     7.09
Strategic Income...........  N.A.     N.A.     N.A.     N.A.     8.89(9)  5.62(9)  N.A.     N.A.     8.25(9)  5.25(9)

Stock Funds:
Balanced(10)............... 15.81    12.33     N.A.     N.A.    11.65    10.61    15.25    12.25    16.11    15.47
Growth and Income(11)...... 20.16    16.56    12.05    11.37    15.97    15.39    19.60    16.60    22.55    21.96
Strategic Growth(10)....... 23.72    20.01     N.A.     N.A.    16.07    14.99    23.13    20.13    20.69    20.09
Global Growth..............  N.A.     N.A.     N.A.     N.A.    10.89(12) 7.56(12) N.A.     N.A.    10.34(12) 7.34(12)

1 7/1/94 inception for all Class B shares, except for Strategic Income and Global Growth
2  Maximum sales charge is 3%
3 Assumes complete redemption at the end of the given period and imposition of the maximum Contingent Deferred Sales Charge
4  6/1/93 inception
5  10/5/92 inception
6  1/24/90 inception
7  1/26/90 inception
8  1/19/90 inception
9  Total return is aggregate since 5/20/96 inception
10 10/1/93 inception
11 12/5/90 inception
12 Total return is aggregate since 4/30/96 inception

Comparing Atlas Fund Performance To The Market
--------------------------------------------------------------------------------

The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas Bond and Stock Funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include sales charges or management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our Funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable. Atlas Fund returns are for Class A shares only, and reflect the maximum 3% sales charge. Returns for Class B shares will differ. As always, past performance is no guarantee of future results.

California Municipal Bond Fund                          California Insured Intermediate Municipal Fund
National Municipal Bond Fund                            National Insured Intermediate Municipal Fund
LOGO                                                    LOGO
U.S. Government Intermediate Fund                       U.S. Government and Mortgage Securities Fund
                                                        LOGO
LOGO

Comparing Atlas Fund Performance To The Market
--------------------------------------------------------------------------------

Strategic Income Fund                                   Balanced Fund
LOGO                                                    LOGO
Growth and Income Fund                                  Strategic Growth Fund
                                                        LOGO
LOGO

Global Growth Fund
LOGO

                 (This page has been left blank intentionally.)

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas U.S. Treasury Money Fund
--------------------------------------------------------------

                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
UNITED STATES TREASURY
  BILLS - 99.92%
  4.87% - 4.98% due
    01/09/97 - 04/17/97.............  $   47,492,000     $ 47,097,737
  5.00% - 5.03% due
    01/09/97 - 04/17/97.............      18,532,000       18,448,816
                                                           ----------
  Total United States Treasury Bills (cost:
    $65,546,553)                                           65,546,553
                                                           ----------
TOTAL SECURITIES (COST: $65,546,553) - 99.92%              65,546,553
OTHER ASSETS AND LIABILITIES, NET - .08%                       52,899
                                                           ----------
NET ASSETS - 100.00%                                     $ 65,599,452
                                                           ==========

Atlas California Municipal Money Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 14.45%
  East Bay Municipal Utility
   District, 3.40% due 01/28/97.....  $    1,000,000     $  1,000,000
  Long Beach, Harbor Department
   Revenue, Series A, AMT, 3.50% due
   02/06/97.........................       1,400,000        1,400,000
  Puerto Rico, Government
   Development Bank, 3.55% due
   02/06/97.........................       1,500,000        1,500,000
  Sacramento, Municipal Utility
   District, Series I, 3.30% due
   01/30/97.........................       1,500,000        1,500,000
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost:
   $5,400,000)                                              5,400,000
                                                           ----------
FIXED RATE BONDS AND NOTES - 21.00%
  California Housing Finance Agency,
   Revenue Home Mortgage, Series A,
   MBIA Insured, 4% due 08/01/98....         700,000          700,777
  Contra Costa, Water Authority,
   Series A, FGIC Insured, 4.30% due
   10/01/97.........................         500,000          502,155
  Kern, High School District, Series
   A, MBIA Insured, 5.80% due
   02/01/97.........................         200,000          200,385
  Los Angeles, Unified School
   District, Tax and Revenue
   Anticipation Notes, Series B,
   4.50% due 09/30/97...............       1,000,000        1,005,773
  Los Angeles County, Transportation
   Commission Sales Tax Revenue,
   Series A, 4.50% due 06/30/97.....       1,000,000        1,003,090
  Metropolitan Water District of
   Southern California Refunding,
   Series A3, 4.10% due 03/01/97....         100,000          100,066
  Paramount Unified School District,
   Tax and Revenue Anticipation
   Notes, 4.50% due 06/30/97........       1,000,000        1,002,369
  Riverside County, Transportation
   Commission Sales Tax Revenue,
   Series A, AMBAC Insured, 4.40%
   due 06/01/97.....................         250,000          250,810
  Sacramento County, Tax and Revenue
   Anticipation Notes, 4.50% due
   09/30/97.........................       1,000,000        1,004,563













Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  San Francisco City & County, City
   Hall Improvement Project, Series
   A, FGIC Insured, 7% due
   06/15/97.........................  $      800,000     $    811,924
  Santa Ana, COP, Santa Ana
   Recycling Project, Series A, AMT,
   AMBAC Insured, 3.90% due
   05/01/97.........................         230,000          230,000
  Whittier, Health Facility,
   Presbyterian Intercommunity
   Hospital, Revenue Pre-Refunded,
   MBIA Insured, 6.50% due
   06/01/97.........................       1,000,000        1,031,659
                                                           ----------
  Total Fixed Rate Bonds and Notes (cost:
    $7,843,571)                                             7,843,571
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 65.04%
  ABAG Finance Authority for
   Nonprofit Corps, University of
   California Project, 4.10% due
   12/01/01.........................       1,000,000        1,000,000
  Alameda-Contra Costa, School
   Financing Authority, 3.75% due
   07/01/16.........................       1,000,000        1,000,000
  Eastern Municipal Water District,
   Water and Sewer Revenue, COP,
   FGIC Insured, 4% due 07/01/20....         700,000          700,000
  Glendale, Revenue Reliance
   Development, Public Parking,
   3.50% due 12/01/14...............         500,000          500,000
  Lassen Municipal Utility District,
   Revenue Refunding, Series A, AMT,
   FSA Insured, 4.20% due
   05/01/08.........................       1,000,000        1,000,000
  Los Angeles, Community
   Redevelopment Agency, COP,
   Baldwin Hills Public Park, 3.70%
   due 12/01/14.....................         600,000          600,000
  Los Angeles, Community
   Development, COP, Willowbrook
   Project, 3.95% due 11/01/15......         500,000          500,000
  Los Angeles, Multi-Family Housing
   Revenue, Masselin Manor, 3.05%
   due 07/01/15.....................         100,000          100,000
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines, Los Angeles
   International Airport,
   Series D, 4.95% due 12/01/24.....         200,000          200,000
   Series F, 4.95% due 12/01/24.....         200,000          200,000
   Series G, 4.95% due 12/01/24.....         300,000          300,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles
   International Airport, AMT, 5%
   due 12/01/25.....................       1,300,000        1,300,000
  Moorpark, Multi-Family Housing
   Revenue Refunding, Le Club
   Apartments Project, Series A,
   4.05% due 11/01/15...............         700,000          700,000
  Northern California Power Agency
   Public Power Revenue Refunding,
   Geothermal Project 3, Series A,
   AMBAC Insured, 3.15% due
   07/01/05.........................         500,000          500,000
  Otay, Water District, COP, Capital
   Projects, 3.25% due 09/01/26.....         700,000          700,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Riverside, Multi-Family Revenue
   Refunding, Sierra Apartments,
   Series A, 4.05% due 06/01/05.....  $      500,000     $    500,000
  Riverside County, Tax and Revenue
   Anticipation Notes, Series B,
   3.90% due 06/30/97...............       1,000,000        1,000,000
  Sacramento, Multi-Family Housing
   Revenue, SmokeTree Apartments,
   Series A, 4.05% due 04/15/10.....       1,000,000        1,000,000
  San Bernardino County, Industrial
   Development Revenue, Tower
   Industries, Series IV, AMT, 2.85%
   due 12/01/06.....................         875,000          875,000
  San Diego County, Multi-Family
   Housing Revenue, Country Hills,
   Series A, 4.05% due 08/15/13.....         480,000          480,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, Series A,
   AMT, 3.90% due 11/01/17..........       1,600,000        1,600,000
  State Educational Facilities
   Authority Revenue Refunding,
   Educational Achievement, Series
   A, 4.10% due 07/01/26............         300,000          300,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Catholic Healthcare West, Series
   A, MBIA Insured, 4% due
   07/01/09.........................         600,000          600,000
   Children's Hospital, MBIA
   Insured, 4% due 11/01/21.........         100,000          100,000
   Enloe Memorial Hospital, Series
   A, 4.25% due 01/01/16............         200,000          200,000
   Pool Program, Series 1990A, 4%
   due 09/01/20.....................         700,000          700,000
  State Pollution Control Financing
   Authority, Industrial Development
   Revenue, Southdown, Inc., 3.50%
   due 4/15/98......................         100,000          100,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding,
   Pacific Gas & Electric, Series B,
   AMT, 4% due 12/01/16.............       1,000,000        1,000,000
   Southdown, Inc., Series B, 3.50%
   due 09/15/98.....................         600,000          600,000
  State Pollution Control Financing
   Authority, Resource Recovery
   Revenue Refunding,
   Burney Forest Products Project,
   Series A, AMT, 4.80% due
   09/01/20.........................       1,100,000        1,100,000
   Ultra Power, Malaga, Series A,
   5.50% due 04/01/17...............         400,000          400,000
  State Revenue Anticipation Notes,
   Series C, 4% due 06/30/97........         500,000          500,000
  Statewide Communities Development
   Corp. Revenue, Industrial
   Development,
   Johanson Project, Series E, 3.25%
   due 11/01/20.....................         600,000          600,000
   Karcher Property Project, Series
   C, AMT, 4% due 12/01/19..........       1,000,000        1,000,000
   Setton Properties Project, AMT,
   4.15% due 10/01/10...............       1,000,000        1,000,000

























Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
   Staub Project, Series A, AMT,
   4.05% due 08/01/02...............  $      640,000     $    640,000
   Tri-Valley Industrial
   Development, Series F, AMT, 4%
   due 12/01/10.....................         700,000          700,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
    $24,295,000)                                           24,295,000
                                                           ----------
TOTAL SECURITIES (COST: $37,538,571) - 100.49%             37,538,571
OTHER ASSETS AND LIABILITIES, NET - (.49)%                   (183,892)
                                                           ----------
NET ASSETS - 100.00%                                     $ 37,354,679
                                                           ==========

Atlas National Municipal Money Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 6.66%
  Municipal Electric Authority,
   Georgia, Project One, Series E,
   3.55% due 02/10/97...............  $      200,000     $    200,000
  West Virginia, Public Energy
   Authority, Energy Revenue,
   Morgantown Association Project,
   AMT, 3.60% due 02/10/97..........         300,000          300,000
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost: $500,000)          500,000
                                                           ----------
FIXED RATE BONDS AND NOTES - 40.58%
  Ann Arbor, Michigan, School
   District, Public Schools
   Refunding, 4.75% due 05/01/97....         200,000          200,558
  Austin, Texas Independent School
   District Refunding, 4.60% due
   08/01/97.........................         250,000          251,052
  Chicago, Illinois Wastewater
   Transmission Revenue Refunding,
   FGIC Insured, 4.15% due
   01/01/97.........................         200,000          200,000
  Fargo, North Dakota, Refunding,
   Series B, 3.80% due 07/01/97.....         100,000           99,875
  Grand River Dam Authority,
   Oklahoma Revenue Refunding, BIG
   Insured,
   6.45% due 06/01/97...............         300,000          309,216
   6.25% due 06/01/97...............         105,000          108,097
  Green River-Sweetwater County,
   Wyoming, Joint Powers Water Board
   Revenue Refunding, FSA Insured,
   4.25% due 03/01/97...............         125,000          125,039
  Hawaii, State Refunding, Series
   CD, 4.10% due 02/01/97...........         250,000          250,061
  Memphis-Shelby County, Tennessee
   Airport Authority, Airport
   Revenue Refunding, Series A, MBIA
   Insured, 4% due 02/15/97.........         250,000          250,025
  Mesquite, Texas, FGIC Insured,
   5.25% due 02/15/97...............         145,000          145,258
  Niles, Illinois, Public Library
   District, FSA Insured, 5.60% due
   12/01/97.........................         100,000          101,590

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Stillwater, Minnesota, Independent
   School District #834, FGIC
   Insured, 6.25% due 02/01/97......  $      250,000     $    250,531
  Texas State Tax and Revenue
   Anticipation Notes, 4.75% due
   08/29/97.........................         200,000          201,534
  Vermont State, 6.80% due
   02/01/97.........................         135,000          135,344
  Washington State Refunding, Series
   R-92C, 4.90% due 09/01/97........         100,000          100,702
  Whiting, Indiana, Industrial
   Pollution Control Revenue, Amoco
   Project, Standard Oil Industrial,
   3.80% due 02/15/97...............         320,000          320,000
                                                           ----------
  Total Fixed Rate Bonds and Notes (cost:
    $3,048,882)                                             3,048,882
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 52.30%
  Chicago, Illinois, O'Hare
   International Airport, Series B,
   AMT, 4.20% due 01/01/18..........         400,000          400,000
  Dubuque, Iowa, Industrial
   Development Revenue, Swiss Valley
   Farms Co. Project, AMT, 4.40% due
   12/01/01.........................         100,000          100,000
  Florida, Housing Finance Agency,
   Multi-Family Refunding, Series E,
   4.30% due 04/01/26...............         200,000          200,000
  Forsyth, Montana, Pollution
   Control Revenue, Portland General
   Electric, Series C, 4.15% due
   06/01/13.........................         300,000          300,000
  Fort Wayne, Indiana Hospital
   Authority, Parkview Memorial
   Hospital, Series D, 4.15% due
   01/01/16.........................         200,000          200,000
  Grand Prairie, Texas Housing
   Finance Corp., Multi-Family
   Housing Revenue Refunding,
   Winridge Grand Prairie, 4.20% due
   06/01/10.........................         300,000          300,000
  Illinois, Development Finance
   Authority Revenue, Residential
   Rental, F.C. Harris Pavilion
   Project, AMT, FNMA Insured, 4.10%
   due 04/01/24.....................         200,000          200,000
  Lakewood, Colorado, Industrial
   Development Revenue, Service
   Merchandise Co. Project, 3.70%
   due 12/15/99.....................         200,000          200,000
  Marion County, West Virginia,
   County Commission Solid Waste
   Disposal Facility Revenue,
   Granttown Project, Series A, AMT,
   4.25% due 10/01/17...............         100,000          100,000
  Naperville, Illinois, Industrial
   Development Revenue, Service
   Merchandise Co. Project, 3.70%
   due 11/30/24.....................         300,000          300,000
  Prairie Du Chien, Wisconsin,
   Industrial Development Revenue,
   Oxford International Ltd.
   Project, AMT, 4.40% due
   06/01/02.........................         400,000          400,000
  Rockwall, Texas Industrial
   Development Corp., Industrial
   Development Revenue, Columbia
   Extrusion Corp., AMT, 4.05% due
   07/01/14.........................         335,000          335,000




















Atlas National Municipal Money Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  St. Louis, Missouri Industrial
   Development Authority, Service
   Merchandise Corp. Inc. Project,
   3.70% due 09/15/98...............  $      100,000     $    100,000
  Texas, North Texas Higher
   Education Authority, Inc., Texas
   Student Loan Revenue Refunding,
   Series A, AMT, AMBAC Insured,
   4.25% due 04/01/36...............         100,000          100,000
   Series F, AMT, AMBAC Insured,
   4.25% due 04/01/20...............         200,000          200,000
  Utah State Board of Regents,
   Student Loan Revenue, Series C,
   AMT, 3.60% due 07/01/17..........         300,000          300,000
  Winston-Salem, North Carolina,
   COP, Risk Acceptance Management
   Corp., 3.15% due 07/01/09........         195,000          195,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
    $3,930,000)                                             3,930,000
                                                           ----------
TOTAL SECURITIES (COST: $7,478,882) - 99.54%                7,478,882
OTHER ASSETS AND LIABILITIES, NET - .46%                       34,815
                                                           ----------
NET ASSETS - 100.00%                                     $  7,513,697
                                                           ==========

Atlas California Insured Intermediate
Municipal Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 95.58%
  Contra Costa, Transportation
   Authority
   Sales Tax Revenue, Series A, FGIC
   Insured, 6% due 03/01/08.........  $      500,000     $    543,240
  Cupertino Unified School District,
   Series A, FGIC Insured,
   6.75% due 08/01/05...............         500,000          571,310
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/06......         600,000          680,717
  Folsom School Facilities Project,
   Series B, FGIC Insured,
   6% due 08/01/98..................         425,000          439,221
   6% due 08/01/99..................         225,000          235,762
  Fresno Water System Revenue, Water
   Remediation Project, Series A,
   FGIC Insured,
   7.50% due 06/01/04...............         500,000          587,130
   7.50% due 06/01/05...............         715,000          846,145
  Kern High School District
   Refunding,
   Series A, MBIA Insured,
   6% due 08/01/04..................         500,000          543,030
  Lincoln Unified School District,
   Special
   Tax Refunding, Community
     Facilities
   District 1, AMBAC Insured,
   6% due 09/01/06..................         580,000          629,080

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Los Angeles County, Metropolitan
   Transportation Authority
   Sales Tax Revenue, Proposition C,
   AMBAC Insured, Second Series A,
   5.90% due 07/01/06...............  $      500,000     $    542,360
   Second Series B,
   8% due 07/01/00..................         500,000          558,835
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue
   Refunding, Series A, FGIC
     Insured,
   6.75% due 07/01/18...............       1,000,000        1,116,230
  Los Angeles Wastewater System
   Revenue, Series B, AMBAC Insured,
   5.90% due 06/01/03...............         450,000          482,711
   Series B, MBIA Insured,
   8.80% due 06/01/99...............         290,000          320,968
  Northern California Power Agency,
   Public Power Revenue, MBIA
   Insured, 6.125% due 08/15/99.....         400,000          420,228
  Port of Oakland, Port Revenue,
   Series E, AMT, MBIA Insured, 6%
   due 11/01/02.....................         500,000          533,655
  Puerto Rico, Electric Power
   Authority
   Power Revenue, MBIA Insured,
   Series W, 6.50% due 07/01/05.....         250,000          282,545
   Series Y, 6.50% due 07/01/06.....         500,000          564,240
  Puerto Rico, Public Buildings
   Authority
   Revenue, Gtd. Government
     Facilities,
   Series A, AMBAC Insured,
   6.75% due 07/01/04...............         700,000          796,936
  Riverside County Transportation
   Commission, Sales Tax Revenue,
   Series A, AMBAC Insured,
   6.625% due 06/01/02..............       1,000,000        1,109,790
  Sacramento Municipal Utility
   District,
   Electric Revenue Refunding,
     Series Z,
   FGIC Insured, 6% due 07/01/02....         475,000          510,069
  San Francisco Bay Area Rapid
   Transit
   District, Sales Tax Revenue,
   FGIC Insured, 6.20% due
     07/01/01.......................         750,000          805,523
  San Francisco City and County
   Airport
   Commission, International Airport
   Revenue Refunding, Second Series
   Issue 12, FGIC Insured,
   5.625% due 05/01/06..............         500,000          524,565
  Santa Margarita-Dana Point
   Authority
   Revenue Refunding, Improvement
   District 3, 3A, 4, and 4A,
   Series B, MBIA Insured,
   7.25% due 08/01/07...............         500,000          592,465
  State Housing Finance Agency
   Revenue,
   Home Mortgage, AMT, MBIA Insured,
   Series C, 5.25% due 08/01/06.....         580,000          582,575
   Series L, 5.55% due 08/01/05.....         800,000          813,448
  State Housing Finance Agency
   Revenue,
   Multi-Family Housing, Series B,
   AMT, AMBAC Insured,
   5.10% due 08/01/03...............         350,000          351,848
   5.25% due 08/01/04...............         495,000          497,896


















Atlas California Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, Southern California
   Edison, Series A, AMT,MBIA
   Insured, 6.90% due 09/01/06......  $      410,000     $    440,533
  Tri-City Hospital District Revenue
   Refunding, Series A, MBIA
     Insured,
   6% due 2/15/03...................         700,000          751,233
  Turlock Irrigation District
   Revenue
   Refunding, Series A, MBIA
     Insured,
   5.90% due 01/01/02...............          80,000           85,109
   6% due 01/01/07..................       1,000,000        1,084,500
  University of Puerto Rico,
   University
   Revenue Refunding, Series N, MBIA
   Insured, 6% due 06/01/99.........         500,000          522,915
  Westside Unified School District
   Refunding, Series C, AMBAC
     Insured,
   6% due 08/01/14..................         300,000          322,026
                                                           ----------
  Total Bonds (cost: $19,192,328)                          19,688,838
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 2.43%
  Los Angeles, Regional Airports
   Improvement Authority, Series A,
   4.95% due 12/01/24...............         100,000          100,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles
   International Airport, AMT, 5%
   due 12/01/25.....................         400,000          400,000
                                                           ----------
  Total Variable Rate Demand Notes (cost: $500,000)           500,000
                                                           ----------
TOTAL SECURITIES (COST: $19,692,328) - 98.01%              20,188,838
OTHER ASSETS AND LIABILITIES, NET - 1.99%                     409,185
                                                           ----------
NET ASSETS - 100.00%                                     $ 20,598,023
                                                           ==========

Atlas National Insured Intermediate
Municipal Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 97.29%
  Avondale, Michigan School
   District, AMBAC Insured, 5.625%
   due 05/01/07.....................  $      200,000     $    209,484
  Boulder, Larimer & Weld Counties,
   Colorado, Saint Vrain Valley
   School District RE1J Refunding,
   Series A, MBIA Insured, 5.80% due
   12/15/07.........................         500,000          525,255
  Cook County, Illinois, MBIA
   Insured,
   7.25% due 11/01/07...............         620,000          735,537
  Denver, Colorado City and County
   School District 1, COP, Colorado
   Association of Schools, Series B,
   MBIA Insured, 6.75% due
   12/01/12.........................       1,000,000        1,120,720

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas National Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Denver Metropolitan Major League
   Baseball Stadium District,
   Colorado, Revenue Refunding and
   Improvement, Sales Tax, Series A,
   FGIC Insured, 6% due 10/01/11....  $      600,000     $    643,980
  Eagle, Garfield & Routt Counties,
   Colorado, School District RE50J,
   FGIC Insured, 6.10% due
   12/01/03.........................         400,000          436,472
  Fowlerville, Michigan, Community
   Schools, School District,
   MBIA-SBLF Insured, 6.50% due
   05/01/05.........................         550,000          610,363
  Fresno, California, Water System
   Revenue, Water Remediation
   Project, Series A, FGIC Insured,
   7.50% due 06/01/03...............         600,000          696,462
  Johnson County, Kansas, Refunding,
   Internal Improvement, Series A,
     FSA
   Insured, 5.60% due 09/01/03......         500,000          527,980
  Massachusetts, State Construction
   Loan, Series A, FGIC Insured,
   6.90% due 03/01/04...............          30,000           31,661
  North Reading, Massachusetts,
   Refunding, MBIA Insured, 6.30%
   due 06/15/01.....................         500,000          538,675
  Pawtucket, Rhode Island, FGIC
   Insured, 7.75% due 04/15/98......         750,000          786,660
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09.........................         425,000          487,186
  Port Houston Authority, Texas,
   Harris County Improvement, AMT,
   FGIC Insured, 6% due 10/01/06....         600,000          642,930
  Puerto Rico Commonwealth
   Refunding, Public Improvement,
   MBIA Insured, 5.50% due
   07/01/01.........................         200,000          209,558
  Rhode Island, Housing and Mortgage
   Finance Corp., Multi-Family
   Housing, Series A, AMBAC Insured,
   5.55% due 07/01/05...............         500,000          512,935
  Rhode Island, State Refunding,
   Series A, FGIC Insured, 6% due
   06/15/02.........................         500,000          534,415
  Shawnee County, Kansas, Unified
   School District 501, FGIC
   Insured, 7.30% due 02/01/02......         250,000          281,093
  Tarrant County, Texas, Health
   Facilities Development Corp.,
   Health System
   Revenue Refunding, Harris
   Methodist Health System, Series
   A, AMBAC Insured, 6% due
   09/01/04.........................         750,000          805,613


































Atlas National Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Thornton, Colorado, Water
   Refunding, FGIC Insured, 5.65%
   due 12/01/03.....................  $      600,000     $    638,538
  University of Colorado, University
   Revenue Refunding, Resh Building
   Revolving Fund, MBIA Insured, 6%
   due 06/01/05.....................         620,000          670,542
  Wareham, Massachusetts, School
   Project
   Loan Bonds, AMBAC Insured,
   6.60% due 01/15/99...............         110,000          115,372
  Westminster, Colorado, Sales & Use
   Tax
   Refunding Revenue, Series A, FGIC
   Insured, 6.25% due 12/01/12......         500,000          528,500
  Wisconsin, State Health and
   Educational Facilities Authority
   Revenue, Aurora Medical Group,
   Inc. Project, FSA Insured, 5.75%
   due 11/15/07.....................         500,000          525,980
                                                           ----------
  Total Bonds (cost: $12,445,575)                          12,815,911
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 1.52%
  Grapevine, Texas, Industrial
   Development Corp., American
   Airlines, Series A1,
   4.95% due 12/01/24...............         100,000          100,000
  Schuylkill County, Pennsylvania,
   Industrial Development Authority
   Revenue, Pine Grove Landfill,
   AMT, 5.70% due 10/01/19..........         100,000          100,000
                                                           ----------
  Total Variable Rate Demand Notes (cost: $200,000)           200,000
                                                           ----------
TOTAL SECURITIES (COST: $12,645,575) - 98.81%              13,015,911
OTHER ASSETS AND LIABILITIES, NET - 1.19%                     156,533
                                                           ----------
NET ASSETS - 100.00%                                     $ 13,172,444
                                                           ==========

Atlas U.S. Government Intermediate Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
U.S. GOVERNMENT AGENCIES - 99.34%
  Federal Home Loan Mortgage
   Corporation, 5.22% due
   01/21/97.........................  $      287,000     $    283,466

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas U.S. Government Intermediate Fund    (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Federal National Mortgage
   Association
   5.17% due 02/04/97...............  $       65,000     $     64,300
   5.19% due 02/19/97...............         145,000          143,202
   5.20% due 01/13/97 - 03/04/97....         470,000          464,622
   5.22% due 01/13/97 - 02/24/97....         250,000          247,247
   5.26% due 03/13/97...............         100,000           98,743
   5.35% - 5.50% due 01/01/03.......         423,698          421,849
   6.00% due 04/01/01 - 12/01/02....       2,927,214        2,860,327
   6.50% due 11/01/02...............       1,868,432        1,853,167
   7.00% due 11/01/25...............       1,192,046        1,166,774
                                                           ----------
  Total U.S. Government Agencies (cost: $7,728,619)         7,603,697
                                                           ----------
TOTAL SECURITIES (COST: $7,728,619) - 99.34%                7,603,697
OTHER ASSETS AND LIABILITIES, NET - .66%                       50,819
                                                           ----------
NET ASSETS - 100.00%                                     $  7,654,516
                                                           ==========

Atlas California Municipal Bond Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 97.90%
  Acalanes Unified High School
   District,
   Series C, FGIC Insured,
   6.25% due 08/01/14...............  $      500,000     $    522,370
   6.25% due 08/01/15...............         500,000          522,370
  Alameda County, COP, BIG Insured,
   7.25% due 12/01/08...............       1,000,000        1,124,880
  Benicia Unified School District,
   Series A, AMBAC Insured,
   6.85% due 08/01/16...............       1,000,000        1,102,530
  Big Bear Lake, Water Revenue
   Refunding, FGIC Insured, 6.25%
   due 04/01/12.....................         500,000          551,725
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Pre-Refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22......       1,590,000        1,777,286
   Un-Refunded, Series A, MBIA
     Insured,
   6.75% due 08/01/22...............         660,000          724,977
  Burbank, Glendale, Pasadena
   Airport Authority, Airport
   Revenue Refunding, AMBAC Insured,
   6.40% due 06/01/10...............       2,000,000        2,129,380
  Calleguas Municipal Water
   District, COP, System Improvement
   Project, AMBAC Insured, 6.25% due
   07/01/11.........................       1,680,000        1,841,935
  Central Coast Water Authority,
   California Revenue Refunding,
   State Water Project, Regional
   Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22.........       1,250,000        1,157,887
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08.........................       3,600,000        3,822,192


























Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Cotati-Rohnert Park Unified School
   District, Series A, FGIC Insured,
   6% due 08/01/14..................  $      845,000     $    871,753
   6% due 08/01/15..................         905,000          935,209
  East Bay, Municipal Utility
   District Water System Revenue
   Refunding, FGIC Insured, 4.75%
   due 06/01/21.....................       1,500,000        1,333,185
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24......       1,500,000        1,726,860
  Kern High School District,
   Series 1990-C, MBIA Insured,
   6.25% due 08/01/12...............       1,200,000        1,329,287
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25.........................       2,000,000        1,860,760
  Los Angeles Convention and
   Exhibition Center Authority
   Refunding, COP Refunding, AMBAC
   Insured, 7% due 08/15/08.........         500,000          555,875
  Los Angeles Department of Water
   and Power, Electric Plant
   Revenue,
   7.10% due 01/15/31...............         500,000          556,910
   7.125% due 05/15/30..............       1,875,000        2,064,506
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18......         140,000          172,742
  Los Angeles, Wastewater System
   Revenue Refunding,
   Series A, MBIA Insured, 5.878%
   due 06/01/24.....................       2,250,000        2,294,685
   Series B, AMBAC Insured, 6.25%
   due 06/01/12.....................       2,500,000        2,658,125
   Series C, AMBAC Insured, 7% due
   06/01/11.........................       1,000,000        1,073,120
   Series D, MBIA Insured, 6.70% due
   12/01/21.........................       3,000,000        3,323,940
  Los Angeles County, Public Works
   Financing Authority Lease
   Revenue, Series B, MBIA Insured,
   5.25% due 09/01/15...............       1,000,000          970,980
  Los Angeles County, Sanitation
   District Financing Authority
   Revenue Capital Project, Series
   A, MBIA Insured, 5.25% due
   10/01/19.........................       1,000,000          947,820
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C,
   Second Series A, MBIA Insured,
   6.25% due 07/01/13...............       8,980,000        9,579,235
   Series B, AMBAC Insured, 6.50%
   due 07/01/13.....................       1,750,000        1,901,113
  Maritime Infrastructure Authority
   Airport Revenue, San Diego
   University, Port District
   Airport, AMT, AMBAC Insured, 5%
   due 11/01/20.....................       9,500,000        8,626,760
  MSR Public Power Agency, San Juan
   Project Revenue,
   Series C, BIG Insured, 6.625% due
   07/01/13.........................       1,300,000        1,328,677
   Series E, MBIA Insured, 6.75% due
   07/01/11.........................       3,000,000        3,291,690

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16..................  $    2,690,000     $    880,517
  Marin Municipal Water District
   Water Revenue, MBIA Insured,
   5.65% due 07/01/23...............       2,000,000        1,967,620
  Metropolitan Water District of
   Southern California Waterworks
   Revenue,
   6.625% due 07/01/12..............       4,540,000        5,031,864
   5.50% due 07/01/19...............       2,500,000        2,440,150
   Series G, 6.50% due 03/01/12.....       2,500,000        2,636,825
  Mountain View Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theater, MBIA
   Insured, 6.25% due 08/01/12......       1,500,000        1,592,820
  New Haven Unified School District
   Refunding, MBIA Insured, 5.75%
   due 08/01/11.....................         925,000          950,669
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series
   A, AMBAC Insured, 7.50% due
   07/01/23.........................          50,000           63,076
   MBIA Insured, 6.25% due
    07/01/12........................       1,500,000        1,595,835
  Oakland Redevelopment Agency,
   Revenue Refunding, Pension
   Financing, Series A, FGIC
   Insured, 7.60% due 08/01/21......       1,250,000        1,337,387
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, 3,
   5, 6, 7, and 11, Series B, FGIC
   Insured, 6% due 08/01/16.........       2,000,000        2,167,680
  Pleasanton Unified School
   District, Series F, FGIC Insured,
   6.25% due 08/01/14...............         570,000          597,497
   6.25% due 08/01/15...............         610,000          639,426
   6.25% due 08/01/16...............         650,000          681,356
  Puerto Rico Commonwealth
   Refunding, MBIA Insured, 6.25%
   due 07/01/12.....................       1,000,000        1,105,170
  Puerto Rico Public Buildings
   Authority Revenue, Series A,
   AMBAC Insured,
   6.25% due 07/01/10...............       1,000,000        1,106,080
   6.25% due 07/01/14...............       1,000,000        1,106,270
  Redding Joint Powers Financing
   Authority, Electric Systems
   Revenue Refunding, Series A, MBIA
   Insured, 5.25% due 06/01/15......       2,000,000        1,942,460
  Riverside Electric Revenue, 6% due
   10/01/15.........................       1,500,000        1,515,240
  Rural Home Mortgage Financing
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27.....................       1,465,000        1,624,729
  Sacramento Municipal Utility
   District Electric Revenue
   Refunding, Series Z, FGIC
   Insured, 6.45% due 07/01/10......       2,500,000        2,680,325
  San Bernardino County, COP,
   Medical Center Financing Project,
   MBIA Insured, 5% due 08/01/28....       1,500,000        1,375,575
  San Bernardino County
   Transportation Authority Sales
   Tax Revenue, Series A, FGIC
   Insured, 6% due 03/01/10.........       2,500,000        2,639,350




















Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  San Bernardino Health Care System
   Revenue, Sisters of Charity,
   Series A, 7% due 07/01/21........  $    3,230,000     $  3,622,607
  San Diego Public Safety
   Communication Project, 6.50% due
   07/15/09.........................       1,525,000        1,722,457
  San Francisco City and County,
   Series 95 A & B, FGIC Insured,
   5.50% due 06/15/13...............       1,145,000        1,151,114
   Series E, 6.50% due 06/15/11.....       2,220,000        2,340,613
  San Francisco City and County
   Airports Commission International
   Airport Revenue Refunding, Second
   Series Issue 1, AMBAC Insured,
   6.30% due 05/01/11...............       3,000,000        3,210,420
   6.50% due 05/01/13...............       2,000,000        2,178,340
  San Francisco City and County
   Public Utilities Commission Water
   Revenue Refunding, Series A,
   6% due 11/01/15..................       1,000,000        1,025,580
   6.50% due 11/01/17...............       1,000,000        1,107,130
  San Francisco City and County
   Sewer Revenue Refunding, AMBAC
   Insured,
   6% due 10/01/11..................       2,280,000        2,381,620
   5.50% due 10/01/15...............       1,250,000        1,231,213
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20....       2,500,000        2,292,600
  Santa Barbara, Revenue COP,
   Retirement Services, 5.75% due
   08/01/20.........................       2,000,000        1,969,440
  Santa Clara Electric Revenue,
   Series A, MBIA Insured, 6.25% due
   07/01/19.........................       3,750,000        3,947,963
  Santa Clara Local Government
   Finance Authority Revenue
   Refunding, BIG Insured, 7.25% due
   02/01/13.........................         250,000          271,210
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement Districts 3, 3A, 4,
   and 4A, Series B, MBIA Insured,
   7.25% due 08/01/13...............       2,000,000        2,398,920
  Santa Monica, Malibu Unified
   School District, Public School
   Facilities Reconstruction
   Projects A, 6.90% due 08/01/11...         500,000          551,850
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11.........................       2,035,000        2,072,485
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A,
   6.625% due 10/01/05..............         600,000          656,616
  Southern California Public Power
   Authority Transmission Project
   Revenue Refunding, Southern
   Transportation System, 5.75% due
   07/01/10.........................       2,000,000        2,014,820
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10..................       1,000,000        1,044,850

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  State, Refunding, AMBAC Insured,
   5.25% due 06/01/21...............  $    1,000,000     $    961,390
  State, Various Purpose, 6.125% due
   10/01/11.........................       1,000,000        1,090,040
  State Department of Water
   Resources Central Valley Project
   Revenue,
   Series J-2, 6.125% due
    12/01/13........................       2,225,000        2,315,914
   Series J-3, 5.50% due 12/01/23...       3,000,000        2,921,790
   Series O, 5% due 12/01/15........       2,000,000        1,867,640
   Series O, 4.75% due 12/01/25.....       4,000,000        3,474,560
  State Educational Facilities
   Authority Revenue Refunding,
   Pepperdine University, MBIA
   Insured, 6.10% due 03/15/14......       2,595,000        2,721,325
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18......       3,255,000        3,261,315
  State Health Facilities Financing
   Authority Revenue Refunding,
   Adventist Health System West,
   Series B, MBIA Insured, 6.40% due
   03/01/02.........................       1,000,000        1,081,670
   Catholic Healthcare West, Series
   A, AMBAC Insured, 7% due
   07/01/20.........................         800,000          868,856
   Sutter Health Systems, Series A,
   AMBAC-TCRS Insured, 6.70% due
   01/01/13.........................       1,000,000        1,049,610
  State Housing Finance Agency
   Revenue Home Mortgage, Series H,
   AMT, FHA/VA Insured, 6.15% due
   08/01/16.........................       2,020,000        2,053,350
   Series K, MBIA Insured, 6.15% due
   08/01/16.........................       3,000,000        3,076,290
   Series Q, MBIA Insured, 5.85% due
   08/01/16.........................       1,000,000        1,002,590
  State Housing Finance Agency
   Revenue, Multi-Family Housing,
   Series B, AMT, AMBAC Insured,
   6.05% due 08/01/16...............       2,000,000        2,021,460
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, Pacific Gas & Electric
   Co., Series B, AMT, MBIA Insured,
   5.85% due 12/01/23...............       2,000,000        2,008,160
   Southern California Edison, AMT,
   MBIA Insured, 6.90% due
   12/01/17.........................       1,000,000        1,097,090
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA
   Insured, 6.75% due 11/15/21......       1,000,000        1,123,330
  Turlock Irrigation District
   Revenue Refunding, Series A, MBIA
   Insured, 6% due 01/01/10.........       1,000,000        1,075,890
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14...............       4,000,000        4,534,200
  Watsonville Water Revenue
   Refunding, Series A, MBIA
   Insured, 6% due 05/15/16.........       1,915,000        1,974,116
                                                           ----------
  Total Bonds (cost: $168,461,229)                        179,131,119
                                                           ----------



























Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
VARIABLE RATE DEMAND NOTES* - .55%
  Los Angeles, Community
   Redevelopment Agency, COP,
   Willowbrook Project, 3.95% due
   11/01/15.........................  $      300,000     $    300,000
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines - LAX, Series
   F, 4.95% due 12/01/24............         100,000          100,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles
   International Airport, AMT, 5%
   due 12/01/25.....................         100,000          100,000
  State Educational Facilities
   Authority Revenue Refunding,
   Foundation for Educational
   Achievement, Series A, 4.10% due
   07/01/26.........................         300,000          300,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Catholic Healthcare West, Series
   A, MBIA Insured, 4% due
   07/01/09.........................         200,000          200,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
   $1,000,000)                                              1,000,000
                                                           ----------
TOTAL SECURITIES (COST: $169,461,229) - 98.45%            180,131,119
OTHER ASSETS AND LIABILITIES, NET - 1.55%                   2,822,298
                                                           ----------
NET ASSETS - 100.00%                                     $182,953,417
                                                           ==========

Atlas National Municipal Bond Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 95.98%
  Adams County, Colorado, School
   District 12, Series A, MBIA
   Insured, 6.75% due 12/15/07......  $    1,065,000     $  1,230,469
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured, 6.10% due
   10/01/13.........................       1,000,000        1,042,000
  Alexandria, Louisiana, Utilities
   Revenue, FGIC Insured, 8.20% due
   05/01/07.........................          50,000           52,236
  Anchorage, Alaska, Electric
   Utility Revenue Refunding, Senior
   Lien, MBIA Insured, 8% due
   12/01/10.........................         985,000        1,237,702
  Austin, Texas, Airport System
   Revenue, Prior Lien, Series A,
   AMT, MBIA Insured, 6.50% due
   11/15/04.........................       1,000,000        1,104,770
  Boulder, Larimer & Weld Counties,
   Colorado, Saint Vrain Valley
   School District RE1J Refunding,
   Series A, MBIA Insured, 5.80% due
   12/15/07.........................       1,500,000        1,575,765
  California State Public Works
   Board, Lease Revenue, Department
   of Corrections, California State
   Prison, Series B, MBIA Insured,
   5.375% due 12/01/19..............       1,150,000        1,108,151

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Central Coast Water Authority,
   California Revenue Refunding
   State Water Project, Regional
   Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22.........  $    1,000,000     $    926,310
  Chicago, Illinois, Metropolitan
   Water Reclamation District,
   Greater Chicago Capital
   Improvement, 7.25% due
   12/01/12.........................       1,500,000        1,800,915
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B,
   6.50% due 11/15/13...............       2,500,000        2,680,425
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue,
   Board of Education, Series A,
   MBIA Insured, 7.125% due
   01/01/15.........................         125,000          136,564
  Cleveland, Ohio, Waterworks
   Revenue First Mortgage Refunding,
   Series F-92B, AMBAC Insured,
   6.25% due 01/01/16...............       1,000,000        1,058,550
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT, 7.40% due
   11/01/27.........................       1,000,000        1,096,340
  Colorado Springs, Colorado,
   Utilities Revenue Refunding,
   Series A, 6.50% due 11/15/15.....       2,000,000        2,147,900
  Cumberland County, New Jersey,
   Improvement Authority, Solid
   Waste Disposal Revenue, FGIC
   Insured, 6% due 01/01/01.........         500,000          524,815
  Denton County, Texas Permanent
   Improvement, AMBAC Insured, 5%
   due 10/01/10.....................       1,000,000          937,150
  Denver, Colorado, City & County
   Refunding Water, 5% due
   10/01/10.........................       1,500,000        1,470,675
  Georgia, Municipal Electric
   Authority Power Revenue, Series
   O, 8.125% due 01/01/17...........          50,000           52,958
  Harris County, Texas Toll Road,
   Senior Lien, FGIC Insured, 5.375%
   due 08/15/20.....................       1,000,000          958,030
  Illinois Health Facilities
   Authority Revenue Refunding,
   Sherman Hospital Project, MBIA
   Insured, 6.75% due 08/01/11......       1,000,000        1,099,760
  Indiana State Office Building
   Commission, Capital Complex
   Revenue, Senate Avenue Parking,
   Series A, MBIA Insured, 7.25% due
   07/01/12.........................          50,000           55,590
  Jacksonville, Florida, Electric
   Authority Revenue Refunding,
   Saint John's River, Issue 2,
   Series 5, 6.50% due 10/01/14.....         500,000          528,455
  Kansas City, Kansas, Utility
   System Revenue Refunding and
   Improvement, FGIC Insured, 6.375%
   due 09/01/23.....................       1,500,000        1,615,905
  Kern, California High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due
   08/01/10.........................         545,000          604,160
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09.........................       1,740,000        2,044,448
















Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Lansing, Illinois, Refunding, FGIC
   Insured, 8.25% due 12/01/07......  $       25,000     $     26,519
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14.........................       1,400,000        1,430,506
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10...............         600,000          667,572
  Massachusetts Bay Transportation
   Authority, Massachusetts General
   Transportation System, Series B,
   FSA Insured, 5.25% due
   03/01/20.........................       1,000,000          959,810
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22.........................         500,000          548,165
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick
   Place Expansion Project, Series
   A, 7.25% due 06/15/05............         250,000          284,512
  Michigan State University Revenue,
   Series A, 6.125% due 08/15/08....         500,000          525,760
  Mississippi Higher Education
   Assistance Corp. Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07.........................         950,000          972,106
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   FHA/VA Insured, 6.60% due
   04/01/14.........................       1,000,000        1,030,300
  New York City, New York, Municipal
   Water Finance Authority, Water &
   Sewer System Revenue, Series B,
   FGIC Insured, 7.625% due
   06/15/17.........................         125,000          133,511
  New York State Dormitory Authority
   Revenue, Pooled Capital Program,
   FGIC Insured, 7.80% due
   12/01/05.........................         165,000          177,788
  New York State Housing Finance
   Agency Revenue, Multi-Family
   Housing, Second Mortgage, Series
   B, AMT, SONYMA Insured, 6.10% due
   08/15/16.........................       1,000,000        1,011,540
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series
   A, MBIA Insured, 6.25% due
   07/01/12.........................         750,000          797,918
  Northumberland County,
   Pennsylvania, Authority,
   Commonwealth Lease Revenue,
   Correctional Facility, MBIA
   Insured, 6.25% due 10/15/09......         750,000          808,260
  Red River Authority, Texas,
   Pollution Control Revenue,
   Hoechst Celanese Corp. Project,
   AMT, 6.875% due 04/01/17.........       1,500,000        1,608,945
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC
   Insured, 6.45% due 07/01/10......         600,000          643,278

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Salt River Project, Arizona,
   Agriculture Improvement and Power
   District, Electric System
   Revenue, Series A, 7.50% due
   01/01/27.........................  $       50,000     $     51,000
  Springfield, Illinois, General
   Obligation, 6.30% due 12/01/13...         100,000          105,451
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series
   E, FGIC Insured, 6.90% due
   08/01/21.........................         500,000          591,435
  Tacoma, Washington, Electric
   System Revenue, 7.50% due
   01/01/12.........................         100,000          109,005
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United
   Technologies Corp., Series B,
   6.10% due 08/01/14...............       1,000,000        1,032,960
  Texas Health Facilities
   Development Corp. Hospital
   Revenue, Cook-Fort Worth
   Children's Center Refunding, FGIC
   Insured, 6.25% due 12/01/12......       1,000,000        1,062,050
  University of Maryland, System
   Auxiliary Facility and Tuition
   Revenue, Series A, 6.30% due
   02/01/10.........................         500,000          536,885
  University of Texas, Permanent
   University Fund Refunding, 6.50%
   due 07/01/11.....................         500,000          550,450
  Utah State Board of Regents
   Student Loan Revenue, Series N,
   AMT, AMBAC Insured, 5.90% due
   11/01/07.........................       1,000,000        1,047,210
  Vallejo, California, Revenue,
   Water Improvement Project, Series
   B, FGIC Insured, 6.50% due
   11/01/14.........................       1,000,000        1,133,550
  Washington State Public Power
   Supply System Refunding Revenue,
   Nuclear Project 1 Revenue Pre-
   Refunded, Series A, 7.50% due
   07/01/15.........................         155,000          169,658
   Nuclear Project 1 Revenue Un-
   Refunded, Series A, 7.50% due
   07/01/15.........................         105,000          114,930
   Nuclear Project 2 Revenue
   Refunding, Series A, 7.25% due
   07/01/06.........................         500,000          572,645
   Nuclear Project 2 Revenue
   Refunding, Series B, 7% due
   07/01/12.........................         140,000          154,045
   Nuclear Project 3 Revenue
   Refunding, Series B, 7.20% due
   07/01/99.........................         250,000          266,183
  Wayne Charter County, Michigan,
   Airport Revenue Sub. Lien,
   Detroit Metro Airport, Series A,
   MBIA Insured, 6.50% due
   12/01/11.........................         500,000          553,315
  West Virginia School Building
   Authority Revenue, Series A, MBIA
   Insured,
   7.25% due 07/01/15...............          50,000           55,590
  Westminster, Colorado, Sales & Use
   Tax Refunding Revenue, Series A,
   FGIC Insured, 6.25% due
   12/01/12.........................       1,500,000        1,585,500




















Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Wisconsin State Health and
   Educational Facilities Authority
   Revenue, Aurora Medical Group,
   Inc. Project, FSA Insured, 6% due
   11/15/10.........................  $    1,000,000     $  1,068,080
                                                           ----------
  Total Bonds (cost: $46,667,093)                          49,476,475
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 2.91%
  California Pollution Control
   Financing Authority, Resource
   Recovery Revenue, Burney Forest
   Products Project, Series A, AMT,
   4.80% due 09/01/20...............         100,000          100,000
  Campbell County, Virginia,
   Industrial Development Authority
   Revenue, Exempt Facility, Hadson
   Power 12, Series A, AMT, 3.90%
   due 04/01/15.....................         800,000          800,000
  Flint, Michigan, Hospital Building
   Authority Revenue, Hurley Medical
   Center, Series B, 3.55% due
   07/01/15.........................         100,000          100,000
  Schuylkill County, Pennsylvania,
   Industrial Development Authority,
   Pine Grove Landfill, AMT, 5.70%
   due 10/01/19.....................         200,000          200,000
  Southampton County, Virginia,
   Industrial Development Authority
   Revenue, Hadson Power 11, Series
   A, AMT, 5.75% due 04/01/15.......         300,000          300,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
   $1,500,000)                                              1,500,000
                                                           ----------
TOTAL SECURITIES (COST: $48,167,093) - 98.89%              50,976,475
OTHER ASSETS AND LIABILITIES, NET - 1.11%                     571,976
                                                           ----------
NET ASSETS - 100.00%                                     $ 51,548,451
                                                           ==========

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
U.S. GOVERNMENT AGENCIES - 99.07%
  Federal Home Loan Mortgage
   Corporation
   7.00% due 2023 - 2026............  $   10,014,570     $  9,829,824
   7.50% due 2023 - 2024............      20,220,555       20,322,707
   8.00% due 2024 - 2026............      14,672,387       14,985,457
   8.50% due 2017 - 2026............       7,250,327        7,542,819
   9.00% due 2019 - 2024............       7,383,190        7,845,011
   9.50% due 2016 - 2021............       1,568,220        1,698,457
   10.00% due 2015 - 2020...........         156,721          171,562
   10.50% due 2018 - 2020...........         139,303          154,127
  Federal National Mortgage
   Association
   6.50% due 2023 - 2026............       2,925,915        2,794,585
   7.00% due 2025 - 2026............      24,264,314       23,741,230
   7.50% due 2026...................      31,188,234       31,182,677
   8.00% due 2024 - 2026............      74,338,136       75,762,684
   8.50% due 2017 - 2026............      11,678,746       12,124,168
   9.00% due 2021 - 2025............       8,386,383        8,867,605
   9.50% due 2020...................          64,022           69,472

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas U.S. Government and Mortgage Securities Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Government National Mortgage
   Association
   7.50% due 2022 - 2023............  $    7,871,766     $  7,916,567
   8.00% due 2023 - 2025............       2,864,447        2,932,965
   8.50% due 2016 - 2020............         108,702          114,568
                                                           ----------
  Total U.S. Government Agencies (cost:
   $226,129,027)                                          228,056,485
                                                           ----------
SHORT-TERM INVESTMENTS - 9.00%
  6.02% FNMA Floating Collateralized
   Mortgage Obligation due 1998.....         274,668          275,525
  6.04% FNMA Floating Collateralized
   Mortgage Obligation due 1997.....       2,637,885        2,639,520
  6.04% FHLMC Floating
   Collateralized Mortgage
   Obligation due 1997..............         518,715          518,715
  6.12% FHLMC Floating
   Collateralized Mortgage
   Obligation due 1998..............         331,190          332,326
  6.14% FHLMC Floating
   Collateralized Mortgage
   Obligation due 1999..............         506,526          508,739
  6.32% FNMA Floating Collateralized
   Mortgage Obligation due 1999.....         606,057          610,791
  Repurchase Agreement dated
   December 11, 1996 with Goldman
   Sachs & Co., effective yield of
   5.45%, due January 14, 1997 with
   respect to $6,145,616 FNMAs,
   6.09%, December 1, 2033 with a
   value of $6,147,982 (g)..........       6,000,000        6,018,830
  Repurchase Agreement dated
   December 31, 1996 with Bear,
   Stearns & Co., effective yield of
   7.35%, due January 2, 1997 with
   respect to $10,045,745 FHLMCs,
   7.50%, May 1, 2026 with a value
   of $10,169,748...................       9,800,000        9,803,947
                                                           ----------
  Total Short-Term Investments (cost: $20,703,046)         20,708,393
                                                           ----------
TOTAL SECURITIES (COST: $246,832,073) - 108.07%           248,764,878
OTHER ASSETS AND LIABILITIES, NET - (8.07)%               (18,575,532)
                                                           ----------
NET ASSETS - 100.00%                                     $230,189,346
                                                           ==========

Atlas Strategic Income Fund
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
MORTGAGE-BACKED OBLIGATIONS - 18.77%
  Government Agency - 16.42%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mtg.-Backed Security, Trust 177,
   7% due 07/01/26 (h)..............  $      840,722     $    293,202
  Federal National Mortgage Assn.,
   7% due 07/01/26..................         894,151          875,989
   7.50% due 01/15/27 (j)...........       2,250,000        2,251,305


























Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
  Commercial - .90%
   Salomon Brothers Mortgage
   Securities VII, Series 1996-C1,
   Cl. F, 9.18% due 01/20/28........  $      250,000     $    187,500
  Multi-Family - 1.45%
   Criimi Mae, Inc., Trust I, Series
   1996-C1, Cl. A2, 7.56% due
   08/30/05.........................         100,000          100,088
  Mortgage Capital Funding, Inc.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1996-MC1,
   Cl. G, 7.15% due 06/15/06 (g)....         250,000          201,015
                                                           ----------
  Total Mortgage-Backed Obligations (cost:
   $3,913,670)                                              3,909,099
                                                           ----------
U.S. GOVERNMENT OBLIGATIONS - 22.46%
  U.S. Treasury Bonds:
   8.125% due 08/15/21 (m)..........         574,000          666,378
   6% due 02/15/26 (m)..............          90,000           81,872
  U.S. Treasury Notes:
   6.375% due 05/15/99..............         393,000          396,439
   7.50% due 10/31/99 (m)...........       3,405,000        3,532,688
                                                           ----------
  Total U.S. Government Obligations (cost:
   $4,619,331)                                              4,677,377
                                                           ----------
FOREIGN GOVERNMENT OBLIGATIONS - 34.72%
  Argentina - 2.37%
   Argentina (Republic of),
   Bocon Trust Previs II, 5.375% due
   04/01/01 (c).....................          35,000           42,787
   Discount Bonds, Series L-Global,
   6.375% due 03/31/23 (c)..........         570,000          426,360
   Par Bonds, 5.25% due 03/31/23
   (e)..............................          40,000           24,950
  Australia - 3.32%
   Australia (Commonwealth of)
   Bonds,
   Series 399, 6.25% due 03/15/99
   (AUD)............................         180,000          142,485
   Series 803, 9.50% due 08/15/03
   (AUD)............................         285,000          253,378
   Queensland Treasury Corp.,
   Exchangeable Gtd. Notes, 10.50%
   Global Debentures due 05/15/03
   (AUD)............................         245,000          225,550
   Treasury Corp. of Victoria Gtd.
   Bonds, 12.50% due 10/15/03
   (AUD)............................          20,000           20,222
   Western Australia Treasury Corp.
   Gtd. Bonds, Series 05, 10% due
   07/15/05 (AUD)...................          55,000           50,328
  Brazil - 1.77%
   Brazil (Federal Republic of),
   Eligible Interest Bonds, 6.50%
   Debentures due 04/15/06 (c)......         215,000          187,318
   Exit Bonds, 6% Debentures due
   09/15/13 (c).....................         250,000          181,563
  Bulgaria - .34%
   Bulgaria (Republic of),
   Front-Loaded Interest Reduction
   Bearer Bonds, Tranche A, 2.25%
   due 07/28/12 (e).................         187,000           71,528
  Canada - 6.19%
   Canada (Government of) Bonds,
   9.75% Debentures due 06/01/01
   (CAD)............................         265,000          226,250
   9.75% Debentures due 12/01/01
   (CAD)............................         160,000          137,540
   8.75% Debentures due 12/01/05
   (CAD)............................         235,000          199,445
   7% due 12/01/06 (CAD)............         210,000          160,183

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
   Series A-76, 9% Debentures due
   06/01/25 (CAD)...................  $      170,000     $    152,714
   Series J-35, 11.75% Debentures
   due 02/01/03 (CAD)...............         350,000          331,620
   Province of Ontario, 8.25% due
   12/01/05 (CAD)...................         100,000           81,285
  Denmark - .87%
   Denmark (Kingdom of) Bonds,
   8% due 11/15/01 (DKK)............         585,000          110,078
   8% due 03/15/06 (DKK)............         385,000           71,793
  Finland - 1.12%
   Finland (Republic of) Bonds,
   7.25% due 04/18/06 (FIM).........       1,000,000          232,824
  Germany - 3.32%
   Germany (Republic of) Bonds,
   Series 94, 6.25% due 01/04/24
   (DEM)............................         885,000          545,032
   Series 95, 6.875% due 05/12/05
   (DEM)............................         210,000          146,717
  Great Britain - 2.17%
   United Kingdom,
   GILT, 10% due 09/08/03 (GBP).....          80,000          155,300
   Treasury Notes, 13% due 07/14/00
   (GBP)............................          50,000          100,753
   Treasury Notes, 12.50% due
   11/21/05 (GBP)...................          90,000          195,120
  Ireland - .14%
   Ireland (Government of) Bonds,
   9.25% Debentures due 07/11/03
   (IEP)............................          15,000           29,412
  Italy - .80%
   Italy (Republic of) Treasury
   Bonds, Buoni del Tesoro
   Poliennali,
   10.50% due 07/15/98 (ITL)........      65,000,000           45,175
   10.50% due 04/01/00 (ITL)........     110,000,000           80,410
   10.50% due 07/15/00 (ITL)........      15,000,000           11,040
   9.50% due 05/01/01 (ITL).........      40,000,000           29,040
  Mexico - 2.73%
   Banco Nacional de Comercio
   Exterior SNC Global Bonds, 7.25%
   Unsec. Debentures due 02/02/04...         380,000          339,530
   Mexican Cetes, Zero Coupon,
   26.58% due 01/30/97 (f) (MXP)....         100,000           12,318
   Mexican Cetes, Zero Coupon,
   26.50% due 03/13/97 (f) (MXP)....       1,685,720          199,582
   United Mexican States Bonds,
   10.375% due 01/29/03 (DEM).......          25,000           17,495
  New Zealand - 2.33%
   New Zealand (Government of),
   10% due 07/15/97 (NZD)...........         450,000          322,407
   8% due 11/15/06 (NZD)............         195,000          145,488
   Index Linked Bonds, 4.60% due
   02/15/16 (Inflation Adjusted
   Rate) (NZD)......................          26,000           18,159
  Panama - .10%
   Panama (Republic of) Interest
   Reduction Bonds, 3.50% Debentures
   due 07/17/14 (e).................          30,000           20,700
  Poland - .46%
   Poland (Republic of) Discount
   Bonds, 6.50% due 10/27/24 (c)....         100,000           95,000
































Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
  Spain - 2.23%
   Spain (Kingdom of),
   Debentures, Bonos y Obligacion
   del Estado, 10.50% due 10/30/03
   (ESP)............................  $    5,530,000     $     51,683
   Gtd. Bonds, Bonos y Obligacion
   del Estado, 12.25% due 03/25/00
   (ESP)............................      17,500,000          159,618
   Gtd. Bonds, Bonos y Obligacion
   del Estado, 10.30% due 06/15/02
   (ESP)............................      27,800,000          253,730
  Sweden - 2.50%
   Sweden (Kingdom of) Bonds,
   Series 1030, 13% due 06/15/01
   (SEK)............................       2,100,000          396,535
   Series 1033, 10.25% due 05/05/03
   (SEK)............................         700,000          124,763
  Venezuela - 1.96%
   Venezuela (Republic of),
   Collateralized Par Bonds, Series
   W-A, 6.75% due 03/31/20..........         250,000          190,938
   Front-Loaded Interest Reduction
   Bonds, Series A, 6.4375% due
   03/31/07 (c).....................         250,000          217,500
                                                           ----------
  Total Foreign Government Obligations (cost:
      $7,072,024)                                           7,233,646
                                                           ----------
LOAN PARTICIPATIONS - .68%
  Hellenic Republic Bonds, 14.80%
   Debentures due 06/30/00 (c)
   (GRD)............................      18,536,000           75,847
  Morocco (Kingdom of) Loan
   Participation Agreement, Tranche
   A, 6.375% due 01/01/09 (c).......          79,000           64,879
                                                           ----------
  Total Loan Participations (cost: $137,383)                  140,726
                                                           ----------
CORPORATE BONDS AND NOTES - 32.28%
  Air Transportation - .15%
   American International Group,
   Inc., 11.70% Unsec. Unsub. Bonds
   due 12/04/01 (ITL)...............      40,000,000           31,400
  Apparel & Textiles - .75%
   PT Polysindo International
   Finance Co. BV, 11.375% Sr. Sec.
   Bonds due 06/15/06...............          50,000           53,938
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03...........          50,000           51,000
   William Carter Co. (The), 10.375%
   Sr. Sub. Notes due 12/01/06
   (a)..............................          50,000           51,750
  Auto Parts & Equipment - 1.31%
   Collins & Aikman Products Co.,
   11.50% Sr. Sub. Notes due
   04/15/06.........................         150,000          164,063
   Hayes Wheels International, Inc.,
   11% Unsec. Sr. Sub. Notes due
   07/15/06.........................         100,000          108,500
  Banks - 1.81%
   PT Bank Tabungan Negara, 6.4375%
   Notes due 10/28/97 (c) (IDR).....   1,000,000,000          377,693
  Broadcast, Radio & TV - .74%
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02.........................         100,000          104,500
   Young Broadcasting, Inc., 9% Sr.
   Sub. Notes due 01/15/06..........          50,000           48,625

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
  Building Materials - .26%
   Triangle Pacific Corp., 10.50%
   Sr. Notes due 08/01/03...........  $       50,000     $     53,625
  Building-Heavy Construction - .05%
   Empresas ICA Sociedad
   Controladora SA de CV, Series
   REGS, 11.875% due 05/30/01.......          10,000           10,538
  Cable Television - 2.72%
   Bell Cablemedia PLC, 0%/11.875%
   Sr. Discount Notes due 09/15/05
   (d)..............................         150,000          121,125
   Cablevision Systems Corp., 10.50%
   Sr. Sub. Debentures due
   05/15/16.........................          50,000           52,000
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d).....................          50,000           35,563
   Helicon Group LP/Helicon Capital
   Corp., Series B, 9% Sr. Sec.
   Notes due 11/01/03...............         100,000          102,000
   TeleWest PLC, 0%/11% Sr. Discount
   Debentures due 10/01/07 (d)......         250,000          173,750
   Videotron Holdings PLC, 0%/11%
   Sr. Discount Notes due 08/15/05
   (d)..............................         100,000           81,250
  Computers - .51%
   Unisys Corp., 11.75% Sr. Notes
   due 10/15/04.....................         100,000          106,625
  Consumer Products - 1.66%
   Coleman Holdings, Inc., Zero
   Coupon Sr. Sec. Discount Notes,
   Series B, 12.78% due
   5/27/98(f).......................         100,000           83,375
   Fletcher Challenge Industries,
   Ltd., 10% Cv. Sub. Unsec. Notes
   due 04/30/05 (NZD)...............           5,000            4,190
   Fletcher Challenge Industries,
   Ltd., 14.50% Sub. Notes due
   09/30/00 (NZD)...................           5,000            3,782
   Iron Mountain, Inc., 10.125% Sr.
   Sub. Notes due 10/01/06..........         100,000          106,000
   Samsonite Corp., 11.125% Sr. Sub.
   Notes due 07/15/05...............         100,000          110,000
   TAG Heuer International SA, 12%
   Sr. Sub. Notes due 12/15/05
   (a)..............................          33,000           38,115
  Diversified Financial - .24%
   Wilshire Financial Services
   Group, Inc., 13% due 01/01/04....          50,000           50,250
  Diversified Media - 1.11%
   Katz Media Corp., 10.50% Sr. Sub.
   Notes due 01/15/07 (a)...........         100,000          102,000
   Lamar Advertising Co., 9.625%
   Unsecured Sr. Sub. Notes due
   12/01/06.........................          25,000           25,875
   Universal Outdoor Holdings, Inc.,
   9.75% Sr. Sub. Notes due
   10/15/06.........................         100,000          103,000
  Electrical Utilities - 2.39%
   CalEnergy Co., Inc., 9.50% Sr.
   Notes due 09/15/06 (a)...........         100,000          102,500
   Calpine Corp., 10.50% Sr. Notes
   due 05/15/06 (a).................         100,000          105,875
   Central Termica Guemes SA, 12%
   Unsec. Bonds due 11/26/01
   (a)(g)...........................          50,000           50,125
   New Zealand Electric Corp., 10%
   Debentures due 10/15/01 (NZD)....         310,000          239,590

















Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
  Energy Service & Producers - 1.53%
   Mariner Energy, Inc., 10.50% Sr.
   Sub. Notes due 08/01/06 (a)......  $      100,000     $    106,000
   TransTexas Gas Corp., 11.50% Sr.
   Sec. Gtd. Notes due 06/15/02.....         100,000          108,625
   Triton Energy, Ltd., 9.75% Sr.
   Sub. Discount Notes due
   12/15/00.........................         100,000          104,500
  Environmental - .25%
   Allied Waste Industries, Inc.,
   10.25% Sr. Sub. Notes due
   12/01/06 (a).....................          50,000           52,438
  Financial - 1.70%
   Aames Financial Corp., 9.125% Sr.
   Notes due 11/01/03...............         100,000          101,750
   Bancomext Trust Division, Series
   REGS, 11.25% due 05/30/06........          40,000           43,500
   BankUnited Financial Corp.,
   10.25% due 12/31/26 (a)..........         100,000          100,125
   Financiera Energy Nacional,
   9.375% Unsub. Unsec. Bonds due
   06/15/06.........................         100,000          110,000
  Food & Beverages - .76%
   Doane Products Co., 10.625% Sr.
   Notes due 03/01/06...............          50,000           53,000
   Foodbrands America, Inc., 10.75%
   Sr. Sub. Notes due 05/15/06......         100,000          106,500
  Gas Utilities - .25%
   AmeriGas Partners, L.P., 10.125%
   Sr. Notes due 04/15/07 (a).......          50,000           51,875
  Health Care/Supplies &
      Services - 1.90%
   Fresenius Medical Care AG, 9%
   Unsec. Trust Preferred due
   12/01/06.........................         120,000          122,100
   Genesis Health Ventures, Inc.,
   9.25% Sr. Sub. Notes due 10/01/06
   (a)..............................         100,000          102,750
   Multicare Cos., Inc. (The),
   12.50% Sr. Sub. Notes due
   07/01/02.........................          50,000           55,563
   OrNda HealthCorp., 11.375% Sr.
   Sub. Notes due 08/15/04..........         100,000          115,250
  Hotel/Gaming - 1.27%
   Showboat Marina Casino
   Partnership/Showboat Marina
   Finance Corp., 13.50% First Mtg.
   Notes due 03/15/03 (a)...........         150,000          165,750
   Trump Atlantic City
   Associates/Trump Atlantic City
   Funding, Inc., 11.25% First Mtg.
   Notes due 05/01/06...............         100,000           99,500
  Industrial - .03%
   Mechala Group Jamaica, Ltd.,
   12.75% due 12/30/99 (a)(g).......           7,000            7,044
  Insurance - .49%
   Veritas Holdings GmbH, 9.625% Sr.
   Notes due 12/15/03 (a)...........         100,000          101,500
  Metals/Mining - .75%
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03.........................          50,000           53,625
   Royal Oak Mines, Inc., 11% Sr.
   Sub. Notes due 08/15/06 (a)......         100,000          101,500

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
  Paper & Forest Products - 1.71%
   APP International Finance Co. BV,
   11.75% Gtd. Sec. Notes due
   10/01/05.........................  $       75,000     $     80,344
   Florida Coast Paper Co. LLC,
   12.75% First Mtg. Notes due
   06/01/03 (a).....................          60,000           64,950
   Repap Wisconsin, Inc., 9.25%
   First Priority Sr. Sec. Notes due
   02/01/02.........................         100,000          101,750
   SD Warren Co., 12% Sr. Sub. Notes
   due 12/15/04.....................         100,000          108,000
  Restaurants - .68%
   Apple South, Inc., 9.75% Sr.
   Notes due 06/01/06...............          50,000           50,500
   Carrols Corp., 11.50% Sr. Notes
   due 08/15/03.....................          85,000           90,313
  Steel - .73%
   AK Steel Holding Corp., 9.125%
   Sr. Notes due 12/15/06 (a).......         150,000          151,922
  Supermarkets - .26%
   Ralphs Grocery Co., 10.45% Sr.
   Notes due 06/15/04...............          50,000           53,125
  Telecommunications - 5.71%
   Allbritton Communications Co.,
   11.50% Sr. Sub. Debentures due
   08/15/04.........................          75,000           79,500
   American Communications Services,
   Inc., 0%/13% Sr. Discount Notes
   due 11/01/05 (d).................         150,000           89,250
   Brooks Fiber Properties, Inc.,
   0%/11.875% Sr. Discount Notes due
   11/01/06 (a)(d)..................         150,000           95,625
   COLT Telecom Group PLC, Units
   (each unit consists of $1,000
   principal amount of 0%/12% Unsec.
   Sr. Discount Notes due 12/15/06
   and one warrant to purchase 7.80
   ordinary shares of common stock
   of COLT Telecom) (d)(k)..........          50,000           30,000
   Comunicacion Celular SA,
   0%/13.125% Sr. Deferred Coupon
   Bonds due 11/15/03 (d)...........         100,000           66,000
   MFS Communications Co., Inc.,
   0%/9.375% Sr. Discount Notes due
   01/15/04 (d).....................         200,000          174,000
   Occidente y Caribe Celular SA,
   Units (each unit consists of
   $1,000 principal amount of 0%/14%
   Sr. Discount Notes due 03/15/04
   and four warrants to purchase
   5.709 ordinary shares)
   (a)(d)(k)........................         100,000           60,500
   Omnipoint Corp., 11.625% Sr.
   Notes due 08/15/06 (a)...........         125,000          130,000
   PLD Telekom, Units (each unit
   consists of $1,000 principal
   amount of 0%/14% Sr. Discount
   Notes due 06/01/01 and one
   warrant to purchase 34 ordinary
   shares) (a)(d)(k)................          50,000           41,250
   PriCellular Wireless Corp.,
   0%/14% Sr. Sub. Discount Notes
   due 11/15/01 (d).................          50,000           48,875
   PriCellular Wireless Corp.,
   10.75% Sr. Notes due 11/01/04
   (a)..............................          75,000           77,813


















Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                        units (l)          (note 1)
                                       ------------       ----------
   Teleport Communications Group,
   Inc., 0%/11.125% Sr. Discount
   Notes due 07/01/07 (d)...........  $      200,000     $    138,000
   Teleport Communications Group,
   Inc., 9.875% Unsec. Sr. Notes due
   07/01/06.........................          50,000           53,500
   Western Wireless Corp., 10.50%
   Sr. Sub. Notes due 06/01/06......         100,000          105,125
  Telecommunications Services - .41%
   Metrocall, Inc., 10.375% Unsec.
   Sr. Sub. Notes due 10/01/07......         100,000           85,000
  Telephone Utilities - .15%
   Telecomunicacoes Brasileiras SA,
   11.09375% due 12/09/99 (c).......          30,000           31,500
                                                           ----------
  Total Corporate Bonds and Notes (cost: $6,500,193)        6,722,359
                                                           ----------
PREFERRED STOCKS - .58%
  Diversified Media - .58%
   PanAmSat Corp., 12.75% Cumulative
   (i)(g)...........................             100          120,750
                                                           ----------
  Total Preferred Stocks (cost: $123,125)                     120,750
                                                           ----------
RIGHTS, WARRANTS AND CERTIFICATES - .03%
  Telecommunications - .03%
   Comunicacion Celular SA Wts.,
   Exp. 11/03 (g)...................             100            7,500
                                                           ----------
   Total Rights, Warrants and Certificates (cost:
   $7,500)                                                      7,500
                                                           ----------
STRUCTURED INSTRUMENTS - 2.30%
  Canadian Imperial Bank of
   Commerce, New York Branch, 16.75%
   CD Linked Notes due 04/16/97
   (indexed to Russian Federation
   Bonds,
   Zero Coupon, 04/09/97)...........         100,000           99,700
  ING Barings Securities, Inc., Zero
   Coupon Chilean Peso Linked Notes
   with Chilean Sovereign Risk,
   9.05% due 03/12/97 (f)...........          25,000           24,370
  ING Barings Securities, Inc., Zero
   Coupon Chilean Peso Linked Notes,
   11.813% due 06/23/97 (f).........          65,000           59,515
  ING Barings Securities, Inc., Zero
   Coupon Czech Crown Linked Notes,
   11.911% due 06/26/97 (f).........          30,000           28,584
  ING Barings Securities, Inc., Zero
   Coupon Czech Koruna Linked Notes,
   11.912% due 02/18/97 (f) CZK.....       2,800,000          101,045
  ING Barings Securities, Inc., Zero
   Coupon Czech Promissory Note,
   12.05% due 06/23/97 (f) CZK......         551,000           19,063
  ING Barings Securities, Inc., Zero
   Coupon Note Linked to the Greek
   Drachma / Swiss Franc Exchange
   Rate, 14.826% due 12/10/97.......         150,000          126,935
  Salomon Brothers, Inc., Zero
   Coupon Chilean Peso Linked Notes
   with Chilean Sovereign Risk,
   9.872% due 06/17/97 (f)..........          20,383           19,272
                                                           ----------
  Total Structured Instruments (cost: $485,610)               478,484
                                                           ----------

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                          Contracts/Face        value
                    Date       Strike     Subject to Put      (note 1)
                    ----    ------------   -----------        ---------
PUT OPTIONS PURCHASED - .01%
  German Deutsche
   Mark Put
   Option.......... 02/97    1.54  (DEM)       240,000       $     1,537
  Italy (Republic
   of) Treasury
   Bonds, Buoni del
   Tesoro
   Poliennali,
   9.50% due
   05/01/01, Put
   Option (ITL).... 07/97  102.30  (ITL)    37,000,000                17
  Swiss Franc Put
   Option.......... 01/97  1.2652  (CHF)       190,000               778
                                                               ---------
  Total Put Options Purchased (cost: $4,375)                       2,332
                                                               ---------
TOTAL INVESTMENTS (COST: $22,863,211) - 111.83%               23,292,273
OTHER ASSETS AND LIABILITIES, NET - (11.83)%                 (2,464,484)
                                                               ---------
NET ASSETS - 100.00%                                         $20,827,789
                                                               =========

Atlas Balanced Fund
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 34.57%
  Air Travel - .91%
   AMR Corp. (b)......................       1,900      $    167,437
   Delta Air Lines, Inc...............       2,028           143,735
  Automotive - .47%
   Ford Motor Co......................       5,000           159,375
  Banks - 12.44%
   Banc One Corp......................       6,000           258,000
   Bank of Boston Corp................       5,000           321,250
   BankAmerica Corp...................       3,500           349,125
   Capital One Financial Corp.........       5,000           180,000
   Chase Manhattan Corp...............       4,160           371,280
   Citicorp...........................       3,000           309,000
   Crestar Financial Corp.............       4,000           297,500
   First Chicago NBD Corp.............       4,000           215,000
   First Union Corp...................       6,875           508,750
   Fleet Financial Group, Inc.........       5,000           249,375
   Keycorp............................       4,000           202,000
   Mellon Bank Corp...................       4,000           284,000
   National City Corp.................       3,000           134,625
   PNC Bank Corp......................       5,000           188,125
   Signet Banking Corp................       5,000           153,750
   Summit Bancorp.....................       5,000           218,750
  Chemicals & Allied Products - 1.25%
   Dexter Corp........................       5,000           159,375
   Dow Chemical Co....................       1,000            78,375
   Du Pont De Nemours.................       2,000           188,750
  Drugs and Health Care - 1.15%
   American Home Products Corp........       3,000           175,875
   Bristol-Myers Squibb Co............       2,000           217,500
























Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Electrical Utilities - 1.87%
   American Electric Power Co.........       1,500      $     61,687
   Entergy Corp.......................       4,000           111,000
   Florida Progress Corp..............       3,000            96,750
   Potomac Electric Power Co..........       5,000           128,750
   Public Service Company of
   Colorado...........................       3,000           116,625
   Texas Utilities Co.................       3,000           122,250
  Electronics - .68%
   AMP Inc............................       6,000           230,250
  Financial Services - .01%
   Echelon International Corp. (b)....         200             3,125
  Food Wholesalers - .50%
   SuperValu, Inc.....................       6,000           170,250
  Industrial Manufacturing - .75%
   Minnesota Mining & Manufacturing
   Co.................................       3,000           248,625
   Newport News Shipbuilding, Inc.
   (b)................................         400             6,000
  Insurance - 3.20%
   Allstate Corp......................       2,781           160,950
   American General Corp..............       6,000           245,250
   American States Financial Corp.
   (b)................................       8,000           212,000
   GCR Holdings, Ltd. (b).............       7,000           155,750
   IPC Holdings, Ltd..................       6,000           134,250
   Reliance Group Holdings, Inc.......      20,000           182,500
  Machine Tools & Equipment - .78%
   Snap-On, Inc.......................       7,500           267,188
  Metals Mining - .34%
   Reynolds Metals Co.................       2,050           115,569
  Oil & Gas - 6.60%
   Elf Aquitaine......................       8,000           362,000
   Mobil Corp.........................       2,000           244,500
   Occidental Petroleum Corp..........       9,000           210,375
   Pacific Enterprises................       5,000           151,875
   Phillips Petroleum Co..............       4,000           177,000
   Royal Dutch Petroleum Co. ADR......       1,700           290,275
   Tenneco, Inc.......................       2,000            90,250
   Unocal Corp........................       9,000           365,625
   USX-Marathon Group.................      15,000           358,125
  Paper & Forest Products - .70%
   Union Camp Corp....................       2,500           119,375
   Weyerhaeuser Co....................       2,500           118,438
  Retail Trade - .55%
   J.C. Penney Co.....................       1,000            48,750
   Sears Roebuck & Co.................       3,000           138,375
  Telecommunications - 1.96%
   BCE, Inc...........................       3,000           143,250
   GTE Corp...........................       7,000           318,500
   SBC Communications, Inc............       4,000           207,000
  Telephone Utilities - .41%
   Portugal Telecom S.A. ADR..........       5,000           141,250
                                                          ----------
  Total Common Stocks (cost: $9,184,938)                  11,784,684
                                                          ----------
CONVERTIBLE PREFERRED STOCKS - 13.43%
  Banks - .60%
   Bank of Portugal...................       4,000           206,000
  Broadcast, Radio & TV - .91%
   Merrill Lynch-Cox Communications
   STRYPES............................      14,000           311,500
  Electrical Equipment - .31%
   Westinghouse Electric Corp., Series
   C (a)..............................       6,000           105,750
  Electronics - .52%
   Elsag Bailey Process Automation
   N.V. (a)...........................       5,000           178,750

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Environmental Management - .59%
   Browning-Ferris Industries, Inc.
   ACES...............................       7,000      $    199,500
  Financial Services - .65%
   MCN Corp. PRIDES...................       8,000           221,000
  Food & Kindred Products - .78%
   Chiquita Brands....................       5,000           266,250
  Gas Utilities - .70%
   Enron Corp. ACES...................      10,000           240,000
  Insurance - 1.42%
   Allstate Corp......................       4,500           212,625
   Salomon, Inc. - FSA Holdings, Inc.
   DECS...............................       9,000           272,250
  Industrials - 1.09%
   Continental Air Finance Trust......       3,000           198,750
   Owens-Corning Capital LLC MIPS
   (a)................................       3,000           171,000
  Oil & Gas - 2.20%
   Atlantic Richfield Co..............      10,000           215,000
   Santa Fe Energy Resources, Inc.,
   Series A...........................      20,000           245,000
   Valero Energy Corp.................       5,000           288,750
  Paper & Forest Products - 1.20%
   James River Corp., Series P DECS...      13,000           409,500
  Printing, Publishing & Allied Products - 1.50%
   Hollinger International............      20,000           230,000
   News Corp. (a).....................       3,000           282,000
  Telecommunications - .95%
   U.S. West, Inc.....................      10,000           323,750
                                                          ----------
  Total Convertible Preferred Stocks (cost:
    $4,071,380)                                            4,577,375
                                                          ----------
CONVERTIBLE BONDS - 3.67%
  Computer Software - 1.43%
   Platinum Technology, Inc., 6.75%
   due 11/15/01.......................  $  400,000           487,500
  Industrials - .56%
   Alza Corp., 5% due 05/01/06........  $  200,000           192,000
  Insurance - .61%
   Mutual Risk Management, 0% due
   10/30/15 (a).......................  $  500,000           206,250
  Metals Mining - 1.07%
   Inco, Ltd., 5.75% due 07/01/04.....  $  300,000           364,875
                                                          ----------
  Total Convertible Bonds (cost: $1,088,498)               1,250,625
                                                          ----------
CORPORATE BONDS - 10.28%
  Automotive - .28%
   General Motors Acceptance Corp.,
   5.50% due 12/15/01.................  $  100,000            94,415
  Banks - 3.64%
   Barnett Banks, Inc., 8.50% due
   03/01/99...........................  $  325,000           339,134
   Chase Manhattan Corp., 6.625% due
   08/01/03...........................  $  300,000           301,751
   First Chicago NBD Bancorp., 7.25%
   due 08/15/04.......................  $  590,000           599,851
  Diversified Media - .24%
   Time Warner, Inc., 7.95% due
   02/01/00...........................  $   80,000            82,668
  Drugs and Health Care - .70%
   R.P. Scherer Corp., 6.75% due
   02/01/04...........................  $  250,000           240,027
  Financial Services - .74%
   PaineWebber Group, Inc., 7% due
   03/01/00...........................  $  250,000           251,469
  Food Processing - .74%
   ConAgra, Inc., 7.40% due
   09/15/04...........................  $  250,000           253,779













Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Foreign Government - .57%
   Treasury Corp. of Victoria, 9% due
   09/04/02...........................  $  228,000      $    194,332
  Gas Utilities - .96%
   Enron Corp., 9.875% due 06/15/03...  $  125,000           144,674
   Enron Corp., 7.625% due 09/10/04...  $  175,000           181,328
  Hotel/Gaming - .36%
   Circus Circus Enterprises, 6.75%
   due 07/15/03.......................  $  125,000           123,218
  Oil and Gas - 1.01%
   Coastal Corp., 9.75% due
   08/01/03...........................  $  300,000           343,496
  Paper & Forest Products - .61%
   Fletcher Challenge Canada, Ltd.,
   7.75% due 06/20/06.................  $  200,000           207,162
  Telecommunications - .43%
   Tele-Communications, Inc., 7.25%
   due 08/01/05.......................  $  160,000           147,523
                                                          ----------
  Total Corporate Bonds (cost: $3,491,253)                 3,504,827
                                                          ----------
UNITED STATES TREASURY NOTES - 18.56%
  5.625% due 10/31/97.................  $  350,000           349,234
  6.125% due 08/31/98.................  $2,000,000         2,005,624
  5.50% due 11/15/98..................  $1,000,000           992,500
  Strip, 0% due 08/15/20..............  $15,000,000        2,980,485
                                                          ----------
  Total United States Treasury Notes (cost:
    $6,197,823)                                            6,327,843
                                                          ----------
SHORT-TERM SECURITIES - 19.27%
  Triparty Repurchase Agreement dated
   December 31, 1996 with Prudential
   Securities, Inc., effective yield
   of 5.90%,
   due January 2, 1997, collateralized
   by FNMAs, 6.00%, August 25, 2008
   with a value of $3,590,005 and
   FHLMCs, 7.50%, September 15, 2022
   with a value of $3,666,333.........  $6,571,000         6,571,000
                                                          ----------
  Total Short-Term Securities (cost: $6,571,000)           6,571,000
                                                          ----------
TOTAL SECURITIES (COST: $30,604,892) - 99.78%             34,016,354
OTHER ASSETS AND LIABILITIES, NET - .22%                      74,493
                                                          ----------
NET ASSETS - 100.00%                                    $ 34,090,847
                                                          ==========

Atlas Growth and Income Fund
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 87.27%
  Apparel & Textiles - 2.96%
   Gucci Group NV (b).................      20,000      $  1,277,500
   Jones Apparel Group, Inc. (b)            46,000         1,719,250
   Shaw Industries, Inc...............      85,000           998,750
   Wolverine World Wide, Inc..........      16,300           472,700
  Auto Parts & Equipment - .94%
   Lear Corp. (b).....................      30,000         1,023,750
   Miller Industries, Inc. (b)........      19,500           390,000

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Automotive - .53%
   General Motors Corp................      14,500      $    808,375
  Banks - 2.84%
   Corestates Financial Corp..........      30,000         1,556,250
   Firstar Corp.......................      18,000           945,000
   National City Corp.................      40,000         1,795,000
  Chemicals - 3.98%
   Cabot Corp.........................      55,000         1,381,875
   DuPont (E.I.) De Nemours & Co......      19,100         1,802,562
   Morton International, Inc..........      27,000         1,100,250
   Praxair, Inc.......................      37,500         1,729,688
  Computer Hardware - 4.69%
   3Com Corp. (b).....................      20,000         1,467,500
   Cisco Systems, Inc. (b)............      38,000         2,417,750
   Gateway 2000, Inc. (b).............      30,000         1,606,875
   Ingram Micro, Inc..................      22,100           508,300
   Sun Microsystems, Inc. (b).........      42,000         1,078,875
  Computer Software - 2.21%
   BMC Software, Inc. (b).............      35,000         1,448,125
   Concord EFS, Inc. (b)..............      11,000           310,750
   Seagate Technology, Inc. (b).......      40,000         1,580,000
  Consumer Goods & Services - .23%
   Adidas AG..........................       8,000           345,205
  Cosmetics/Personal Care - 1.32%
   Avon Products, Inc.................      35,000         1,999,375
  Drugs & Health Care - 9.35%
   American Home Products Corp........      26,000         1,524,250
   Amgen, Inc. (b)....................      18,000           978,750
   Cardinal Health, Inc...............      56,250         3,276,562
   Healthsouth Corp. (b)..............     110,000         4,248,750
   Orthodontic Centers of America,
   Inc. (b)...........................      80,000         1,280,000
   Pharmacia & Upjohn, Inc............      35,000         1,386,875
   Vencor, Inc. (b)...................      45,000         1,423,125
  Electrical Equipment - 1.52%
   Honeywell, Inc.....................      35,000         2,301,250
  Electrical Utilities - .98%
   Carolina Power & Light Co..........      28,000         1,022,000
   Southern Co........................      20,000           452,500
  Electronics - 3.03%
   Analog Devices, Inc. (b)...........      20,000           677,500
   Intel Corp.........................      26,000         3,404,375
   Photronics, Inc. (b)...............       7,800           212,550
   Ultrak, Inc. (b)...................       9,400           286,700
  Energy Services & Producers - 1.40%
   Schlumberger, Ltd..................      21,200         2,117,350
  Environmental - .57%
   United Waste Systems, Inc. (b).....      25,000           859,375
  Financial Services - 7.09%
   Associates First Capital Corp.
   (b)................................      38,000         1,676,750
   Federal Home Loan Mortgage Corp....      21,000         2,312,625
   Household International, Inc.......      33,000         3,044,250
   MBNA Corp..........................      55,000         2,282,500
   Student Loan Marketing
   Association........................      15,000         1,396,875
  Food & Beverages - .96%
   JP Food Service (b)................      28,600           797,225
   Richfood Holdings, Inc.............      27,000           654,750
  Funeral Services - 1.69%
   Service Corporation
   International......................      91,400         2,559,200
  Gas Utilities - 1.43%
   MAPCO, Inc.........................      30,000         1,020,000
   Sonat, Inc.........................      22,000         1,133,000





















Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Holding Companies - 1.05%
   Canadian Pacific, Ltd..............      60,000      $  1,590,000
  Hotel/Gaming - .68%
   HFS, Inc. (b)......................      17,100         1,021,725
  Industrial Manufacturing - .70%
   Tyco International, Ltd............      20,000         1,057,500
  Insurance - 2.75%
   Enhance Financial Services Group,
   Inc................................      30,000         1,095,000
   ITT Hartford Group, Inc............      25,000         1,687,500
   MGIC Investment Corp...............      18,000         1,368,000
  Leisure & Entertainment - 4.10%
   Carnival Corp. Cl.A................      52,000         1,716,000
   Gaylord Entertainment..............      80,000         1,830,000
   Regal Cinemas, Inc. (b)............      60,750         1,868,063
   U.S. West Media Group..............      42,000           777,000
  Machine Tools & Equipment - .38%
   SPX Corp...........................      15,000           581,250
  Manufacturing - .69%
   New Holland N.V. (b)...............      50,000         1,043,750
  Medical Products - 2.92%
   Baxter International, Inc..........      15,000           615,000
   Becton Dickinson & Co..............      20,000           867,500
   Boston Scientific Corp. (b)........      15,000           900,000
   Hillenbrand Industries, Inc........      30,000         1,087,500
   Molecular Devices Corp. (b)........      20,000           311,250
   Spine-Tech, Inc. (b)...............      25,000           625,000
  Metals Mining - 1.32%
   Newmont Mining Corp................      11,500           514,625
   Nucor Corp.........................      29,100         1,484,100
  Oil & Gas - 3.33%
   Kerr-McGee Corp....................      13,500           972,000
   Louisiana Land & Exploration
   Corp...............................      10,000           536,250
   Royal Dutch Petroleum Co. ADR......      10,000         1,707,500
   Union Pacific Resources Group,
   Inc................................      16,940           495,495
   USX-Marathon Group.................      55,000         1,313,125
  Oil Drilling - .71%
   Noble Drilling Corp................      22,000         1,068,901
  Paper & Forest Products - 1.64%
   Kimberly-Clark Corp................      26,000         2,476,500
  Photographic Equipment &
   Supplies - .80%
   Eastman Kodak Co...................      15,000         1,203,750
  Printing, Publishing & Allied
   Products - .89%
   Tribune Co.........................      17,000         1,340,875
  Restaurants - .74%
   Landry's Seafood Restaurants, Inc.
   (b)................................      52,000         1,111,500
  Retail Trade - 5.64%
   Kohl's Corp. (b)...................      31,000         1,216,750
   May Department Stores Co...........      20,000           935,000
   Price/Costco, Inc. (b).............      75,000         1,884,375
   Revco D.S., Inc. (b)...............      37,500         1,387,500
   Staples, Inc. (b)..................      15,000           270,938
   Wal-Mart Stores, Inc...............      61,000         1,395,375
   Walgreen Co........................      35,500         1,420,000
  Specialty Retailing - 4.75%
   CompUSA, Inc. (b)..................      50,800         1,047,750
   Home Depot, Inc. (b)...............      27,000         1,353,375
   Nine West Group, Inc. (b)..........      48,000         2,226,000
   OfficeMax, Inc. (b)................      51,000           541,875
   Sherwin Williams Co................      22,600         1,265,600
   U.S. Office Products Co. (b).......       5,000           170,625
   West Marine, Inc. (b)..............      20,000           565,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Supermarkets - 1.22%
   Albertson's, Inc...................      25,000      $    890,625
   Vons Companies, Inc. (b)...........      16,000           958,000
  Telecommunications - 1.71%
   GTE Corp...........................      20,000           910,000
   LCI International, Inc.............      44,736           961,824
   U.S. West, Inc.....................      22,000           709,500
 Telecommunications - Equipment - .33%
   Periphonics Corp. (b)..............      17,000           497,250
  Telephone Utilities - .97%
   Pacific Telesis Group..............      40,000         1,470,000
  Transportation - 2.23%
   Trico Marine Services, Inc. (b)....      45,000         2,160,000
   Union Pacific Corp.................      20,000         1,202,500
                                                          ----------
  Total Common Stocks (cost: $106,371,792)               131,799,313
                                                          ----------
CONVERTIBLE PREFERRED STOCKS - 2.40%
  Computer Software - .85%
   Microsoft Corp.....................      16,000         1,282,000
  Financial Services - .18%
   The Money Store....................      10,000           273,750
  Gas-Utilities - .69%
   Williams Cos., Inc., Series E......      12,000         1,041,000
  Insurance - .13%
   Merrill Lynch-MGIC Investment Corp.
   STRYPES............................       3,000           201,750
  Metals Mining - .55%
   Freeport-McMoRan Copper & Gold,
   Inc. ..............................      30,000           832,500
                                                          ----------
  Total Convertible Preferred Stocks (cost:
    $2,958,355)                                            3,631,000
                                                          ----------
CONVERTIBLE BONDS - 3.68%
  Consumer Products - .39%
   Central Garden & Pet Co., 6% due
   11/15/03 (a).......................  $  600,000           594,000
  Drugs & Health Care - .34%
   North American Vaccine, 6.50% due
   05/01/03 (a).......................  $  500,000           518,125
  Energy Services & Producers - .38%
   Seacor Holdings, Inc., 5.38% due
   11/15/06 (a).......................  $  500,000           576,250
  Environmental Control - .98%
   United States Filter Corp., 6% due
   09/15/05 (a).......................  $  500,000           877,500
   United Waste Systems, Inc., 4.50%
   due 06/01/01 (a)...................  $  500,000           595,625
  Machinery - .39%
   Thermo Electron Corp., 4.25% due
   01/01/03 (a).......................  $  500,000           586,875
  Specialty Retailing - 1.20%
   Sports Authority Inc., 5.25% due
   9/15/01 (a)........................  $  500,000           466,875
   U.S. Office Products Co., 5.50% due
   02/01/01...........................  $1,050,000         1,349,250
                                                          ----------
  Total Convertible Bonds (cost: $5,370,380)               5,564,500
                                                          ----------
UNITED STATES TREASURY NOTES - .17%
  5% due 01/31/98.....................  $  250,000           247,500
                                                          ----------
  Total United States Treasury Notes (cost:
   $249,719)                                                 247,500
                                                          ----------





















Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
SHORT-TERM SECURITIES - 6.56%
  Triparty Repurchase Agreement dated
   December 31, 1996 with Prudential
   Securities, Inc., effective yield
   of 5.90%, due January 2, 1997,
   collateralized by FNMAs,
   0.00%-8.00%, August 25, 2008 -
   August 25, 2026 with a value of
   $7,178,390 and by FHLMCs, 6.5875%-
   7%, September 15, 2021 - February
   15, 2024 with a value of
   $3,015,369.........................  $9,913,311      $  9,913,311
                                                          ----------
  Total Short-Term Securities (cost: $9,913,311)           9,913,311
                                                          ----------
TOTAL SECURITIES (COST: $124,863,557) - 100.08%          151,155,624
OTHER ASSETS AND LIABILITIES, NET - (.08)%                  (124,610)
                                                          ----------
NET ASSETS - 100.00%                                    $151,031,014
                                                          ==========


Atlas Strategic Growth Fund
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 78.71%
  Apparel & Textiles - 5.63%
   Fruit of the Loom, Inc. (b)........      10,700      $    405,262
   Gap, Inc...........................       9,800           295,225
   Liz Claiborne, Inc.................      10,300           397,837
   TJX Companies, Inc.................      10,000           473,750
  Automotive - .20%
   Navistar International Corp. (b)...       6,100            55,662
  Banks - 7.31%
   Banc One Corp......................       7,500           322,500
   BankAmerica Corp...................       4,500           448,875
   Chase Manhattan Corp...............       4,900           437,325
   Citicorp...........................       4,200           432,600
   NationsBank Corp...................       4,100           400,775
  Building Materials - 1.57%
   Armstrong World Industries, Inc....       6,300           437,850
  Computer Hardware - 7.61%
   Compaq Computer Corp. (b)..........       6,500           482,625
   Data General Corp. (b).............      28,000           406,000
   International Business Machines
   Corp. .............................       2,600           392,600
   Sun Microsystems, Inc. (b).........      14,500           372,469
   Tandem Computers, Inc. (b).........      34,400           473,000
  Computer Software - .76%
   Computer Associates International,
   Inc................................       4,275           212,681
  Consumer Goods & Services - 2.22%
   Maytag Corp........................      10,900           215,275
   Nike, Inc..........................       6,800           406,300
  Electric Utilities - 2.70%
   PacifiCorp.........................      19,700           403,850
   Public Service Enterprise Group,
   Inc................................      12,900           351,525
  Electronics - 3.35%
   Harris Corp........................       6,700           459,787
   Tektronix, Inc.....................       9,300           476,625
  Energy Producers & Services - 1.22%
   Baker Hughes, Inc..................       9,900           341,550

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas Strategic Growth Fund                   (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Financial Services - 10.05%
   Dean Witter Discover and Co........       5,600      $    371,000
   Federal Home Loan Mortgage Corp....       4,000           440,500
   Federal National Mortgage
   Association........................       8,000           298,000
   Green Tree Financial Corp..........      10,200           393,975
   Merrill Lynch & Co., Inc...........       5,900           480,850
   Morgan Stanley Group, Inc..........       7,600           434,150
   Salomon, Inc.......................       8,300           391,137
  Food & Beverages - 2.66%
   Fleming Companies, Inc.............      24,000           414,000
   Hershey Foods Corp.................       7,500           328,125
  Homebuilders/Real Estate - 2.70%
   Centex Corp........................      13,800           519,225
   Kaufman & Broad Home Corp..........      18,200           234,325
  Insurance - 6%
   American International Group,
   Inc................................       3,100           335,575
   Cigna Corp.........................       3,200           437,200
   MGIC Investment Corp...............       6,000           456,000
   Travelers Group, Inc...............       9,866           447,689
  Leisure & Entertainment - 4.23%
   Brunswick Corp.....................      17,800           427,200
   Fleetwood Enterprises, Inc.........      14,800           407,000
   King World Productions, Inc. (b)...       9,400           346,625
  Manufacturing - 3.30%
   Caterpillar, Inc...................       6,100           459,025
   Trinova Corp.......................      12,700           461,963
  Metals Mining - 1.72%
   USX-US Steel Group, Inc............      15,300           480,038
  Oil & Gas - 8.18%
   PanEnergy Corp.....................       9,700           436,500
   Pennzoil Co........................       8,200           463,300
   Phillips Petroleum Co..............      10,200           451,350
   Unocal Corp........................      11,400           463,125
   USX-Marathon Group.................      19,700           470,338
  Retail Trade - 4.45%
   Dayton Hudson Corp.................      11,600           455,300
   Price/Costco, Inc. (b).............      17,000           427,125
   Woolworth Corp. (b)................      16,500           360,938
  Telecommunications - 1.81%
   Worldcom, Inc. (b).................      19,500           507,000
  Transportation - 1.04%
   CSX Corp...........................       6,900           291,525
                                                          ----------
  Total Common Stocks (cost: $18,504,539)                 21,992,051
                                                          ----------
SHORT-TERM SECURITIES - 21.68%
  Triparty Repurchase Agreement dated
   December 31, 1996 with Prudential
   Securities, Inc., effective yield
   of 5.90%,
   due January 2, 1997, collateralized
   by FHLMCs, 7.50%, September 15,
   2022 with a value of $6,681,553....  $6,059,000         6,059,000
                                                          ----------
  Total Short-Term Securities (cost: $6,059,000)           6,059,000
                                                          ----------
TOTAL SECURITIES (COST: $24,563,539) - 100.39%            28,051,051
OTHER ASSETS AND LIABILITIES, NET - (.39)%                 (108,918)
                                                          ----------
NET ASSETS - 100.00%                                    $ 27,942,133
                                                          ==========



















Atlas Global Growth Fund
--------------------------------------------------------------
                                      shares, units
                                           or
                                     face amount (l)      (note 1)
                                     -------------        ----------
COMMON STOCKS - 98.13%
  Aerospace/Defense - 3.38%
   Rolls-Royce PLC.................        120,588       $    532,066
  Apparel & Textiles - 1.46%
   Giordano International, Ltd.....        100,000             85,332
   Wolford AG......................          1,200            145,146
  Automotive - 1.89%
   Porsche AG, Preference (b)......            338            298,629
  Banks - 11.26%
   Banco Bradesco SA, Preference...      5,940,000             42,768
   Banco Frances del Rio de la
   Plata SA Sponsored ADR..........          2,300             63,250
   Banque Libanaise GDR............         14,000            166,600
   Barclays PLC....................          7,089            121,713
   Chase Manhattan Corp............          2,000            178,500
   Citicorp........................          2,000            206,000
   HSBC Holdings PLC...............         11,000            235,374
   Industrial Credit & Investment
   Corp. of India, Ltd. GDR (a)....          9,300             76,255
   Industrial Finance Corp.........         19,700             52,606
   Northern Trust Corp.............          4,000            145,000
   Philippine National Bank (b)....          3,300             39,211
   PT Lippo Bank...................         30,000             24,132
   PT Pan Indonesia Bank...........         86,500             98,878
   Societe Generale de Paris.......          3,000            324,496
  Beer, Wine, & Distilled Alcohol - .65%
   South African Breweries, Ltd....          4,050            102,603
  Computer Hardware - 1.21%
   Cisco Systems, Inc. (b).........          3,000            190,875
  Computer Software - 8.30%
   Cap Gemini Sogeti SA (b)........          5,000            241,878
   Computer Associates
   International, Inc..............          3,000            149,250
   First Data Corp.................            800             29,200
   Ines Corp. (b)..................          1,000             14,597
   Microsoft Corp. (b).............          2,000            165,250
   Misys PLC.......................          6,000            114,222
   Nintendo Corp., Ltd.............          5,000            356,279
   Oracle Corp. (b)................          4,000            167,000
   SAP AG, Preference..............            500             69,837
  Consumer Goods & Services - 2.77%
   Adecco SA.......................            400            100,426
   Adidas Ord......................            700             60,482
   PT Citra Marga Nusaphala
   Persada.........................         30,000             23,497
   Reebok International, Ltd.......          6,000            252,000
  Diversified Financial - 2.13%
   American Express Co.............          1,000             56,500
   Compagnie Financiere de
   Paribas.........................          3,500            236,797
   JCG Holdings, Ltd...............         30,000             29,284
   Taiwan Fund, Inc................            600             13,350
  Diversified Holding Companies - 1.15%
   Hutchison Whampoa, Ltd..........         23,000            180,652

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                      shares, units
                                          or                value
                                     face amount (l)       (note 1)
                                      -------------       ----------
  Drugs & Health Care - 10.19%
   Amgen, Inc. (b).................          4,000       $    217,500
   Astra AB Free, Series A.........          3,200            158,088
   Biochem Pharma, Inc. (b)........          4,000            201,000
   Gehe AG.........................            600             38,394
   Genzyme Corp. (b)...............          5,800            126,150
   Gilead Sciences, Inc. (b).......          3,100             77,112
   Glaxo Wellcome PLC, ADR.........         18,400            584,200
   Johnson & Johnson...............            600             29,850
   Novartis AG-Reg.................            107            122,567
   Sanofi SA.......................            507             50,441
  Electric Utilities - .90%
   Empresa Nacional de Electricidad
   SA..............................          2,000            142,367
  Electrical Equipment - .62%
   FORE Systems, Inc. (b)..........          1,000             32,875
   Ushio, Inc......................          6,000             65,296
  Electronics - 5.50%
   Intel Corp......................          2,000            261,875
   Keyence Corp....................          1,500            185,265
   SGS-Thomson Microelectronics NV
   (b).............................          6,000            420,000
  Energy Services &
   Producers - 2.08%
   Global Marine, Inc. (b).........          9,000            185,625
   Western Atlas, Inc. (b).........          2,000            141,750
  Engineering & Construction - .90%
   Koninklijke Boskalis Westminster
   NV..............................          7,000            141,856
  Environmental Management - .72%
   Rentokil Group PLC..............         15,000            113,348
  Financial Services - 7.36%
   MBNA Corp.......................          2,000             83,000
   Merita, Ltd., Cl. A (b).........        200,400            622,780
   Merrill Lynch & Co., Inc........          2,000            163,000
   Promise Co., Ltd................          3,000            147,325
   Takefuji Corp...................          2,000            143,879
  Food & Beverages - 3.13%
   Allied Domecq PLC...............         15,000            117,460
   Dairy Farms Intl Holdings.......         65,000             52,325
   Hellenic Bottling Co., SA.......          2,500             80,104
   Panamerican Beverages, Inc., Cl.
   A...............................          1,500             70,313
   Remy Cointreau..................          6,126            173,628
  Health Care/Supplies & Services - 2.86%
   Quintiles Transnational Corp.
   (b).............................          2,500            165,625
   Rhoen-Klinikum AG, Non-vtg.
   Preference......................            100              9,940
   United States Surgical Corp.....          7,000            275,625
  Homebuilders/Real Estate - 2.07%
   Brazil Realty SA (a)............          3,000             57,000
   IRSA Inversiones y
   Representaciones SA.............         30,000             96,317
   Solidere GDR....................         15,000            172,500
  Industrial Services - 2.04%
   IHC Caland NV...................          1,200             68,577
   WMX Technologies, Inc...........            700             22,838
   WPP Group PLC...................         52,900            229,330


























Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                      shares, units
                                           or               value
                                     face amount (l)       (note 1)
                                      -------------       ----------
  Insurance - 3.57%
   American International Group,
   Inc.............................          1,000       $    108,250
   Corporacion Mapfre..............            800             48,750
   Marschollek, Lautenschlaeger und
   Partner AG......................          1,100            152,927
   Mediolanum SpA (b)..............         10,000             94,519
   Reinsurance Australia Corp.,
   Ltd. (a)........................         35,000            136,214
   Schweizerische
   Rueckversickerungs (b)..........             20             21,355
  Leisure & Entertainment - .84%
   Resorts World Berhad............         29,000            132,053
  Manufacturing - 2.14%
   Bic Corp........................          1,000            150,005
   Bombardier, Inc., Cl. B.........          6,000            110,182
   Powerscreen International PLC...          8,000             77,450
  Metals Mining - 1.40%
   Companhia Vale Do Rio Doce,
   Preference......................          2,000             38,495
   Freeport-McMoRan Copper & Gold,
   Inc., Cl. B.....................            800             23,900
   Minerals Technologies, Inc......            600             24,600
   Newmont Mining Corp.............          3,000            134,250
  Oil & Gas - 5.91%
   British Petroleum Co. PLC ADR...          8,073             96,901
   Elf Aquitaine SA................          1,000             91,063
   Gazprom ADR (a).................         10,000            177,500
   Gulf Canada Resources, Ltd.
   (b).............................          4,000             29,500
   Lukoil Oil Co. Sponsored ADR....          2,900            130,283
   Petroleo Brasileiro SA,
   Preference......................        927,000            147,646
   Renaissance Energy, Ltd. (b)....          2,300             78,280
   Transocean Offshore, Inc........          1,700            106,463
   Unocal Corp.....................          1,800             73,125
  Paper & Forest Products - .34%
   Bobst Bearers AG................             40             54,098
  Printing, Publishing & Allied Products - .47%
   News Corp., Ltd. ADR............          1,750             36,531
   Reuters Holdings PLC, Series B
   ADR.............................            500             38,250
  Retail Trade - 1.17%
   Disco ADR (b)...................          4,000            112,000
   PT Matahari Putra Prima.........         30,000             34,928
   Sonae Investimentos-SGPS SA.....          1,200             38,001
  Specialty Retailing - 3.16%
   Circuit City Stores, Inc........          4,000            120,500
   Jusco Co........................          2,000             67,887
   VBH-Vereinigter Baubeschlag
   Handel AG.......................          2,000             44,566
   Wella AG........................            500            265,056
  Telecommunications-Technology - 2.86%
   Ascend Communications, Inc.
   (b).............................            800             49,700
   Millicom International Cellular
   SA (b)..........................          2,000             64,250
   PT Telekomunikasi Indonesia
   ADR.............................            600             20,700
   QUALCOMM, Inc. (b)..............          3,400            135,575
   SBC Communications, Inc.........          3,500            181,125
  Telephone Utilities - 2.06%
   Portugal Telecom SA.............          2,200             62,715
   Telecom Italia SpA..............         27,300             69,149
   Telecomunicacoes Brasileiras SA,
   Preference......................      2,500,000            192,250

Statements of Investments in Securities and Net Assets         December 31, 1996
--------------------------------------------------------------------------------

Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                      shares, units
                                           or               value
                                     face amount (l)       (note 1)
                                      -------------       ----------
  Transportation - 1.64%
   Brambles Industries, Ltd........          8,000       $    155,991
   Guanshen Railway Co., Ltd.,
   Sponsored ADR (b)...............          5,000            103,125
                                                           ----------
  Total Common Stocks (cost: $14,465,335)                  15,467,168
                                                           ----------
SHORT-TERM SECURITIES - 2.14%
  Tripurchase Agreement dated
   December 31, 1996 with
   Prudential Securities, Inc.,
   effective yield of 5.90%, due
   January 2, 1997 collateralized
   by FHLMCs, 7.50%, September 15,
   2022 with a value of $345,885...    $   337,000            337,000
                                                           ----------
  Total Short-Term Securities (cost: $337,000)                337,000
                                                           ----------
TOTAL SECURITIES (COST: $14,802,335) - 100.27%             15,804,168
OTHER ASSETS AND LIABILITIES, NET - (.27)%                    (41,967)
                                                           ----------
NET ASSETS - 100.00%                                     $ 15,762,201
                                                           ==========

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

ACES = Automatic Common Exchange Securities
ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
BIG = Bond Investors Guarantee
COP = Certificate of Participation
DECS = Debt Exchangeable for Common Stock
ELKS = Equity-Linked Security Valuation
FGIC = Financial Guarantee Insurance Corporation
FLIRBs = Front Loaded Interest Reduction Bonds
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
LYONS = Liquid Yield Option Notes
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock SONYMA = State of New York Mortgage Authority
STRYPES = Structured Yield Product Exchangeable for Stock

(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period the value of these securities amounted to $943,750 or 2.77% of net assets in the Balanced Fund, $4,215,250 or 2.79% of net assets in the Growth and Income Fund, $1,861,407 or 8.94% of net assets in the Strategic Income Fund, and $446,969 or 2.84% of net assets in the Global Growth Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(g) Identifies issues considered to be illiquid - See Note 11 to Financial Statements.
(h) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(i) Interest or dividend is paid in kind.
(j)  When-issued security to be delivered and settled after December 31, 1996.
(k) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(l) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    AUD - Australian Dollar        GBP - British Pound Sterling
    CAD - Canadian Dollar          GRD - Greek Drachma
    CHF - Swiss Franc              IDR - Indonesian Rupiah
    CZK - Czech Koruna             IEP - Irish Punt
    DEM - German Deutsche Mark     ITL - Italian Lira
    DKK - Danish Krone             MXP - Mexican Peso
    ESP - Spanish Peseta           NZD - New Zealand Dollar
    FIM - Finnish Markka           SEK - Swedish Krona

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                            CONTRACTS/FACE      EXPIRATION    EXERCISE    PREMIUM    MARKET VALUE
                                                          SUBJECT TO CALL/PUT      DATE        PRICE      RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
(m) A sufficient amount of securities has been designated to cover outstanding written call and put options of Atlas Strategic
Income Fund, as follows:
Call Option on Australian Dollar                                 80,000           Feb-97      .8006 AUD   $   641      $    447
Call Option on Australian Dollar                                 80,000           Feb-97      .8062 AUD       664           290
Call Option on Australian Dollar                                150,000           Mar-97        .80 AUD     1,410         1,050
Call Option on Australian Dollar                                240,000           Mar-97      .7950 AUD     2,208         2,076
Call Option on British Pound Sterling                           170,000           Jan-97      1.632 GBP     3,828         1,358
Call Option on New Zealand Dollar                               150,000           Feb-97      .7107 NZD       383           600
Call Option on New Zealand Dollar                                80,000           Mar-97      .7062 NZD       525           488
Call Option on New Zealand Dollar                               170,000           Mar-97      .6999 NZD     1,131         1,666
Call Option on New Zealand Dollar                                70,000           Mar-97      .6999 NZD       466           686
Call Option on New Zealand Dollar                               190,000           Mar-97      .7022 NZD     1,292         1,577
Call Option on New Zealand Dollar                               135,000           Mar-97      .7077 NZD       918         1,654
Call Option on U.S. Treasury Notes, 6% due 02/15/26              90,000           Jan-97         $91.00       886         1,828
Put Option on Swiss Franc                                       190,000           Jan-97     1.2652 CHF     4,897           778
Put Option on Germany (Republic of) Bonds, Series 118,
  5.25% due 02/21/01                                             34,500           Jul-97      99.57 DEM       559            60
                                                                                                          ---------------------
                                                                                                          $19,808      $ 14,558
                                                                                                          =====================

Statements of Assets and Liabilities                           December 31, 1996
--------------------------------------------------------------------------------

                          Money Funds                                                   Bond Funds
                          ----------------------------------------------------------------------------------------
                                                                                        California               National
                                                                                          Insured                 Insured
                             U.S.              California            National           Intermediate            Intermediate
                           Treasury            Municipal            Municipal            Municipal               Municipal
                          Money Fund           Money Fund           Money Fund             Fund                    Fund
                          ----------------------------------------------------------------------------------------
ASSETS:
  Investment in
    securities, at
    identified cost...    $65,546,553         $ 37,538,571         $  7,478,882         $19,692,328             $12,645,575
                            =========           ==========           ==========           =========               =========
  Investment in
    securities, at
    value.............    $65,546,553         $ 37,538,571         $  7,478,882         $20,188,838             $13,015,911
  Cash................          1,603               56,108                4,887              94,979                  50,066
  Receivables for:
    Sales of
      investments.....              0                    0                    0                   0                       0
    Sales of Fund's
      shares..........        171,791              161,598                    0                   0                       0
    Accrued interest
      and dividends...              0              216,386               65,140             389,277                 146,887
    Other.............              0                    0                    0                   0                       0
  Unrealized
  appreciation on
  forward foreign
  currency exchange
  contracts (Note
  8)..................              0                    0                    0                   0                       0
  Variation margin on
  futures contracts
  (Note 9)............              0                    0                    0                   0                       0
  Unamortized
    organization costs
    (Note 2)..........          1,795                    0                    0               1,795                   1,795
                            ---------           ----------           ----------           ---------               ---------
  Total assets........     65,721,742           37,972,663            7,548,909          20,674,889              13,214,659
                            ---------           ----------           ----------           ---------               ---------
LIABILITIES:
  Payables for:
    Purchases of
      investments.....              0              507,650                    0                   0                       0
    Redemptions of
      Fund's shares...         73,466               84,101               29,520              40,659                  17,161
    Dividends.........         15,688                4,857                  961              21,237                  15,892
    Repurchases of
    investments under
    dollar roll
    agreements........              0                    0                    0                   0                       0
    Accrued
      expenses........         33,136               21,376                4,731              14,970                   9,162
    Other
      liabilities.....              0                    0                    0                   0                       0
  Options written, at
  value (premiums
  received $19,808)
  (Note 10)...........              0                    0                    0                   0                       0
                            ---------           ----------           ----------           ---------               ---------
  Total liabilities...        122,290              617,984               35,212              76,866                  42,215
                            ---------           ----------           ----------           ---------               ---------
NET ASSETS............    $65,599,452         $ 37,354,679         $  7,513,697         $20,598,023             $13,172,444
                            =========           ==========           ==========           =========               =========
NET ASSETS CONSIST OF:
  Net unrealized
  appreciation
  (depreciation) (Note
  3)..................    $         0         $          0         $          0         $   496,510             $   370,336
  Accumulated net
    realized gain
    (loss)............        (10,178)                 (85)                (377)           (449,355)               (345,704)
  Undistributed net
    investment
    income............              0                    0                    0                   0                       0
  Paid in capital.....     65,609,630           37,354,764            7,514,074          20,550,868              13,147,812
                            ---------           ----------           ----------           ---------               ---------
NET ASSETS............    $65,599,452         $ 37,354,679         $  7,513,697         $20,598,023             $13,172,444
                            =========           ==========           ==========           =========               =========
NET ASSET VALUE PER
  SHARE:
  Class A
    Net Assets........    $65,479,196         $ 37,354,679         $  7,513,697         $20,004,921             $12,886,235
    Shares
      outstanding.....     65,489,351           37,354,764            7,514,074           1,931,402               1,248,066
    Net asset value
      per share.......    $      1.00         $       1.00         $       1.00         $     10.36             $     10.32
    Maximum offering
    price per share
    (net asset value
    plus sales charge
    of
    3.0% for Bond and
    Stock Funds)......    $      1.00         $       1.00         $       1.00         $     10.68             $     10.64
  Class B
    Net Assets........    $   120,256                   NA                   NA         $   593,102             $   286,209
    Shares
      outstanding.....        120,279                   NA                   NA              57,298                  27,700
    Net asset value
    per share and
    maximum offering
    price.............    $      1.00                   NA                   NA         $     10.35             $     10.33
CAPITAL SHARES
  AUTHORIZED:.........     75,000,000          350,000,000          130,000,000          25,000,000              25,000,000
                            =========           ==========           ==========           =========               =========

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                    Stock Funds
    ----------------------------------------------------------------------------------------------------------------------------
                                                        U.S.
       U.S.                                          Government
    Government      California       National       and Mortgage     Strategic
    Intermediate    Municipal        Municipal       Securities       Income         Balanced        Growth and       Strategic
       Fund         Bond Fund        Bond Fund          Fund           Fund            Fund         Income Fund      Growth Fund
    ----------------------------------------------------------------------------------------------------------------------------
    $ 7,728,619    $169,461,229     $48,167,093     $246,832,073    $22,863,211     $30,604,892     $124,863,557     $24,563,539
    ===========    ============     ===========     ============    ===========     ===========     ============     ===========
   $ 7,603,697    $180,131,119     $50,976,475     $248,764,878    $23,292,273     $34,016,354     $151,155,624     $28,051,051
         24,597           7,647          17,005           75,224        286,838             805                0             122
              0               0               0          175,488         65,963           9,788                0               0
              0           9,850               0           63,333         44,188          13,014           41,180          31,574
         41,817       3,255,000         708,638        1,431,715        423,827         202,018          220,168          20,172
              0               0               0                0              0               0            3,275               0
              0               0               0                0         28,871               0                0               0
              0               0               0                0          3,151               0                0               0
          1,795           1,795           1,795            1,795              0           1,795            1,795           1,795
    -----------    ------------     -----------     ------------    -----------     -----------     ------------     -----------
      7,671,906     183,405,411      51,703,913      250,512,433     24,145,111      34,243,774      151,422,042      28,104,714
    -----------    ------------     -----------     ------------    -----------     -----------     ------------     -----------
              0               0               0                0      3,180,337          48,810                0               0
              0          16,814          16,585          245,944          9,000               0              990           2,856
         12,315         212,927          74,403          460,777        111,740          55,441          184,479         120,302
              0               0               0       19,300,266              0               0                0               0
          5,075         222,253          64,474          297,281          1,687          47,813          205,559          39,423
              0               0               0           18,819              0             863                0               0
              0               0               0                0         14,558               0                0               0
    -----------    ------------     -----------     ------------    -----------     -----------     ------------     -----------
         17,390         451,994         155,462       20,323,087      3,317,322         152,927          391,028         162,581
    -----------    ------------     -----------     ------------    -----------     -----------     ------------     -----------
    $ 7,654,516    $182,953,417     $51,548,451     $230,189,346    $20,827,789     $34,090,847     $151,031,014     $27,942,133
    ===========    ============     ===========     ============    ===========     ===========     ============     ===========
    $  (124,922)   $ 10,669,890     $ 2,809,382     $  1,932,805    $   462,501     $ 3,412,371     $ 26,292,047     $ 3,487,512
       (254,810)       (754,310)           (303)     (14,338,322)       (21,661)            (15)         (12,724)             15
              0               0               0                0              0               0              (19)              9
      8,034,248     173,037,837      48,739,372      242,594,863     20,386,949      30,678,491      124,751,710      24,454,597
    -----------    ------------     -----------     ------------    -----------     -----------     ------------     -----------
    $ 7,654,516    $182,953,417     $51,548,451     $230,189,346    $20,827,789     $34,090,847     $151,031,014     $27,942,133
    ===========    ============     ===========     ============    ===========     ===========     ============     ===========
    $ 7,167,022    $177,593,394     $49,596,902     $224,300,905    $17,863,387     $29,289,130     $138,604,361     $22,253,338
        748,075      15,931,901       4,423,821       22,265,961      3,461,673       2,404,414        7,776,490       1,588,155
    $      9.58    $      11.15     $     11.21     $      10.07    $      5.16     $     12.18     $      17.82     $     14.01
           9.88
    $              $      11.49     $     11.56     $      10.38    $      5.32     $     12.56     $      18.37     $     14.44
    $   487,494    $  5,360,023     $ 1,951,549     $  5,888,441    $ 2,964,402     $ 4,801,717     $ 12,426,653     $ 5,688,795
         50,879         480,590         174,021          584,515        575,272         395,257          698,974         408,675
           9.58
    $              $      11.15     $     11.21     $      10.07    $      5.15     $     12.15     $      17.78     $     13.92
     25,000,000      50,000,000      20,000,000       50,000,000     50,000,000      20,000,000       20,000,000      10,000,000
    ===========    ============     ===========     ============    ===========     ===========     ============     ===========


    ----------------------------------------------------------------------------------------------------------------------------

    Global
    Growth Fund
    ----------------------------------------------------------------------------------------------------------------------------

      $14,802,335
      ===========
      $15,804,168
           16,689
                0
           64,406
            9,720
            4,717
                0
                0
                0
      -----------
       15,899,700
      -----------
           18,173
           38,258
           60,207
                0
           20,861
                0
                0
      -----------
          137,499
      -----------
      $15,762,201
      ===========
      $ 1,001,989
          (17,781)
           (5,267)
       14,783,260
      -----------
      $15,762,201
      ===========
      $13,551,101
        1,236,193
      $     10.96

      $     11.30
      $ 2,211,100
          202,681

      $     10.91
       15,000,000
      ===========

Statements of Operations                  for the period ended December 31, 1996
--------------------------------------------------------------------------------

                      Money Funds                                                      Bond Funds
                      ------------------------------------------------------------------------------------------------------
                                                                                        California              National
                                                                    National             Insured                 Insured
                                             California            Municipal           Intermediate            Intermediate
                      U.S. Treasury           Municipal              Money              Municipal               Municipal
                      Money Fund(1)         Money Fund(1)           Fund(1)              Fund(1)                 Fund(1)
                      ------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest......    $   3,057,815         $   1,297,840         $    264,930         $  1,042,841            $   709,131
    Dividends.....                0                     0                    0                    0                      0
                        -----------           -----------           ----------           ----------              ---------
  Total income....        3,057,815             1,297,840              264,930            1,042,841                709,131
                        -----------           -----------           ----------           ----------              ---------
  Expenses:
    Management
      fees (Note
      6)..........          297,347               190,221               36,852              120,119                 79,447
    12b-1 fees:
      (Note 6)
      Class A.....          148,366                95,110               18,426               53,335                 35,392
      Class B.....              924                     0                    0                3,793                  2,160
    Transfer
      agency fees
      and
      expenses....           96,383                35,083               10,931               35,293                 27,241
    Custodian fees
      and
      expenses....           40,262                35,978               14,533               21,766                 16,413
    Directors'
      fees........            2,990                 1,918                  371                1,103                    729
    Registration
      fees........            3,363                   925                  925                1,392                  1,392
    Accounting and
      legal
      fees........           13,327                13,067               12,690               12,868                 12,777
    Printing and
      postage.....           12,774                 5,787                1,607                2,840                  2,143
    Other.........            5,347                 3,006                  608                2,633                  1,935
                        -----------           -----------           ----------           ----------              ---------
  Gross
    expenses......          621,083               381,095               96,943              255,142                179,629
    Waiver of
      management
      fees (Note
      6)..........         (148,597)              (44,635)             (28,593)              (5,620)               (10,696)
    Waiver of
      12b-1 fees:
      (Note 6)
      Class A.....         (148,366)              (95,110)             (18,426)             (50,962)               (34,736)
      Class B.....              (96)                    0                    0                 (372)                  (231)
  Expense
    reimbursement
    (Note 6)......          (16,102)                    0                    0              (15,890)               (15,927)
                        -----------           -----------           ----------           ----------              ---------
  Net expenses....          307,922               241,350               49,924              182,298                118,039
                        -----------           -----------           ----------           ----------              ---------
  Net investment
    income........        2,749,893             1,056,490              215,006              860,543                591,092
                        -----------           -----------           ----------           ----------              ---------
REALIZED GAIN (LOSS) AND UNREALIZED
APPRECIATION (DEPRECIATION) ON
INVESTMENTS AND FOREIGN CURRENCY:
  Realized gain
    (loss):
    Proceeds from
    sales
    (including
    premiums on
    options
    exercised)....      362,033,971           114,704,705           22,832,600           13,880,683              9,017,732
    Cost of
      securities
      sold........     (362,044,149)         (114,704,790)         (22,832,977)         (13,734,258)            (8,956,622)
    Loss on
      closing of
      future
      contracts...                0                     0                    0                    0                      0
    Gain on
    closing and
    expiration of
    options
    written.......                0                     0                    0                    0                      0
    Loss on
    foreign
    currency
   transactions...                0                     0                    0                    0                      0
                        -----------           -----------           ----------           ----------              ---------
  Net realized
    gain (loss)...          (10,178)                  (85)                (377)             146,425                 61,110
                        -----------           -----------           ----------           ----------              ---------
  Unrealized
    appreciation
   (depreciation):
    Beginning of
      period......                0                     0                    0              734,722                539,819
    End of
      period......                0                     0                    0              496,510                370,336
                        -----------           -----------           ----------           ----------              ---------
  Unrealized
    appreciation
 (depreciation)...                0                     0                    0             (238,212)              (169,483)
                        -----------           -----------           ----------           ----------              ---------
  Net realized
  gain (loss) and
  unrealized
  appreciation
  (depreciation)
  on investments
  and foreign
  currency........          (10,178)                  (85)                (377)             (91,787)              (108,373)
                        -----------           -----------           ----------           ----------              ---------
  Net increase in
  net assets
  resulting from
  operations......    $   2,739,715         $   1,056,405         $    214,629         $    768,756            $   482,719
                        ===========           ===========           ==========           ==========              =========

(1) For the year ended December 31, 1996.

(2) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(3) For the period April 15, 1996 (inception of operations) to December 31,
    1996.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                             Stock Funds
    ----------------------------------------------------------------------------------------------------------------------
                                                            U.S.
       U.S.                                                 Government
    Government        California        National            and Mortgage        Strategic                       Growth and
    Intermediate      Municipal         Municipal           Securities          Income         Balanced         Income
    Fund(1)           Bond Fund(1)      Bond Fund(1)        Fund(1)             Fund(2)        Fund(1)          Fund(1)
    ----------------------------------------------------------------------------------------------------------------------
    $   504,129       $ 10,575,595      $  2,931,603      $ 18,797,957       $   559,877     $   742,951      $    840,960
              0                  0                 0                 0                 0         539,507         1,694,266
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
        504,129         10,575,595         2,931,603        18,797,957           559,877       1,282,458         2,535,226
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
         44,678          1,006,052           287,002         1,343,016            52,841         174,640           867,988
         19,185            446,620           126,299           597,631            15,905          53,683           297,849
          3,370             32,030            12,469            38,493             5,127          26,065            66,613
         26,550            125,356            52,898           262,128            13,924          43,361           135,835
          7,435            128,460            44,532           201,884            35,050          21,656            92,369
            410              9,216             2,630            12,316               344           1,248             6,424
          1,392              1,392             1,392             1,392             1,839           3,685             5,653
         12,700             14,842            13,240            15,596            10,218          12,904            14,163
          1,805             20,540             7,365            44,570               932           7,572            32,312
          1,396              5,025             1,010            34,634               422           6,117            31,337
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
        118,921          1,789,533           548,837         2,551,660           136,602         350,931         1,550,543
        (32,085)                 0                 0                 0           (52,841)              0                 0
        (19,185)                 0                 0                 0           (15,905)              0                 0
           (340)                 0                 0                 0                 0               0                 0
        (15,906)           (16,155)          (15,703)          (15,015)          (61,355)        (14,982)          (15,221)
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
         51,405          1,773,378           533,134         2,536,645             6,501         335,949         1,535,322
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
        452,724          8,802,217         2,398,469        16,261,312           553,376         946,509           999,904
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
      5,626,849         53,883,958        28,943,820        67,034,453        22,616,993       8,457,301       100,053,005
     (5,614,821)       (52,715,116)      (28,424,905)      (68,526,291)      (22,552,570)     (7,566,524)      (90,921,476)
              0                  0                 0                 0           (17,445)              0                 0
              0                  0                 0                 0             3,741               0                 0
              0                  0                 0                 0                 0               0                 0
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
         12,028          1,168,842           518,915        (1,491,838)           50,719         890,777         9,131,529
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
         52,195         13,639,556         3,939,837         6,259,532                 0       1,509,486        13,567,856
       (124,922)        10,669,890         2,809,382         1,932,805           462,501       3,412,371        26,292,047
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
       (177,117)        (2,969,666)       (1,130,455)       (4,326,727)          462,501       1,902,885        12,724,191
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
)
       (165,089         (1,800,824)         (611,540)       (5,818,565)          513,220       2,793,662        21,855,720
      ---------         ----------        ----------        ----------         ---------       ---------        ----------
        287,635
    $                 $  7,001,393      $  1,786,929      $ 10,442,747       $ 1,066,596     $ 3,740,171      $ 22,855,624
      =========         ==========        ==========        ==========         =========       =========        ==========


    ----------------------------------------------------------------------------------------------------------------------
     Strategic          Global
     Growth Fund(3)     Growth Fund
    ----------------------------------------------------------------------------------------------------------------------
      $    237,458     $    45,087
           264,417          68,096
        ----------       ---------
           501,875         113,183
        ----------       ---------
           147,089          57,086
            42,078          15,707
            31,361           6,397
            39,461          18,487
            20,512          64,813
             1,052             350
             2,940           2,525
            12,856           8,907
             7,350           2,189
             3,812             577
        ----------       ---------
           308,511         177,038
                 0         (24,545)
                 0         (15,707)
                 0               0
           (12,973)        (25,019)
        ----------       ---------
           295,538         111,767
        ----------       ---------
           206,337           1,416
        ----------       ---------
        19,465,159       6,039,745
       (16,667,682)     (5,636,052)
                 0               0
                 0               0
                 0         (30,404)
        ----------       ---------
         2,797,477         373,289
        ----------       ---------
         1,958,299               0
         3,487,512       1,001,989
        ----------       ---------
         1,529,213       1,001,989
        ----------       ---------

         4,326,690       1,375,278
        ----------       ---------

      $  4,533,027     $ 1,376,694
        ==========       =========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                             Money Funds
                             ---------------------------------------------------------------------------------------
                             U.S. Treasury Money Fund                                California Municipal Money Fund
                             ---------------------------------------------------------------------------------------
                               1996(1)                     1995(2)                     1996(1)                     1995(2)
OPERATIONS:
  Net investment income...   $  2,749,893                $  1,896,588                $  1,056,490                $  1,279,858
  Net realized gain (loss)
  on investments and
  foreign currency........        (10,178)                      5,593                         (85)                          0
  Net unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency................              0                           0                           0                           0
                               ----------                  ----------                  ----------                  ----------
  Net increase in net
  assets resulting from
  operations..............      2,739,715                   1,902,181                   1,056,405                   1,279,858
                               ----------                  ----------                  ----------                  ----------
DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
  Dividends from net
  investment income:
    Class A...............     (2,745,028)                 (1,894,657)                 (1,056,490)                 (1,279,858)
    Class B...............         (4,865)                     (1,931)                         NA                          NA
  Distributions from net
  realized gain on
  investments:
    Class A...............              0                      (3,735)                          0                           0
    Class B...............              0                          (8)                         NA                          NA
  Distributions in excess
  of net realized gain on
  investments:
    Class A...............              0                           0                           0                           0
    Class B...............              0                           0                          NA                          NA
                               ----------                  ----------                  ----------                  ----------
  Total distributions:
    Class A...............     (2,745,028)                 (1,898,392)                 (1,056,490)                 (1,279,858)
    Class B...............         (4,865)                     (1,939)                         NA                          NA
                               ----------                  ----------                  ----------                  ----------
CAPITAL SHARE
  TRANSACTIONS: (NOTE 4)
  Proceeds from shares
    sold:
    Class A...............     75,634,378                  62,421,371                  20,788,077                  21,048,024
    Class B...............        168,652                     113,548                          NA                          NA
  Proceeds from shares
  issued in reinvestment
  of net investment income
  dividends and capital
  gain dividends:
    Class A...............      2,546,526                   1,732,544                   1,001,220                   1,206,743
    Class B...............          4,762                       1,823                          NA                          NA
  Cost of shares redeemed:
    Class A...............    (64,076,015)                (46,219,562)                (23,873,824)                (25,794,809)
    Class B...............       (166,383)                    (29,910)                         NA                          NA
                               ----------                  ----------                  ----------                  ----------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions:
    Class A...............     14,104,889                  17,934,353                  (2,084,527)                 (3,540,042)
    Class B...............          7,031                      85,461                          NA                          NA
                               ----------                  ----------                  ----------                  ----------
  Net increase (decrease)
  in net assets...........     14,101,742                  18,021,664                  (2,084,612)                 (3,540,042)
NET ASSETS:
  Beginning of period.....     51,497,710                  33,476,046                  39,439,291                  42,979,333
                               ----------                  ----------                  ----------                  ----------
  End of period...........   $ 65,599,452                $ 51,497,710                $ 37,354,679                $ 39,439,291
                               ==========                  ==========                  ==========                  ==========

(1) For the year ended December 31, 1996.

(2) For the year ended December 31, 1995.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                             Bond Funds
    ----------------------------------------------------------------------------------------------------------------
                                             California Insured Intermediate         National Insured Intermediate
    National Municipal Money Fund            Municipal Fund                          Municipal Fund
    ----------------------------------------------------------------------------------------------------------------
      1996(1)              1995(2)             1996(1)             1995(2)             1996(1)             1995(2)
    $   215,006          $   281,685         $   860,543         $   965,599         $   591,092         $   661,166
           (377)                   0             146,425            (219,822)             61,110            (143,594)
              0                    0            (238,212)          2,009,074            (169,483)          1,336,395
      ---------            ---------           ---------           ---------           ---------           ---------
        214,629              281,685             768,756           2,754,851             482,719           1,853,967
      ---------            ---------           ---------           ---------           ---------           ---------
       (215,006)            (281,685)           (843,939)           (954,051)           (581,184)           (653,092)
             NA                   NA             (16,604)            (11,548)             (9,908)             (8,074)
              0                    0                   0                   0                   0                   0
             NA                   NA                   0                   0                   0                   0
              0                    0                   0                   0                   0                   0
             NA                   NA                   0                   0                   0                   0
      ---------            ---------           ---------           ---------           ---------           ---------
       (215,006)            (281,685)           (843,939)           (954,051)           (581,184)           (653,092)
             NA                   NA             (16,604)            (11,548)             (9,908)             (8,074)
      ---------            ---------           ---------           ---------           ---------           ---------
      5,107,216            5,489,510           1,429,899           1,329,591             960,407             501,016
             NA                   NA             140,750             184,500              58,916              89,519
        198,379              264,276             554,405             634,165             358,574             389,037
             NA                   NA              14,726               9,725               9,631               7,792
     (5,651,446)          (8,003,464)         (6,469,246)         (2,782,394)         (4,107,158)         (2,509,192)
             NA                   NA              (6,221)                  0             (65,724)            (14,830)
      ---------            ---------           ---------           ---------           ---------           ---------
       (345,851)          (2,249,678)         (4,484,942)           (818,638)         (2,788,177)         (1,619,139)
             NA                   NA             149,255             194,225               2,823              82,481
      ---------            ---------           ---------           ---------           ---------           ---------
       (346,228)          (2,249,678)         (4,427,474)          1,164,839          (2,893,727)           (343,857)
      7,859,925           10,109,603          25,025,497          23,860,658          16,066,171          16,410,028
      ---------            ---------           ---------           ---------           ---------           ---------
    $ 7,513,697          $ 7,859,925         $20,598,023         $25,025,497         $13,172,444         $16,066,171
      =========            =========           =========           =========           =========           =========


    ----------------------------------------------------------------------------------------------------------------
    U.S. Government
    Intermediate Fund
    ----------------------------------------------------------------------------------------------------------------
      1996(1)              1995(2)
      $  452,724     $   479,742

          12,028          (6,739)

        (177,117)        452,908
        --------       ---------

         287,635         925,911
        --------       ---------
        (430,630)       (461,230)
         (22,094)        (18,512)
               0               0
               0               0
               0               0
               0               0
        --------       ---------
        (430,630)       (461,230)
         (22,094)        (18,512)
        --------       ---------
         849,508         741,765
         151,204         157,995
         260,026         284,999
          19,946          16,935
      (1,992,652)     (2,944,712)
        (103,597)        (87,780)
        --------       ---------
        (883,118)     (1,917,948)
          67,553          87,150
        --------       ---------
        (980,654)     (1,384,629)
       8,635,170      10,019,799
        --------       ---------
      $7,654,516     $ 8,635,170
        ========       =========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                       Bond Funds
                       ----------------------------------------------------------------------------------------
                       California Municipal                National Municipal                U.S. Government and
                       Bond Fund                           Bond Fund                         Mortgage Securities Fund
                       ----------------------------------------------------------------------------------------
                         1996(1)           1995(2)           1996(1)          1995(2)          1996(1)           1995(2)
OPERATIONS:
  Net investment
  income..........     $  8,802,217      $  9,082,532      $ 2,398,469      $ 2,524,344      $ 16,261,312      $ 17,402,773
  Net realized
  gain (loss) on
  investments and
  foreign
  currency........        1,168,842         1,322,704          518,915          517,526        (1,491,838)       (3,625,362)
  Net unrealized
  appreciation
  (depreciation)
  on investments
  and foreign
  currency........       (2,969,666)       14,521,170       (1,130,455)       4,191,978        (4,326,727)       22,616,292
                         ----------        ----------        ---------        ---------        ----------        ----------
  Net increase in
  net assets
  resulting from
  operations......        7,001,393        24,926,406        1,786,929        7,233,848        10,442,747        36,393,703
                         ----------        ----------        ---------        ---------        ----------        ----------
DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
  Dividends from
  net investment
  income:
    Class A.......       (8,617,419)       (8,987,933)      (2,337,023)      (2,494,396)      (15,943,843)      (17,261,789)
    Class B.......         (184,798)          (94,599)         (61,446)         (29,948)         (317,469)         (140,984)
  Distributions
  from net
  realized gain on
  investments:
    Class A.......                0                 0         (244,585)               0                 0                 0
    Class B.......                0                 0           (9,623)               0                 0                 0
  Distributions in
  excess of net
  realized gain on
  investments:
    Class A.......                0                 0                0                0                 0                 0
    Class B.......                0                 0                0                0                 0                 0
                         ----------        ----------        ---------        ---------        ----------        ----------
  Total
  distributions:
    Class A.......       (8,617,419)       (8,987,933)      (2,581,608)      (2,494,396)      (15,943,843)      (17,261,789)
    Class B.......         (184,798)          (94,599)         (71,069)         (29,948)         (317,469)         (140,984)
                         ----------        ----------        ---------        ---------        ----------        ----------
CAPITAL SHARE
  TRANSACTIONS:
  (NOTE 4)
  Proceeds from
  shares sold:
    Class A.......       14,885,665        12,716,142        2,984,690        3,432,223        19,760,191        17,947,765
    Class B.......        2,236,769         1,615,527          944,259          663,083         2,808,568         2,210,214
  Proceeds from
  shares issued in
  reinvestment of
  net investment
  income dividends
  and capital gain
  dividends:
    Class A.......        6,059,281         6,371,160        2,051,732        1,951,594         9,993,486        10,710,383
    Class B.......          142,396            73,646           58,955           26,570           222,729           105,302
  Cost of shares
  redeemed:
    Class A.......      (25,832,437)      (22,241,844)      (7,971,452)      (6,683,552)      (55,336,871)      (37,598,231)
    Class B.......         (182,019)         (117,765)         (92,044)         (40,486)         (853,491)         (119,553)
                         ----------        ----------        ---------        ---------        ----------        ----------
  Net increase
  (decrease) in
  net assets
  resulting from
  capital share
  transactions:
    Class A.......       (4,887,491)       (3,154,542)      (2,935,030)      (1,299,735)      (25,583,194)       (8,940,083)
    Class B.......        2,197,146         1,571,408          911,170          649,167         2,177,806         2,195,963
                         ----------        ----------        ---------        ---------        ----------        ----------
  Net increase
  (decrease) in
  net assets......       (4,491,169)       14,260,740       (2,889,608)       4,058,936       (29,223,953)       12,246,810
NET ASSETS:
  Beginning of
  period..........      187,444,586       173,183,846       54,438,059       50,379,123       259,413,299       247,166,489
                         ----------        ----------        ---------        ---------        ----------        ----------
  End of period...     $182,953,417      $187,444,586      $51,548,451      $54,438,059      $230,189,346      $259,413,299
                       ============      ============      ===========      ===========      ============      ============

(1) For the year ended December 31, 1996.

(2) For the year ended December 31, 1995.

(3) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(4) For the period April 15, 1996 (inception of operations) to December 31,
    1996.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                 Stock Funds
    ------------------------------------------------------------------------------------------------------------------
    Strategic Income                                                                                       Strategic
    Fund                         Balanced Fund                        Growth and Income Fund               Growth Fund
    ------------------------------------------------------------------------------------------------------------------
      1996(3)                      1996(1)          1995(2)             1996(1)           1995(2)            1996(1)
    $   553,376                  $   946,509      $   493,870         $    999,904      $ 1,024,549        $   206,337
         50,719                      890,777          117,425            9,131,529       10,301,995          2,797,477
        462,501                    1,902,885        2,150,242           12,724,191       11,693,590          1,529,213
      ---------                    ---------        ---------           ----------        ---------          ---------
      1,066,596                    3,740,171        2,761,537           22,855,624       23,020,134          4,533,027
      ---------                    ---------        ---------           ----------        ---------          ---------
       (502,136)                    (824,900)        (458,093)            (966,669)        (999,924)          (181,354)
        (51,240)                    (121,604)         (35,786)             (33,241)         (24,622)           (24,971)
        (43,471)                    (762,138)         (65,959)          (8,366,846)      (9,735,132)        (2,225,041)
         (7,248)                    (125,529)          (7,926)            (753,594)        (447,924)          (570,429)
        (18,565)                           0                0                    0                0                  0
         (3,096)                           0                0                    0                0                  0
      ---------                    ---------        ---------           ----------        ---------          ---------
       (564,172)                  (1,587,038)        (524,052)          (9,333,515)     (10,735,056)        (2,406,395)
        (61,584)                    (247,133)         (43,712)            (786,835)        (472,546)          (595,400)
      ---------                    ---------        ---------           ----------        ---------          ---------
     17,647,743                   16,897,407        3,217,552           47,873,675       22,798,866         10,438,012
      2,909,870                    2,961,819          968,596            7,307,370        2,339,256          2,664,228
        146,503                    1,486,308          393,011            9,153,241       10,527,649          2,287,390
         38,753                      231,526           40,988              762,322          470,219            592,938
       (317,560)                  (4,286,818)      (1,756,631)         (23,511,110)     (21,480,206)        (3,945,389)
        (38,360)                    (284,553)        (118,564)            (642,873)        (165,167)          (181,623)
      ---------                    ---------        ---------           ----------        ---------          ---------
     17,476,686                   14,096,897        1,853,932           33,515,806       11,846,309          8,780,013
      2,910,263                    2,908,792          891,020            7,426,819        2,644,308          3,075,543
      ---------                    ---------        ---------           ----------        ---------          ---------
     20,827,789                   18,911,689        4,938,725           53,677,899       26,303,149         13,386,788
              0                   15,179,158       10,240,433           97,353,115       71,049,966         14,555,345
      ---------                    ---------        ---------           ----------        ---------          ---------
    $20,827,789                  $34,090,847      $15,179,158         $151,031,014      $97,353,115        $27,942,133
      =========                    =========        =========           ==========        =========          =========


    ------------------------------------------------------------------------------------------------------------------
                            Global Growth
                            Fund
    ------------------------------------------------------------------------------------------------------------------
      1995(2)                1996(4)
      $    93,830              1,416
          418,779            373,289
        1,756,747          1,001,989
        ---------          ---------
        2,269,356          1,376,694
        ---------          ---------
          (82,228)            (6,683)
          (11,605)                 0
         (128,423)          (320,918)
          (24,463)           (52,371)
           (1,673)           (15,289)
             (319)            (2,492)
        ---------          ---------
         (212,324)          (342,890)
          (36,387)           (54,863)
        ---------          ---------
        4,447,212         12,713,597
        1,845,831          2,049,552
          164,469            282,062
           36,136             54,793
         (721,926)          (306,945)
          (35,686)            (9,799)
        ---------          ---------
        3,889,755         12,688,714
        1,846,281          2,094,546
        ---------          ---------
        7,756,681         15,762,201
        6,798,664                  0
        ---------          ---------
      $14,555,345        $15,762,201
      ===========        ===========

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                    Money Funds
                                    ------------------------------------------------------------------------------------------------
                                                                                                                          California
                                                                                                                          Municipal
                                    U.S. Treasury Money Fund                                                              Money
                                                                                                                          Fund
                                    Class A                                                Class B                        Class A
                                    ------------------------------------------------------------------------------------------------
                                    1996(1)    1995(1)    1994(1)    1993(1)    1992(2)    1996(1)    1995(1)    1994(3)     1996(1)
Net asset value, beginning of
  period........................... $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00     $  1.00
                                     ------     ------     ------     ------     ------     ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).....   0.046      0.050      0.036      0.030      0.023      0.040      0.044      0.018       0.028
  Net gain or loss on securities
  (both
  realized and unrealized).........   0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000       0.000
                                     ------     ------     ------     ------     ------     ------     ------     ------      ------
  Total from investment
  operations.......................   0.046      0.050      0.036      0.030      0.023      0.040      0.044      0.018       0.028
                                     ------     ------     ------     ------     ------     ------     ------     ------      ------

                                     1995(1)    1994(1)
Net asset value, beginning of
  period...........................  $  1.00    $  1.00
                                      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).....    0.032      0.024
  Net gain or loss on securities
  (both
  realized and unrealized).........    0.000      0.000
                                      ------     ------
  Total from investment
  operations.......................    0.032      0.024
                                      ------     ------
LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................  (0.046)    (0.050)    (0.036)   (0.030)    (0.023)    (0.040)    (0.044)    (0.018)     (0.028)
  Distributions (from realized
  capital gains)...................   0.000      0.000      0.000     0.000      0.000      0.000      0.000      0.000       0.000
  Distributions (in excess of
  realized gains)..................   0.000      0.000      0.000     0.000      0.000      0.000      0.000      0.000       0.000
                                     ------     ------     ------     ------     ------     ------     ------     ------      ------
  Total distributions..............  (0.046)    (0.050)    (0.036)   (0.030)    (0.023)    (0.040)    (0.044)    (0.018)     (0.028)
                                     ------     ------     ------     ------     ------     ------     ------     ------      ------
Net asset value, end of period..... $  1.00    $  1.00    $  1.00   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00     $  1.00
                                     ======     ======     ======     ======     ======     ======     ======     ======      ======
Total return(6)....................    4.74%      5.13%      3.67%     3.03%      2.32%      4.07%      4.45%      3.53%       2.82%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's)........................ $65,479    $51,385    $33,448   $14,168    $ 7,632    $   120    $   113    $    28     $37,355
  Ratio of expenses to average
  net assets (annualized)(8).......    0.52%      0.64%      0.46%     0.15%      0.00%      1.18%      1.24%      1.13%       0.63%
  Ratio of net investment income to
  average net assets
  (annualized).....................    4.63%      4.99%      3.75%     2.98%      3.32%      3.95%      4.34%      3.71%       2.78%
  Portfolio turnover rate (Note
    5).............................      --         --         --        --         --         --         --         --          --
  Average commission rate
    paid(7)........................      --         --         --        --         --         --         --         --          --
----------------------------------

LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................   (0.032)    (0.024)
  Distributions (from realized
  capital gains)...................    0.000      0.000
  Distributions (in excess of
  realized gains)..................    0.000      0.000
                                      ------     ------
  Total distributions..............   (0.032)    (0.024)
                                      ------     ------
Net asset value, end of period.....  $  1.00    $  1.00
                                      ======     ======
Total return(6)....................     3.22%      2.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's)........................  $39,439    $42,979
  Ratio of expenses to average
  net assets (annualized)(8).......     0.67%      0.46%
  Ratio of net investment income to
  average net assets
  (annualized).....................     3.18%      2.44%
  Portfolio turnover rate (Note
    5).............................       --         --
  Average commission rate
    paid(7)........................       --         --
----------------------------------

(1) For the year ended December 31.

(2) For the period May 1, 1992 (inception of operations) to December 31, 1992.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(5) For the period June 1, 1993 (effective date of registration) to December 31, 1993.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
    Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(8) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                                                                                            Class
                                                      Class A                                                               B
Period Ended                                          1996      1995      1994      1993      1992      1991      1990      1996
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund............................  1.02%     1.05%     1.08%     1.10%     1.37%       NA        NA      3.25%
California Municipal Money Fund.....................  1.00%     1.00%     1.00%     0.98%     1.03%     1.13%     1.50%       NA
National Municipal Money Fund.......................  1.32%     1.29%     1.25%     1.28%     1.35%     1.51%     1.93%       NA
California Insured Intermediate Municipal Fund......  1.08%     1.11%     1.11%     1.26%       NA        NA        NA      3.25%


Period Ended                                          1995      1994
----------------------------------------------------------------------------------------------------------

U.S. Treasury Money Fund............................  3.25%     3.25%
California Municipal Money Fund.....................    NA        NA
National Municipal Money Fund.......................    NA        NA
California Insured Intermediate Municipal Fund......  3.25%     3.25%

      The accompanying notes are an integral part of these financial statements.

                                        ---------------------------------------------
                                          California Municipal Money Fund (continued)
                                          Class A (continued)
                                        ---------------------------------------------
                                          1993(1)     1992(1)     1991(1)     1990(4)
Net asset value, beginning of
  period...........................    $  1.00     $  1.00     $  1.00     $  1.00
                                        ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).....      0.021       0.027       0.045       0.052
  Net gain or loss on securities
  (both realized and unrealized)...      0.000       0.000       0.000       0.000
                                        ------      ------      ------      ------
  Total from investment
  operations.......................      0.021       0.027       0.045       0.052
                                        ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................     (0.021)     (0.027)     (0.045)     (0.052)
  Distributions (from realized
  capital gains)...................      0.000       0.000       0.000       0.000
  Distributions (in excess of
  realized gains)..................      0.000       0.000       0.000       0.000
                                        ------      ------      ------      ------
  Total distributions..............     (0.021)     (0.027)     (0.045)     (0.052)
                                        ------      ------      ------      ------
Net asset value, end of period.....    $  1.00     $  1.00     $  1.00     $  1.00
                                        ======      ======      ======      ======
Total return(6)....................       2.13%       2.75%       4.61%       5.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's)........................    $45,784     $55,890     $59,007     $20,190
  Ratio of expenses to average
  net assets (annualized)(8).......       0.48%       0.46%       0.00%       0.00%
  Ratio of net investment income to
  average net assets (annualized)..       2.10%       2.73%       4.47%       5.50%
  Portfolio turnover rate (Note
    5).............................         --          --          --          --
  Average commission rate
    paid(7)........................         --          --          --          --


                                                            ------------------------------
                                                            National Municipal Money Fund
                                                            Class A
                                                            ------------------------------
                                           1996(1)     1995(1)     1994(1)     1993(1)     1992(1)     1991(1)     1990(4)
Net asset value, beginning of
  period...........................     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                         ------      ------      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).....       0.029       0.032       0.026       0.022       0.029       0.048       0.055
  Net gain or loss on securities
  (both realized and unrealized)...       0.000       0.000       0.000       0.000       0.000       0.000       0.000
                                          ------      ------      ------      ------      ------      ------      ------
  Total from investment
  operations.......................       0.029       0.032       0.026       0.022       0.029       0.048       0.055
                                          ------      ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................      (0.029)     (0.032)     (0.026)     (0.022)     (0.029)     (0.048)     (0.055)
  Distributions (from realized
  capital gains)...................       0.000       0.000       0.000       0.000       0.000       0.000       0.000
  Distributions (in excess of
  realized gains)..................       0.000       0.000       0.000       0.000       0.000       0.000       0.000
                                         ------       -----       -----       -----       -----       -----       -----
  Total distributions..............      (0.029)     (0.032)     (0.026)     (0.022)     (0.029)     (0.048)     (0.055)
                                         ------      ------      ------      ------      ------      ------      ------
Net asset value, end of period.....     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                         ======      ======      ======      ======      ======      ======      ======
Total return(6)....................        2.96%       3.26%       2.60%       2.25%       2.94%       4.87%       5.66%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's)........................     $ 7,514     $ 7,860     $10,110     $ 9,424     $ 8,139     $ 9,816     $ 4,150
  Ratio of expenses to average
  net assets (annualized)(8).......        0.68%       0.75%       0.49%       0.55%       0.54%       0.00%       0.00%
  Ratio of net investment income to
  average net assets (annualized)..        2.92%       3.21%       2.57%       2.23%       2.92%       4.71%       5.79%
  Portfolio turnover rate (Note
    5).............................         --          --          --          --          --          --          --
  Average commission rate
    paid(7)........................         --          --          --          --          --          --          --



                                             Bond Funds
                                             ---------------------------------------------------------
                                                  California Insured Intermediate Municipal Fund
                                             Class A                                          Class B
                                             ---------------------------------------------------------
                                             1996(1)     1995(1)     1994(1)     1993(5)    1996(1)    1995(1)    1994(3)
Net asset value, beginning of
  period...........................       $ 10.37     $  9.64     $ 10.48     $ 10.01     $10.37     $ 9.64     $ 9.91
                                           ------      ------      ------      ------      -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).....          0.41        0.40        0.42        0.26       0.34       0.34       0.17
  Net gain or loss on securities
  (both realized and unrealized)...         (0.01)       0.73       (0.84)       0.47      (0.02)      0.73      (0.27)
                                           ------      ------      ------      ------      -----      -----      -----
  Total from investment
  operations.......................          0.40        1.13       (0.42)       0.73       0.32       1.07      (0.10)
                                           ------      ------      ------      ------      -----      -----      -----
LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................         (0.41)      (0.40)      (0.42)      (0.26)     (0.34)     (0.34)     (0.17)
  Distributions (from realized
  capital gains)...................          0.00        0.00        0.00        0.00       0.00       0.00       0.00
  Distributions (in excess of
  realized gains)..................          0.00        0.00        0.00        0.00       0.00       0.00       0.00
                                           ------      ------      ------      ------      -----      -----      -----
  Total distributions..............         (0.41)      (0.40)      (0.42)      (0.26)     (0.34)     (0.34)     (0.17)
                                           ------      ------      ------      ------      -----      -----      -----
Net asset value, end of period.....       $ 10.36     $ 10.37     $  9.64     $ 10.48     $10.35     $10.37     $ 9.64
                                           ======      ======      ======      ======      =====      =====      =====
Total return(6)....................          3.93%      11.84%      -4.10%       7.31%      3.14%     11.26%     -1.02%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)
  Ratio of expenses to average            $20,005     $24,582     $23,634     $24,235     $  593     $  443     $  227
  net assets (annualized)(8).......
  Ratio of net investment income to          0.82%       0.77%       0.40%       0.32%      1.50%      1.30%      1.08%
  average net assets (annualized)..
  Portfolio turnover rate (Note              3.96%       3.90%       4.16%       4.25%      3.28%      3.37%      3.62%
    5).............................
  Average commission rate                   44.43%      59.28%      31.48%       5.73%     44.43%     59.28%     31.48%
    paid(7)........................           --          --          --          --         --         --         --


Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                                      Bond Funds
                                                      ----------------------------------------------------------------------------
                                                      National Insured Intermediate Municipal Fund
                                                      Class A                                         Class B
                                                      ----------------------------------------------------------------------------
                                                      1996(1)     1995(1)     1994(1)     1993(2)     1996(1)    1995(1)    1994(3)
Net asset value, beginning of period..............    $ 10.37     $  9.64     $ 10.48     $ 10.02     $10.38     $ 9.65     $ 9.91
                                                        -----       -----       -----       -----       ----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....................       0.42        0.41        0.42        0.26       0.35       0.36       0.18
 Net gain or loss on securities (both realized and
 unrealized)......................................      (0.05)       0.73       (0.84)       0.46      (0.05)      0.73      (0.26)
                                                        -----       -----       -----       -----       ----       ----       ----
 Total from investment operations.................       0.37        1.14       (0.42)       0.72       0.30       1.09      (0.08)
                                                        -----       -----       -----       -----       ----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)...........      (0.42)      (0.41)      (0.42)      (0.26)     (0.35)     (0.36)     (0.18)
 Distributions (from realized capital gains)......       0.00        0.00        0.00        0.00       0.00       0.00       0.00
 Distributions (in excess of realized gains)......       0.00        0.00        0.00        0.00       0.00       0.00       0.00
                                                        -----       -----       -----       -----       ----       ----       ----
 Total distributions..............................      (0.42)      (0.41)      (0.42)      (0.26)     (0.35)     (0.36)     (0.18)
                                                        -----       -----       -----       -----       ----       ----       ----
Net asset value, end of period....................    $ 10.32     $ 10.37     $  9.64     $ 10.48     $10.33     $10.38     $ 9.65
                                                        =====       =====       =====       =====       ====       ====       ====
Total return(6)...................................       3.68%      12.01%      -4.05%       7.25%      2.99%     11.43%     -0.87%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)..................    $12,886     $15,782     $16,224     $15,535     $  286     $  284     $  186
 Ratio of expenses to average net assets
 (annualized)(8)..................................       0.80%       0.77%       0.43%       0.35%      1.48%      1.29%      1.09%
 Ratio of net investment income to average net
 assets (annualized)..............................       4.11%       4.06%       4.22%       4.28%      3.44%      3.54%      3.72%
 Portfolio turnover rate (Note 5).................      46.95%      84.85%      32.26%       0.00%     46.95%     84.85%     32.26%
 Average commission rate paid(7)..................         --          --          --          --         --         --         --
---------------------------------------------

                                                      Bond Funds
                                                      ----------------------------------------------------------------------------
                                                      U.S. Government
                                                      Intermediate Fund
                                                      Class A
                                                      ----------------------------------------------------------------------------
                                                      1996(1)     1995(1)     1994(1)
Net asset value, beginning of period..............  $ 9.76     $ 9.32     $10.03
                                                      ----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....................    0.54       0.48       0.46
 Net gain or loss on securities (both realized and
 unrealized)......................................   (0.18)      0.44      (0.71)
                                                      ----       ----       ----
 Total from investment operations.................    0.36       0.92      (0.25)
                                                      ----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)...........   (0.54)     (0.48)     (0.46)
 Distributions (from realized capital gains)......    0.00       0.00       0.00
 Distributions (in excess of realized gains)......    0.00       0.00       0.00
                                                      ----       ----       ----
 Total distributions..............................   (0.54)     (0.48)     (0.46)
                                                      ----       ----       ----
Net asset value, end of period....................  $ 9.58     $ 9.76     $ 9.32
                                                      ====       ====       ====
Total return(6)...................................    3.81%     10.12%     -2.51%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)..................  $7,168     $8,209     $9,699
 Ratio of expenses to average net assets
 (annualized)(8)..................................    0.59%      0.69%      0.43%
 Ratio of net investment income to average net
 assets (annualized)..............................    5.61%      5.03%      4.80%
 Portfolio turnover rate (Note 5).................   46.51%     82.88%     55.09%
 Average commission rate paid(7)..................      --         --         --
---------------------------------------------

(1) For the year ended December 31.

(2) For the period June 1, 1993 (effective date of registration) to December 31, 1993.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period October 5, 1992 (inception of operations) to December 31,
    1992.

(5) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(8) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                                Class A
Period Ended                                                    1996      1995      1994      1993      1992      1991      1990
--------------------------------------------------------------------------------------------------------------------------------
National Insured Intermediate Municipal Fund.................   1.12%     1.19%     1.19%     1.39%       NA        NA        NA
U.S. Government Intermediate Fund............................   1.24%     1.32%     1.28%     1.26%     2.09%       NA        NA
California Municipal Bond Fund...............................   0.96%     0.96%     0.97%     0.98%     1.04%     1.14%     1.70%

                                                               Class B
Period Ended                                                   1996      1995      1994
--------------------------------------------------------------------------------------------------------------------------------

                                                                <C
National Insured Intermediate Municipal Fund.................  3.25%     3.25%     3.25%
U.S. Government Intermediate Fund............................  3.25%     3.25%     3.25%
California Municipal Bond Fund...............................  1.83%     3.24%     3.25%

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                        -----------------------------------------------------
                                                        U.S. Government Intermediate Fund (continued)
                                                        Class A (continued)   Class B
                                                        -----------------------------------------------------
                                                       1993(1)    1992(4)    1996(1)    1995(1)    1994(3)
Net asset value, beginning of period..............    $ 9.69     $10.00     $ 9.76     $ 9.32     $ 9.48
                                                        ----       ----       ----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....................      0.51       0.13       0.47       0.43       0.19
 Net gain or loss on securities (both realized and
 unrealized)......................................      0.41      (0.31)     (0.18)      0.44      (0.16)
                                                        ----       ----       ----       ----       ----
 Total from investment operations.................      0.92      (0.18)      0.29       0.87       0.03
                                                        ----       ----       ----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)...........     (0.51)     (0.13)     (0.47)     (0.43)     (0.19)
 Distributions (from realized capital gains)......     (0.07)      0.00       0.00       0.00       0.00
 Distributions (in excess of realized gains)......      0.00       0.00       0.00       0.00       0.00
                                                        ----       ----       ----       ----       ----
 Total distributions..............................     (0.58)     (0.13)     (0.47)     (0.43)     (0.19)
                                                        ----       ----       ----       ----       ----
Net asset value, end of period....................    $10.03     $ 9.69     $ 9.58     $ 9.76     $ 9.32
                                                        ====       ====       ====       ====       ====
Total return(6)...................................      9.64%     -1.83%      3.12%      9.54%      0.36%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)..................    $8,930     $3,235     $  487     $  426     $  321
 Ratio of expenses to average net assets
 (annualized)(8)..................................      0.23%      0.00%      1.29%      1.21%      1.08%
 Ratio of net investment income to average net
 assets (annualized)..............................      4.98%      5.50%      4.92%      4.53%      4.24%
 Portfolio turnover rate (Note 5).................     37.80%      0.00%     46.51%     82.88%     55.09%
 Average commission rate paid(7)..................        --         --         --         --         --
--------------------------------------------------

                                                     ------------------------------------------------------------
                                                     California Municipal Bond Fund
                                                     Class A
                                                     ------------------------------------------------------------
                                                     1996(1)      1995(1)      1994(1)      1993(1)      1992(1)
Net asset value, beginning of period..............  $  11.26     $  10.31     $  11.56     $  10.74     $  10.64
                                                      ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....................      0.53         0.54         0.59         0.59         0.60
 Net gain or loss on securities (both realized and
 unrealized)......................................     (0.11)        0.95        (1.25)        0.83         0.21
                                                      ------       ------       ------       ------       ------
 Total from investment operations.................      0.42         1.49        (0.66)        1.42         0.81
                                                      ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
 Dividends (from net investment income)...........     (0.53)       (0.54)       (0.59)       (0.59)       (0.60)
 Distributions (from realized capital gains)......      0.00         0.00         0.00        (0.01)       (0.11)
 Distributions (in excess of realized gains)......      0.00         0.00         0.00         0.00         0.00
                                                      ------       ------       ------       ------       ------
 Total distributions..............................     (0.53)       (0.54)       (0.59)       (0.60)       (0.71)
                                                      ------       ------       ------       ------       ------
Net asset value, end of period....................  $  11.15     $  11.26     $  10.31     $  11.56     $  10.74
                                                      ======       ======       ======       ======       ======
Total return(6)...................................      3.90%       14.76%       -5.83%       13.52%        7.86%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)..................  $177,593     $184,283     $171,768     $197,394     $141,108
 Ratio of expenses to average net assets
 (annualized)(8)..................................      0.96%        0.93%        0.57%        0.53%        0.54%
 Ratio of net investment income to average net
 assets (annualized)..............................      4.82%        4.98%        5.43%        5.25%        5.66%
 Portfolio turnover rate (Note 5).................     29.28%       25.90%       30.32%        7.44%       46.55%
 Average commission rate paid(7)..................        --           --           --           --           --
--------------------------------------------------


                                                      ------------------------------------------------------------------
                                                                   California Municipal Bond Fund
                                                             Class A             Class B
                                                      ------------------------------------------------------------------
                                                        1991(1)      1990(5)     1996(1)   1995(1)     1994(3)
Net asset value, beginning of period..............      $  10.12     $ 10.00     $11.26     $10.32     $10.74
                                                          ------       -----       ----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....................          0.66        0.65       0.48       0.48       0.25
 Net gain or loss on securities (both realized and
 unrealized)......................................          0.56        0.12      (0.11)      0.94      (0.42)
                                                          ------       -----       ----       ----       ----
 Total from investment operations.................          1.22        0.77       0.37       1.42      (0.17)
                                                          ------       -----       ----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)...........         (0.66)      (0.65)     (0.48)     (0.48)     (0.25)
 Distributions (from realized capital gains)......         (0.04)       0.00       0.00       0.00       0.00
 Distributions (in excess of realized gains)......          0.00        0.00       0.00       0.00       0.00
                                                          ------       -----       ----       ----       ----
 Total distributions..............................         (0.70)      (0.65)     (0.48)     (0.48)     (0.25)
                                                          ------       -----       ----       ----       ----
Net asset value, end of period....................      $  10.64     $ 10.12     $11.15     $11.26     $10.32
                                                          ======       =====       ====       ====       ====
Total return(6)...................................         12.53%       9.38%      3.39%     14.05%     -1.59%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)..................      $106,592     $20,329     $5,360     $3,162     $1,416
 Ratio of expenses to average net assets
 (annualized)(8)..................................          0.00%       0.00%      1.46%      1.46%      1.28%
 Ratio of net investment income to average net
 assets (annualized)..............................          6.43%       7.13%      4.33%      4.42%      4.91%
 Portfolio turnover rate (Note 5).................         30.61%      64.18%     29.28%     25.90%     30.32%
 Average commission rate paid(7)..................            --          --         --         --         --
--------------------------------------------------

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                       Bond Funds
                       -------------------------------------------------------------------------------------------------------
                       National Municipal Bond Fund
                       Class A                                                                     Class B
                       -------------------------------------------------------------------------------------------------------
                       1996(1)    1995(1)    1994(1)    1993(1)    1992(1)    1991(1)    1990(2)   1996(1)   1995(1)   1994(3)
Net asset value,
  beginning of
  period.............  $ 11.39    $ 10.41    $ 11.61    $ 10.80    $ 10.61    $ 10.03    $10.00    $11.39    $10.41    $10.76
                        ------     ------     ------     ------     ------     ------     -----     -----     -----     -----
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income (loss)....     0.52       0.53       0.58       0.60       0.60       0.68      0.66      0.46      0.47      0.24
  Net gain or loss on
  securities (both
  realized and
  unrealized)........    (0.12)      0.98      (1.20)      0.82       0.32       0.60      0.03     (0.12)     0.98     (0.35)
                        ------     ------     ------     ------     ------     ------     -----     -----     -----     -----
  Total from
    investment
    operations.......     0.40       1.51      (0.62)      1.42       0.92       1.28      0.69      .034      1.45     (0.11)
                        ------     ------     ------     ------     ------     ------     -----     -----     -----     -----
LESS DISTRIBUTIONS:
  Dividends (from net
  investment
  income)............    (0.52)     (0.53)     (0.58)     (0.60)     (0.60)     (0.68)    (0.66)    (0.46)    (0.47)    (0.24)
  Distributions (from
  realized capital
  gains).............    (0.06)      0.00       0.00      (0.01)     (0.13)     (0.02)     0.00     (0.06)     0.00      0.00
  Distributions (in
  excess of realized
  gains).............     0.00       0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.00      0.00
                        ------     ------     ------     ------     ------     ------     -----     -----     -----     -----
  Total
    distributions....    (0.58)     (0.53)     (0.58)     (0.61)     (0.73)     (0.70)    (0.66)    (0.52)    (0.47)    (0.24)
                        ------     ------     ------     ------     ------     ------     -----     -----     -----     -----
Net asset value, end
  of period..........  $ 11.21    $ 11.39    $ 10.41    $ 11.61    $ 10.80    $ 10.61    $10.03    $11.21    $11.39    $10.41
                        ======     ======     ======     ======     ======     ======     =====     =====     =====     =====
Total return(5)......     3.58%     14.76%     -5.41%     13.39%      8.97%     13.22%     8.52%     3.07%    14.16%    -0.99%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
    period (000).....  $49,597    $53,387    $50,037    $57,590    $39,463    $26,432    $3,261    $1,952    $1,051    $  342
  Ratio of expenses
  to average net
  assets
  (annualized)(7)....     1.01%      0.91%      0.57%      0.50%      0.54%      0.00%     0.00%     1.51%     1.44%     1.28%
  Ratio of net
  investment income
  to average net
  assets
  (annualized).......     4.63%      4.79%      5.35%      5.29%      5.61%      6.59%     7.20%     4.14%     4.22%     4.72%
  Portfolio turnover
    rate (Note 5)....    44.76%     53.43%     37.52%      3.72%     39.20%     14.47%    15.37%    44.76%    54.30%    37.52%
  Average commission
    rate paid(6).....       --         --         --         --         --         --        --        --        --        --

(1) For the year ended December 31.

(2) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(5) Total returns assume purchase at net asset value
(without sales charge) at the beginning of each period.
 Returns for periods less than a full year are aggregate
(non-annualized) returns.

(6) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(7) Effective January 10, 1990, the Distributor and
Adviser for the Atlas Funds agreed to temporarily cap
(or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets
(annualized) would have been as follows:

                                                                                                                            Class
                                                      Class A                                                               B
Period Ended                                          1996      1995      1994      1993      1992      1991      1990      1996
--------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund........................  1.01%     1.05%     1.06%     1.06%     1.16%     1.33%     2.64%     2.29%
U.S. Government and Mortgage Securities Fund........  1.03%     1.04%     1.05%     1.05%     1.12%     1.20%     2.15%     1.82%
Strategic Income Fund...............................  1.85%       NA        NA        NA        NA        NA        NA      3.25%


                                                      Class B
Period Ended                                          1995      1994
------------------------------------------------------------------------
National Municipal Bond Fund........................  3.25%     3.25%
U.S. Government and Mortgage Securities Fund........  2.27%     3.25%
Strategic Income Fund...............................    NA        NA

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
U.S. Government and Mortgage Securities Fund
Class A
------------------------------------------------------------------------------------------------------------
                      1996(1)      1995(1)      1994(1)      1993(1)      1992(1)      1991(1)      1990(2)
Net asset value,
  beginning of
  period.............$  10.30     $   9.55     $  10.60     $  10.57     $  10.59     $  10.02     $10.00
                      -------      -------      -------      -------      -------      -------      -----
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
  income (loss)......    0.67         0.69         0.70         0.74         0.82         0.91       0.92
  Net gain or loss on
  securities (both
  realized and
  unrealized)........   (0.23)        0.75        (1.05)        0.03        (0.02)        0.57       0.02
                      -------      -------      -------      -------      -------      -------      -----
  Total from
  investment
  operations.........    0.44         1.44        (0.35)        0.77         0.80         1.48       0.94
                      -------      -------      -------      -------      -------      -------      -----
LESS DISTRIBUTIONS:
  Dividends (from net
  investment income).   (0.67)       (0.69)       (0.70)       (0.74)       (0.82)       (0.91)     (0.92)
  Distributions (from
  realized capital
  gains).............    0.00         0.00         0.00         0.00         0.00         0.00       0.00
  Distributions (in
  excess of realized
  gains).............    0.00         0.00         0.00         0.00         0.00         0.00       0.00
                      -------      -------      -------      -------      -------      -------      -----
  Total
  distributions......   (0.67)       (0.69)       (0.70)       (0.74)       (0.82)       (0.91)     (0.92)
                      -------      -------      -------      -------      -------      -------      -----
Net asset value, end
  of period..........$  10.07     $  10.30     $   9.55     $  10.60     $  10.57     $  10.59     $10.02
                      =======      =======      =======      =======      =======      =======      =====
Total return(5)......    4.50%       15.50%       -3.30%        7.49%        7.85%       15.53%     10.46%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
  period (000).......$224,301     $255,614     $245,715     $311,089     $209,593     $114,130     $7,387
  Ratio of expenses
  to average net
  assets
  (annualized)(7)....    1.03%        1.02%        0.80%        0.78%        0.60%        0.00%      0.00%
  Ratio of net
  investment income
  to average net
  assets (annualized)     6.67%        6.90%        7.05%        6.93%        7.74%        8.79%      9.84%
  Portfolio turnover
  rate (Note 5)......   27.45%       48.39%       16.33%       25.63%       25.50%        4.35%     12.47%
  Average commission
  rate paid(6).......      --           --           --           --           --           --         --


------------------------------------------------------------------------------
                                                       Strategic Income Fund
Class B                                                 Class A    Class B
------------------------------------------------------------------------------
                      1996(1)     1995(1)    1994(3)    1996(4)    1996(4)
Net asset value,
  beginning of
  period............. $10.30      $ 9.55     $ 9.80     $  5.00   $  5.00
                       -----       -----      -----      ------    ------
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
  income (loss)......   0.62        0.64       0.32        0.25      0.23
  Net gain or loss on
  securities (both
  realized and
  unrealized)........  (0.23)       0.75      (0.25)       0.18      0.17
                       -----       -----      -----      ------    ------
  Total from
  investment
  operations.........   0.39        1.39       0.07        0.43      0.40
                       -----       -----      -----      ------    ------
LESS DISTRIBUTIONS:
  Dividends (from net
  investment income).  (0.62)      (0.64)     (0.32)      (0.25)    (0.23)
  Distributions (from
  realized capital
  gains).............   0.00        0.00       0.00       (0.01)    (0.01)
  Distributions (in
  excess of realized
  gains).............   0.00        0.00       0.00       (0.01)    (0.01)
                       -----       -----      -----      ------    ------
  Total
  distributions......  (0.62)      (0.64)     (0.32)      (0.27)    (0.25)
                       -----       -----      -----      ------    ------
Net asset value, end
  of period.......... $10.07      $10.30     $ 9.55     $  5.16   $  5.15
                       =====       =====      =====      ======    ======
Total return(5)......   3.98%      14.93%      0.69%       8.89%     8.25%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
  period (000)....... $5,888      $3,799     $1,451     $17,863   $ 2,964
  Ratio of expenses
  to average net
  assets
  (annualized)(7)....   1.53%       1.53%      1.43%       0.02%    0.74%
  Ratio of net
  investment income
  to average net
  assets (annualized)   6.19%       6.34%      6.82%       8.19%     7.47%
  Portfolio turnover
  rate (Note 5)......  27.45%      48.39%     16.33%     187.15%   187.15%
  Average commission
  rate paid(6).......    --          --          --          --       --

Financial Highlights selected data for a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------------

                     Stock Funds
                     --------------------------------------------------------------------------------------------------------
                     Balanced Fund                                                             Growth and Income Fund
                     Class A                                   Class B                         Class A
                     --------------------------------------------------------------------------------------------------------
                     1996(1)    1995(1)    1994(1)   1993(2)   1996(1)    1995(1)   1994(3)    1996(1)     1995(1)    1994(1)
Net asset value,
  beginning of
  period..........   $ 11.19    $  9.23    $ 9.85    $10.00    $ 11.17    $ 9.22    $ 9.41     $  15.91    $ 13.52    $ 14.01
                      ------     ------     -----     -----     ------     -----     -----      -------     ------     ------
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
  income (loss)...      0.42       0.42      0.44      0.09       0.36      0.35      0.10         0.14       0.20       0.16
  Net gain or loss
  on securities
  (both realized
  and unrealized).      1.32       2.02     (0.62)    (0.15)      1.32      2.03     (0.07)        3.06       4.26      (0.34)
                      ------     ------     -----     -----     ------     -----     -----      -------     ------     ------
  Total from
  investment
  operations......      1.74       2.44     (0.18)    (0.06)      1.68      2.38      0.03         3.20       4.46      (0.18)
                      ------     ------     -----     -----     ------     -----     -----      -------     ------     ------
LESS
  DISTRIBUTIONS:
  Dividends (from
  net investment
  income).........     (0.42)     (0.42)    (0.44)    (0.09)     (0.37)    (0.37)    (0.22)       (0.14)     (0.20)     (0.16)
  Distributions
  (from realized
  capital gains)..     (0.33)     (0.06)     0.00      0.00      (0.33)    (0.06)     0.00        (1.15)     (1.87)     (0.12)
  Distributions
  (in excess of
  realized gains).      0.00       0.00      0.00      0.00       0.00      0.00      0.00         0.00       0.00      (0.03)
                      ------     ------     -----     -----     ------     -----     -----      -------     ------     ------
  Total
  distributions...     (0.75)     (0.48)    (0.44)    (0.09)     (0.70)    (0.43)    (0.22)       (1.29)     (2.07)     (0.31)
                      ------     ------     -----     -----     ------     -----     -----      -------     ------     ------
Net asset value,
  end of period...   $ 12.18    $ 11.19    $ 9.23    $ 9.85    $ 12.15    $11.17    $ 9.22     $  17.82    $ 15.91    $ 13.52
                      ======     ======     =====     =====     ======     =====     =====      =======     ======    ======
Total return(6)...     15.81%     26.76%    -1.87%    -0.62%     15.25%    26.08%     0.25%       20.16%     33.06%     -1.24%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end
  of period
  (000)...........   $29,289    $13,547    $9,654    $5,638    $ 4,802    $1,632    $  586     $138,604    $93,061    $69,590
  Ratio of
  expenses to
  average net
  assets
  (annualized)(8).      1.28%      1.48%     0.80%     0.00%      1.77%     1.99%     1.48%        1.16%      1.24%      1.04%
  Ratio of net
  investment
  income to
  average net
  assets
  (annualized)....      3.86%      4.15%     4.85%     5.02%      3.37%     3.66%     4.43%        0.82%      1.26%      1.21%
  Portfolio
  turnover rate
  (Note 5)........     41.41%     25.84%    29.19%     0.00%     41.41%    25.84%    29.19%       86.66%    125.28%    123.64%
  Average
  commission
  rate paid(7)....   $0.0591         --        --        --    $0.0591        --        --     $ 0.0602         --         --
------------------

(1) For the year ended December 31.

(2) For the period October 1, 1993 (inception of operations) to December 31,
    1993.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period December 5, 1990 (inception of operations) to December 31, 1990.

(5) For the period April 30, 1996 (effective date of registration) to December 31, 1996.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
    Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(8) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses.
    Had such action not
    been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                          Class A                                                               Class B
Period Ended              1996      1995      1994      1993      1992      1991      1990      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund...........  1.28%     1.53%     1.56%     2.04%       NA        NA        NA      2.21%     3.25%     3.25%
Growth and Income Fund..  1.16%     1.24%     1.28%     1.36%     1.45%     1.66%     3.41%     1.83%     2.39%     3.25%
Strategic Growth Fund...  1.31%     1.65%     1.74%     2.23%       NA        NA        NA      2.12%     3.25%     3.25%
Global Growth Fund......  2.36%       NA        NA        NA        NA        NA        NA      3.25%       NA        NA

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund (continued)
Class A (continued)                             Class B
-----------------------------------------------------------------------------------------------------------------------------
                  1993(1)     1992(1)     1991(1)     1990(4)     1996(1)     1995(1)     1994(3)
Net asset value,
  beginning of
  period..........$ 13.45     $ 13.52     $ 10.04     $ 10.00     $ 15.89     $ 13.52     $ 13.04
                   ------      ------      ------      ------      ------      ------      ------
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
  income (loss)...   0.22        0.25        0.31        0.04        0.06        0.10        0.02
  Net gain or loss
  on securities
  (both realized
  and unrealized).   1.17       (0.07)       3.48        0.04        3.05        4.26        0.67
                   ------      ------      ------      ------      ------      ------      ------
  Total from
  investment
  operations......   1.39        0.18        3.79        0.08        3.11        4.36        0.69
                   ------      ------      ------      ------      ------      ------      ------
LESS
  DISTRIBUTIONS:
  Dividends (from
  net investment
  income).........  (0.22)      (0.25)      (0.31)      (0.04)      (0.07)      (0.12)      (0.06)
  Distributions
  (from realized
  capital gains)..  (0.59)       0.00        0.00        0.00       (1.15)      (1.87)      (0.12)
  Distributions
  (in excess of
  realized gains).  (0.02)       0.00        0.00        0.00        0.00        0.00       (0.03)
                   ------      ------      ------      ------      ------      ------      ------
  Total
  distributions...  (0.83)      (0.25)      (0.31)      (0.04)      (1.22)      (1.99)      (0.21)
                   ------      ------      ------      ------      ------      ------      ------
Net asset value,
  end of period...$ 14.01     $ 13.45     $ 13.52     $ 10.04     $ 17.78     $ 15.89     $ 13.52
                   ======      ======      ======      ======      ======      ======      ======
Total return(6)...  10.40%       1.40%      38.15%       0.78%      19.60%      32.32%       5.32%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end
  of period
  (000)...........$59,392     $38,200     $20,084     $ 1,082     $12,427     $ 4,292     $ 1,460
  Ratio of
  expenses to
  average net
  assets
  (annualized)(8).   1.06%       0.87%       0.00%       0.00%       1.66%       1.75%       1.66%
  Ratio of net
  investment
  income to
  average net
  assets
  (annualized)....   1.59        2.00%       3.44%       5.20%       0.29%       0.84%       0.71%
  Portfolio
  turnover rate
  (Note 5)........ 178.91%     116.14%     146.31%      14.59%      86.66%     125.28%     123.64%
  Average
  commission
  rate paid(7)....     --          --          --          --     $0.0602          --          --


--------------------------------------------------------------------------------------------------------------------
Strategic Growth Fund                                                                           Global Growth Fund
Class A                                                       Class B                           Class A    Class B
--------------------------------------------------------------------------------------------------------------------
                  1996(1)    1995(1)      1994(1)    1993(2)  1996(1)     1995(1)    1994(3)     1996(5)     1996(5)
Net asset value,
  beginning of
  period..........$ 12.69     $ 10.00     $10.14     $10.00   $ 12.63     $ 9.98     $ 9.92     $ 10.14     $ 10.14
                   ------      ------      -----      -----    ------      -----      -----      ------      ------
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
  income (loss)...   0.13        0.10       0.11       0.05      0.07       0.03      (0.05)       0.01      (0.03)
  Net gain or loss
  on securities
  (both realized
  and unrealized).   2.88        2.82      (0.14)      0.14      2.85       2.82       0.21        1.10        1.08
                   ------      ------      -----      -----    ------      -----      -----      ------      ------
  Total from
  investment
  operations......   3.01        2.92      (0.03)      0.19      2.92       2.85       0.16        1.11        1.05
                   ------      ------      -----      -----    ------      -----      -----      ------      ------
LESS
  DISTRIBUTIONS:
  Dividends (from
  net investment
  income).........  (0.13)      (0.09)     (0.11)     (0.05)    (0.07)     (0.06)     (0.10)     (0.01)        0.00
  Distributions
  (from realized
  capital gains)..  (1.56)      (0.14)      0.00       0.00     (1.56)     (0.14)      0.00      (0.27)      (0.27)
  Distributions
  (in excess of
  realized gains).   0.00        0.00       0.00       0.00      0.00       0.00       0.00      (0.01)      (0.01)
                   ------      ------      -----      -----    ------      -----      -----      ------      ------
  Total
  distributions...  (1.69)      (0.23)     (0.11)     (0.05)    (1.63)     (0.20)     (0.10)     (0.29)      (0.28)
                   ------      ------      -----      -----    ------      -----      -----      ------      ------
Net asset value,
  end of period...$ 14.01     $ 12.69     $10.00     $10.14   $ 13.92     $12.63     $ 9.98     $ 10.96     $ 10.91
                   ======      ======      =====      =====    ======      =====      =====      ======      ======
Total return(6)...  23.72%      29.14%     -0.28%      1.94%    23.13%     28.58%      1.57%      10.89%      10.34%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end
  of period (000).$22,253     $12,223     $6,471     $4,168   $ 5,689     $2,332     $  327     $13,552     $ 2,210
  Ratio of
  expenses to
  average net
  assets
  (annualized)(8).   1.31%       1.62%      1.17%      0.00%     1.81%      2.14%      1.80%       1.51%       2.24%
  Ratio of net
  investment
  income to
  average net
  assets
  (annualized)....   1.08%       1.03%      1.25%      2.66%     0.59%      0.56%      0.82%       0.13%      -0.75%
  Portfolio
  turnover rate
  (Note 5)........ 119.87%      73.32%     54.01%      6.41%   119.87%     73.32%     54.01%      64.89%      64.89%
  Average
  commission
  rate paid(7)....$0.0597          --         --         --   $0.0597         --         --     $0.0052     $0.0052

Notes to Financial Statements                                  December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering fourteen portfolios. The Company currently consists of the Atlas U.S. Treasury Money Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, the Atlas California Insured Intermediate Municipal Fund, the Atlas National Insured Intermediate Municipal Fund, the Atlas U.S. Government Intermediate Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Strategic Income Fund, the Atlas Balanced Fund, the Atlas Growth and Income Fund, the Atlas Strategic Growth Fund, and the Atlas Global Growth Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund, the Atlas California Insured Intermediate Municipal Fund, and the Atlas California Municipal Bond Fund which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Class A shares are subject to a sales charge at the time of purchase while Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. In pursuing this objective, the Intermediate Funds can generally be expected to provide higher yields than the Money Funds with less price fluctuations than long-term bond funds, and the Insured Funds seek to minimize credit risk. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices. Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit

--------------------------------------------------------------------------------

       risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. While it does not hold any such securities as of December 31, 1996, the Atlas Global Growth Fund may also invest in such lower-rated securities, but only up to 5% of its gross assets. Neither Fund holds any securities in default as of December 31, 1996.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund and the Atlas Global Growth Fund, which are on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Balanced Fund, the Atlas Growth and Income Fund and the Atlas Global Growth Fund for the year ended December 31, 1996 are net of foreign withholding taxes of $1,057, $12,610 and $7,584, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Atlas U.S. Government Intermediate Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 1996 were $19,259,614 for Atlas Government and Mortgage Securities Fund and $2,264,766 for Atlas Strategic Income Fund.

Notes to Financial Statements                                  December 31, 1996
--------------------------------------------------------------------------------

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

      The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

      Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

      The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

m. Dollar Roll Transactions: The Atlas U.S. Government Intermediate Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

  o. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the statement, distributions in excess of realized gains have been reflected in the Statement of Changes in Net Assets by Atlas Strategic Income Fund and Atlas Global Growth Fund for $21,661 and $17,781, respectively, in 1996 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sale losses.

  p. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

  Organization costs of $35,906 incurred by the Company as of June 30, 1994 in the organization of the Class B Plan have been allocated equally to the Funds existing at that date offering Class B shares. These costs have been deferred and are being amortized on a straight line basis over a period of five years from July 1994.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 1996, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                           California        National     California Insured   National Insured  U.S. Government     California
         U.S. Treasury     Municipal         Municipal       Intermediate        Intermediate     Intermediate        Municipal
          Money Fund       Money Fund       Money Fund      Municipal Fund      Municipal Fund        Fund            Bond Fund
        ---------------------------------------------------------------------------------------------------------------------------
Unrealized
appreciation... $     0 $      0         $    0           $   507             $    370          $     0            $ 10,844
Unrealized
depreciation... $     0 $      0         $    0           $   (11)            $      0          $  (125)           $   (174)
        --------------------------------------------------------------------------------------------------------------------------
Net
unrealized
appreciation
(depreciation)... $     0 $      0       $    0           $   496             $    370          $  (125)           $ 10,670
        ==========================================================================================================================
Cost
of
securities
for
federal
income
tax
purposes... $65,547    $ 37,539          $7,479           $19,692             $ 12,646          $ 7,729            $169,461
        ==========================================================================================================================

          National      U.S. Government
          Municipal      and Mortgage      Strategic Income      Balanced        Growth and     Strategic Growth    Global Growth
          Bond Fund     Securities Fund          Fund              Fund         Income Fund           Fund              Fund
       ---------------------------------------------------------------------------------------------------------------------------
Unrealized
appreciation... $ 2,809 $  3,237         $   532              $ 3,695        $ 27,822          $ 3,701             $  1,405
Unrealized
depreciation... $     0 $ (1,304)        $   (69)             $  (283)       $ (1,530)         $  (213)            $   (403)
       ---------------------------------------------------------------------------------------------------------------------------
Net
unrealized
appreciation
(depreciation)... $ 2,809 $  1,933       $   463              $ 3,412        $ 26,292          $ 3,488             $  1,002
       ==========================================================================================================================
Cost
of
securities
for
federal
income
tax
purposes.. $48,167    $246,832           $22,885              $30,605        $127,877          $24,564             $ 14,820
       ==========================================================================================================================

Notes to Financial Statements                                  December 31, 1996
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS

  The following is a summary of share transactions for the years ended December 31, 1996 and December 31, 1995 (in 000's):

                       U. S. Treasury                                    California Municipal            National Municipal
                         Money Fund                                           Money Fund                     Money Fund
                          Class A                                               Class A                        Class A
                    1996           1995         1996        1995         1996            1995            1996           1995
                   ----------------------------------------------------------------------------------------------------------
Sold.............   75,634         62,421        168        113          20,788          21,048          5,107          5,490
Issued in
reinvestment of
dividends........    2,547          1,732          5          2           1,001           1,207            198            264
Redeemed.........  (64,076)       (46,219)      (166)       (30)        (23,874)        (25,795)        (5,651)        (8,004)
                   -----------------------------------------------------------------------------------------------------------
Net increase
  (decrease).....   14,105         17,934          7         85          (2,085)         (3,540)          (346)        (2,250)
                   ===========================================================================================================

                                    California Insured                 National Insured                  U. S. Government
                                Intermediate Municipal Fund       Intermediate Municipal Fund            Intermediate Fund
                                  Class A           Class B         Class A          Class B          Class A           Class B
                               1996     1995     1996    1995    1996     1995     1996    1995    1996     1995     1996    1995
                               --------------------------------------------------------------------------------------------------
Sold.........................   140      132      14      18       93       50       6       9       89       78      16      16
Issued in reinvestment of
dividends....................    54       62       1       1       35       38       1       0       27       29       2       2
Redeemed.....................  (632)    (275)     (1)      0     (402)    (249)     (7)     (1)    (209)    (307)    (11)     (9)
                               -------------------------------------------------------------------------------------------------
Net increase (decrease)......  (438)     (81)     14      19     (274)    (161)      0       8      (93)    (200)      7       9
                               =================================================================================================

                                     California Municipal                 National Municipal             U. S. Government and
                                                                                                               Mortgage
                                           Bond Fund                           Bond Fund                    Securities Fund
                                   Class A          Class B        Class A         Class B         Class A            Class B
                                1996      1995     1996   1995   1996    1995    1996   1995    1996      1995     1996     1995
                               --------------------------------------------------------------------------------------------------
Sold.........................   1,356     1,171    204    148     267     312     85     61     1,962     1,783    279      219
Issued in reinvestment of
reinvestment of dividends....     550       584     13      7     184     177      5      2       995     1,065     22       10
Redeemed.....................  (2,346)   (2,038)   (17)   (11)   (715)   (609)    (8)    (4)   (5,514)   (3,767)   (85)     (12)
                               --------------------------------------------------------------------------------------------------
Net increase (decrease)......    (440)     (283)   200    144    (264)   (120)    82     59    (2,557)     (919)   216      217
                               ==================================================================================================

                                  Strategic Income Fund                Balanced Fund                  Growth and Income Fund
                                  Class A        Class B          Class A          Class B           Class A             Class B
                               1996(1) 1995    1996(1) 1995    1996     1995     1996    1995     1996       1995      1996    1995
                               ---------------------------------------------------------------------------------------------------
Sold.........................  3,495   N/A     575     N/A     1,435     298     254      90      2,756      1,424     423     143
Issued in reinvestment of
dividends....................   29     N/A       7     N/A      123       37      19       4        514        662      43      29
Redeemed.....................  (62)    N/A      (7)    N/A     (364)    (171)    (24)    (12)    (1,343)    (1,382)    (37)    (10)
                               ---------------------------------------------------------------------------------------------------
Net increase.................  3,462   N/A     575     N/A     1,194     164     249      82      1,927        704     429     162
                               ===================================================================================================


                                  Strategic Growth Fund             Global Growth Fund
                                  Class A         Class            Class A          Class B
                               1996     1995    1996    1995    1996(2) 1995    1996(2)   1995
                               ----------------------------------------------------------------
Sold.........................   749     368     194     152     1,239   N/A     199     N/A
Issued in reinvestment of
dividends....................   163      13      43       3      26     N/A       5     N/A
Redeemed.....................  (287)    (65)    (13)     (3)    (29)    N/A      (1)    N/A
                               ----------------------------------------------------------------
Net increase.................   625     316     224     152     1,236   N/A     203     N/A
                               ================================================================

(1) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(2) For the period April 15, 1996 (inception of operations) to December 31,
    1996.

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 were as follows (in 000's):

                                                                      California          National
                  U.S.          California          National            Insured           Insured        U.S. Government
                Treasury        Municipal          Municipal         Intermediate       Intermediate      Intermediate
               Money Fund       Money Fund         Money Fund       Municipal Fund     Municipal Fund         Fund
               ---------------------------------------------------------------------------------------------------------
Purchases....  $0             $0                $0                  $ 9,423            $6,547            $3,355
Sales........  $0             $0                $0                  $13,881            $9,018            $5,627
               ---------------------------------------------------------------------------------------------------------


               California
                Municipal
                Bond Fund
               ------------------------------------------------------------
Purchases....  $52,136
Sales........  $53,884
               ------------------------------------------------------------------------

                  National       U.S. Government
                 Municipal         and Mortgage         Strategic          Balanced         Growth and          Strategic
                 Bond Fund       Securities Fund       Income Fund           Fund           Income Fund        Growth Fund
               -------------------------------------------------------------------------------------------------------------
Purchases....  $22,855           $70,224             $45,390            $18,942           $140,065           $26,100
Sales........  $28,944           $67,034             $22,617            $ 8,457           $100,053           $19,465
               -------------------------------------------------------------------------------------------------------------


                 Global
               Growth Fund
               ------------------------------------------------------------------------------------
Purchases....  $20,101
Sales........  $ 6,040
               ------------------------------------------------------------------------------------------------

  At December 31, 1996 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes(in 000's):

                                                                         Expiring December 31,
                                                                 -------------------------------------
                                                                 2001      2002       2003       2004
U. S. Treasury Money Fund......................................  $ --     $   --     $   --     $   10
California Insured Intermediate Municipal Fund.................    --     $  130     $  319         --
National Insured Intermediate Municipal Fund...................    --     $  143     $  203         --
U.S. Government Intermediate Fund..............................    --     $  199     $   56         --
California Municipal Bond Fund.................................    --     $   --     $  723         --
U.S. Government and Mortgage Securities Fund...................  $288     $5,139     $7,507     $1,456

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund, the U.S. Government Intermediate Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by The Boston Company Advisors, Inc. and to the Atlas Stock Funds and Atlas Strategic Income Fund by Oppenheimer Management Corporation (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Global Growth Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; and
 .80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Global Growth Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the sale of Class A shares of the Bond and Stock Funds and on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable

Notes to Financial Statements                                  December 31, 1996
--------------------------------------------------------------------------------

on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

  Due to voluntary expense waivers in effect during the year ended December 31, 1996, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at rates, varying by Fund, ranging from .50% to .75% per annum. Class A and Class B 12b-1 fees due the Distributor were reduced in the amount of $398,397 and $1,039, respectively. Management fees due the Adviser were reduced by $347,612. The Adviser also absorbed $240,248 of other Fund expenses during the period. During the year ended December 31, 1996, the Distributor received $894,495 for sales charges paid by purchasers of Class A shares and $28,622 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At December 31, 1996, Golden West Financial owned 25,162 Class A shares in the California Municipal Money Fund; 25,439 Class A shares in the National Municipal Money Fund; 2,500 Class B shares in the U.S. Treasury Money Fund; 110,686 Class A shares and 264 Class B shares in the U.S. Government Intermediate Fund; 2,999 Class A shares and 233 Class B shares in the California Municipal Bond Fund; 3,009 Class A shares and 233 Class B shares in the National Municipal Bond Fund; 3,416 Class A shares and 256 Class B shares in the U.S. Government and Mortgage Securities Fund; 106,364 Class A shares and 252 Class B shares in the California Insured Intermediate Municipal Fund; 160,111 Class A shares and 252 Class B shares in the National Insured Intermediate Municipal Fund; 30,572 Class A shares and 53 Class B shares in the Balanced Fund; 191 Class B shares of Growth and Income Fund; 53,845 Class A shares and 61 Class B shares in the Strategic Growth Fund; 999,500 Class A shares and 500 Class B shares in the Strategic Income Fund; and 199,750 Class A shares and 250 Class B shares in the Global Growth Fund.

7. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund, the California Insured Intermediate Municipal Fund, and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Government Intermediate Fund has a concentration in Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 1996 are as follows:

  The California Municipal Money Fund has 13.60% in housing, 12.89% in industrial development, 10.74% in tax revenue anticipation notes and 10.71% in public power.

  The National Municipal Money Fund has 19.10% in industrial development and 14.42% in general obligation.

  The California Insured Intermediate Municipal Fund has 19.15% in education, 17.28% in transportation, 14.57% in water/sewer and 10.90% in housing.

  The National Insured Intermediate Municipal Fund has 40.46% in general obligation bonds, 15.01% in education, 13.64% in prerefunded bonds and 10.11% in health.

  The California Municipal Bond Fund has 26.67% in water/sewer bonds and 12.36% in public power.

--------------------------------------------------------------------------------

  The National Municipal Bond Fund has 24.64% in general obligation bonds, 16.92% in public power and 11.79% in education.

8. FORWARD CONTRACTS

  As of December 31, 1996, Atlas Strategic Income Fund had the following open forward contracts to purchase and sell foreign currencies:


                                                                                Contract            Valuation     Unrealized
                                                            Settlement           Amount               as of            Gain
                                                               Date              (000's)             12/31/96        (Loss)
                                                         --------------------------------------------------------------------
Contracts to Buy:
----------------
Canadian Dollar........................................  02/20/97                    170   CAD      $  124,565       $(3,187)
Finnish Markka.........................................  01/07/97                  1,126   FIM         244,773         1,440
Italian Lira...........................................  01/21/97-02/14/97       475,031   ITL         312,551         3,488
Japanese Yen...........................................  01/06/97                  3,980   JPY          34,409        (1,535)
Swiss Franc............................................  02/14/97                    110   CHF          82,608        (4,978)
                                                                                                    ----------       -------
                                                                                                    $  798,906        (4,772)
                                                                                                    ==========       -------
Contracts to Sell:
---------------
Canadian Dollar........................................  02/12/97-03/05/97           980   CAD      $  718,345        11,214
Italian Lira...........................................  01/21/97-02/14/97       354,360   ITL         233,213        (2,264)
Japanese Yen...........................................  01/06/97                  3,980   JPY          34,409         1,044
Swedish Krona..........................................  02/03/97                    430   SEK          63,179         2,600
Swiss Franc............................................  01/06/97-03/17/97           620   CHF         465,067        21,049
                                                                                                    ----------       -------
                                                                                                    $1,514,213        33,643
                                                                                                    ==========       -------
Net unrealized gain....................................                                                              $28,871
                                                                                                                     =======

9. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of security or currency rates underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

Notes to Financial Statements                                  December 31, 1996
--------------------------------------------------------------------------------

  As of December 31, 1996 the Atlas Strategic Income Fund had outstanding futures contracts to sell debt securities as follows:

                                                                                    Number of                     Unrealized
                                                                     Expiration      Futures                     Appreciation/
                                                                        Date        Contracts     Valuation     (Depreciation)
                                                                     ----------------------------------------------------------
Contracts to Sell:
---------------
U. S. Treasury Notes...............................................  03/97          1               $112,625             $1,594
French Government Bonds............................................  03/97          2                246,826              1,767
German Government Bonds............................................  03/97          1                163,503            (1,009)
                                                                                                    --------            -------
                                                                                                    $522,954             $2,352
                                                                                                    ========            =======

10. OPTIONS TRANSACTIONS:

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options my be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in a effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are record as a liability which is marked to market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium regardless as to the option being exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

--------------------------------------------------------------------------------

  Written option transactions in the Atlas Strategic Income Fund for the year ended December 31, 1996 were as follows:

                                                                         Call Options                Put Options
                                                                         ----------------------      ----------------------
                                                                         Number of     Amount of     Number of     Amount of
                                                                          Options      Premiums       Options      Premiums
                                                                         -------------------------------------------------
Options outstanding at December 31, 1995...............................         0       $     0             0       $     0
Options written........................................................  2,621,800       20,092       314,500         5,743
Options closed or expired..............................................  (675,900)       (3,648)      (50,000)         (156)
Options exercised......................................................  (430,000)       (2,092)      (40,000)         (131)
                                                                         ---------      -------       -------        ------
Options outstanding at December 31, 1996...............................  1,515,900      $14,352       224,500       $ 5,456
                                                                         =========      =======       =======        ======

11. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. These securities are not registered under the Securities Act of 1933, may be acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. No Fund will invest in illiquid assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 1996, the value of these securities amounted to $6,018,830 in the Atlas U.S. Government and Mortgage Securities Fund and $386,434 in the Atlas Strategic Income Fund. Information concerning these investments as of December 31, 1996 is as follows:

                                                                                         Acquisition  Cost Per        Unit
      Fund                                      Security                                   Date         Unit       Valuation
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government     Repurchase Agreement with Goldman Sachs, 5.45% due 01/14/97......    12/11/96      $100.00       $100.31
and Mortgage
Securities Fund
Strategic Income    Central Termica Guemes SA, 12% Bonds due 11/26/01................    11/19/96      $100.09       $100.25
Fund                Comunicacion Celular SA Wts., Exp. 11/03.........................    12/17/96       $75.00        $75.00
                    Mechala Group Jamaica, Ltd., 12.75% Bonds due 12/30/99...........    12/18/96      $100.00       $100.63
                    Mortgage Capital Funding, Inc. Commercial Mtg. Pass-Through
                    Certificates, Series 1996-MC1, Class G, 7.15% due 06/15/06.......    06/27/96       $76.37        $80.41
                    PanAmSat Corp., 12.75% Preferred Stock...........................    10/15/96     $1,231.25    $1,207.50

  Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
ATLAS ASSETS, INC.:

  We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas U.S. Treasury Money Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas California Insured Intermediate Municipal Fund, Atlas National Insured Intermediate Municipal Fund, Atlas U.S. Government Intermediate Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas Strategic Income Fund, Atlas Balanced Fund, Atlas Growth and Income Fund, Atlas Strategic Growth Fund, and Atlas Global Growth Fund)(the "Funds"), including the statements of investments in securities and net assets as of December 31, 1996, the related statements of operations for the year ended December 31, 1996, the statements of changes in net assets for the periods ended December 31, 1996 and 1995 [Atlas Strategic Income Fund for the period May 20, 1996 (inception of operations) to December 31, 1996; Atlas Global Growth Fund for the period April 15, 1996 (inception of operations) to December 31, 1996], and the financial highlights for each of the periods ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, and 1990. These
financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by corresponding with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc., at December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deliotte & Touche signature
Oakland, California
February 7, 1997

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